ALLMERICA SELECT
          A Higher Standard

[LOGO]


Annual Report

December 31, 1998

 . Allmerica Select SPL

1998

[ALLMERICA FINANCIAL LOGO]

              Allmerica Select  gives you access to some of the
            world's leading money managers, selected and monitored
                       by independent industry experts.

       It offers you an array of advantages typically reserved for the nation's largest and most sophisticated investors including:

             Access to a range of highly respected money managers.

      The comprehensive research capabilities of a nationally recognized pension consulting firm, to help identify the most qualified and best suited money managers representing a range of investment approaches.

   The opportunity to diversify across investment categories and investment styles - to better meet your investment needs.

          Objective monitoring of the money managers' performance by
         Allmerica Select's Manager Evaluation Committee, made up of highly experienced industry professionals.

          Personalized performance reports and timely market updates to help keep you on target.

        Significant tax advantages, including tax-deferred growth and tax-free transfers between investment options.

Table of Contents   1

General Information........................................    2

A Letter from the Chairman.................................    3

Fund Performance Summary...................................    4

Product Performance Summary................................    6

Domestic & International Equity Market Overview............    8
Select Emerging Markets Fund...............................   10
Select Aggressive Growth Fund..............................   11
Select Capital Appreciation Fund...........................   12
Select Value Opportunity Fund..............................   13
T. Rowe Price International Stock Portfolio................   14
Select International Equity Fund...........................   15
Fidelity VIP/1/ Growth Portfolio...........................   16
Select Growth Fund.........................................   17
Select Strategic Growth Fund...............................   18
Select Growth and Income Fund..............................   19
Fidelity VIP/1/ Equity-Income Portfolio....................   20

Bond & Money Market Overview...............................   22
Fidelity VIP/1/ High Income Portfolio......................   24
Select Income Fund.........................................   25
Money Market Fund..........................................   26

Financials.................................................  F-1

For further information, see the accompanying annual reports.

See Client Notes on Page F-47.

/1/VIP refers to Variable Insurance Products Fund.

General Information   2

Officers of Allmerica Financial Life Insurance and Annuity Company (AFLIAC)

John F. O'Brien, Chairman of the Board
Richard M. Reilly, President and CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Custodian
Bankers Trust Company
16 Wall Street, New York, NY 10005

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Administrator
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron/1/
Cynthia A. Hargadon/1/
Gordon Holmes/1/
John P. Kavanaugh
Bruce E. Langton/1/
Attiat F. Ott/1/
Richard M. Reilly
Ranne P. Warner/1/

Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
        Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
        Select International Equity Fund

Cambiar Investors, Inc.
8400 East Prentice Avenue, Suite 460, Englewood, CO 80111
        Select Strategic Growth Fund

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue, White Plains, NY 10604
        Select Value Opportunity Fund

John A. Levin & Co., Inc.
One Rockefeller Plaza, 25th Floor, New York, NY 10020
        Select Growth and Income Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
        Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
        Select Growth Fund

Schroder Capital Management International Inc.
787 Seventh Avenue, New York, NY 10019
        Select Emerging Markets Fund

Standish, Ayer & Wood, Inc.
One Financial Center, Boston, MA 02111
        Select Income Fund

T. Rowe Price Associates, Inc.
100 East Pratt Street, Baltimore, MD 21202
        Select Capital Appreciation Fund

Investment Advisers
Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
        Fidelity VIP/2/ Equity-Income Portfolio
        Fidelity VIP/2/ Growth Portfolio
        Fidelity VIP/2/ High Income Portfolio

Rowe Price-Fleming International, Inc.
100 East Pratt Street, Baltimore, MD 21202
        T. Rowe Price International Stock Portfolio

/1/Independent Trustees
/2/VIP refers to Variable Insurance Products Fund.

A Letter from the Chairman   3

[PHOTO OF JOHN F. O'BRIEN]

Dear Client:

Looking back, it is hard to believe all that has happened during the last year. In the U.S., we experienced a strong economy and the lowest levels of inflation and unemployment in decades. At the same time the country was confronted with political scandal in Washington, bombing raids in Africa, Iraq and Afghanistan and concerns that a global slowdown might even lead to deflation.

The international scene added to our worries. It was marked by devaluation of the Russian ruble which caused further turmoil in the emerging markets, continuing recession in Japan and a bold experiment as eleven European countries prepared for a common currency, the Euro.

These events caused extreme volatility in the financial markets. We saw how both the stock and bond markets can be driven by emotions rather than by broad economic or corporate financial strength. The current excitement over Internet stocks is proof of that. And yet through it all, patient investors were rewarded with above-average returns in the U.S. and developed international stock and bond markets.

Throughout the turmoil, our investment managers turned in strong performance as a group. In fact, almost three-quarters of our investment managers outperformed their peer group during both 1998 and the trailing three-year period as measured by Lipper Analytical.

While our "manager of managers" approach to investing has been successful, we continue to look for ways to improve and enhance the program. In February, we broadened your investment options by introducing three new funds -- Select Emerging Markets Fund, Select Strategic Growth Fund and Select Value Opportunity Fund. With the help of BARRA RogersCasey, we also introduced the Manager Allocation Program (MAP) to help you allocate funds between managers within a particular investment category.

In addition, the Board hired the mid-cap growth team of T. Rowe Price Associates as the new sub-adviser of the Select Capital Appreciation Fund.

As we head into a new year, industry experts are predicting more "normal" returns from the stock market. However, the equity market offers no guarantees. So we encourage you to continue to work with your financial advisor to set realistic goals and develop and monitor a disciplined investment program.

In closing, we continue to work hard to offer you a diversified array of strong investment opportunities within our insurance products. We are proud of our program and will continue to work hard to earn your trust and your business.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board
Allmerica Financial Life Insurance and Annuity Company

Fund Performance Summary   4

Average Annual Total Returns as of 12/31/98

For easy reference, the total returns for the Funds are summarized below.
Keep in mind that these returns reflect all Fund charges but do not include any insurance product fees or expenses. For returns that reflect the deduction of product charges, please refer to the Product Performance Summary on page 6.

                                                                             10 Years
                                                   Fund                       or Life
                                              Inception       1       5       of Fund
Funds                                              Date    Year    Years     (if less)
--------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                    2/20/98     N/A      N/A      -21.46%
Select International Equity Fund                 5/2/94   16.48%     N/A       12.26%
Select Aggressive Growth Fund                   8/21/92   10.56%   14.99%      18.11%
Select Capital Appreciation Fund                4/28/95   13.88%     N/A       20.37%
Select Value Opportunity Fund                   4/30/93    4.87%   13.09%      14.71%
Select Growth Fund                              8/21/92   35.44%   22.15%      19.18%
Select Strategic Growth Fund                    2/20/98     N/A      N/A       -2.47%
Select Growth and Income Fund                   8/21/92   16.43%   17.82%      15.53%
Select Income Fund                              8/21/92    6.83%    6.05%       6.56%
Money Market Fund                               4/29/85    5.51%    5.22%       5.62%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio     3/31/94   15.86%     N/A        9.66%

Fidelity Variable Insurance Products
Fund (VIP)
Fidelity VIP Growth Portfolio                   10/9/86   39.49%   21.74%      19.41%
Fidelity VIP Equity-Income Portfolio            10/9/86   11.63%   18.77%      15.62%
Fidelity VIP High Income Portfolio              9/19/85   -4.33%    8.80%      11.08%

Fund performance returns given above reflect an investment in the underlying funds listed on the date of inception of each Fund.

Fund performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance

Product Performance Summary   6

Allmerica Select SPL (AFLIAC)
--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/98

For easy reference, the total returns for the Allmerica Select SPL sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                                  Without Surrender and                          With Surrender and
                                                                 Monthly Policy Charges                      Monthly Policy Charges

                                                                               10 Years                                    10 Years
                                     Sub-                      10 Years      or Life of                      10 Years    or Life of
                                  Account                        or Life           Sub-                       or Life          Sub-
                                Inception       1        5       of Fund        Account        1        5     of Fund       Account
Sub-Accounts                         Date    Year    Years      (if less)      (if less)    Year    Years    (if less)     (if less)

------------------------------------------------------------------------------------------------------------------------------------

Allmerica Investment Trust
Select Emerging Markets Fund      11/2/98     N/A      N/A      -22.07%          3.16%       N/A      N/A     -43.61%      -85.45%
Select International Equity Fund  11/2/98   15.43%     N/A       11.25%          8.19%      1.90%     N/A       5.77%      -84.66%
Select Aggressive Growth Fund     11/2/98    9.56%   13.95%      17.04%         17.27%     -3.79%   10.89%     13.65%      -83.24%
Select Capital Appreciation Fund  11/2/98   12.85%     N/A       19.28%         14.21%     -0.60%     N/A      10.28%      -83.72%
Select Value Opportunity Fund     11/2/98    3.92%   12.07%      13.68%          2.61%     -9.26%    8.98%      9.69%      -85.54%
Select Growth Fund                11/2/98   34.22%   21.05%      18.10%         17.48%     20.12%   18.06%     14.73%      -83.21%
Select Strategic Growth Fund      11/2/98     N/A      N/A       -3.23%          5.14%       N/A      N/A     -27.90%      -85.14%
Select Growth and Income Fund     11/2/98   15.38%   16.76%      14.49%          7.74%      1.85%   13.74%     11.07%      -84.73%
Select Income Fund                11/2/98    5.87%    5.09%       5.60%          1.35%     -7.36%    1.84%      1.97%      -85.73%
Money Market Fund                 11/2/98    4.56%    4.27%       4.67%          0.65%     -8.63%    1.00%      2.48%      -85.84%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock
   Portfolio                      11/2/98   14.81%     N/A        8.67%          5.69%      1.30%     N/A       3.32%      -85.05%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Growth Portfolio     11/2/98   38.23%   20.64%      18.33%         14.35%     24.01%   17.65%     16.11%      -83.70%
Fidelity VIP Equity-Income
 Portfolio                        11/2/98   10.62%   17.70%      14.58%          6.26%     -2.76%   14.69%     12.37%      -84.96%
Fidelity VIP High Income
 Portfolio                        11/2/98   -5.19%    7.82%      10.08%          6.47%    -18.09%    4.65%      7.89%      -84.93%

Performance returns given above are for the Allmerica Select SPL sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. The returns, except in the columns designated as "Life of Sub-Account" assume an investment in the underlying funds listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the funds listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge. Please refer to the prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Overviews

Domestic & International Equity Market Overview   8

1994: Federal Reserve Board raises interest rates six times, stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.


1998 proved to be one of the most volatile years for the stock market since the crash of 1987. Widely expected by many investors to be a cooling off period for stocks, the past year brought a series of ups and downs -- and double-digit gains -- to the market. In fact, it proved to be the fourth straight year of plus-20% returns for the S&P 500/R/ Index.

The roller coaster ride for stocks began mid-year as economic turmoil in Asia, Russia and Latin America resulted in increased investor concern. This turmoil produced a third quarter of market extremes. In July, the market posted an all-time high. But August brought a severe correction as investors feared lower worldwide demand for goods and services would lead to slower earnings growth for U.S. corporations.

But slower earnings growth proved not to deter investors altogether. While they fled investments exposed to international market risk, they favored the safety and predictability of large-company U.S. stocks -- regardless of how vastly overpriced they seemed.

Once the Federal Reserve cut interest rates for the third time in November, investors returned to the market in full force. They poured money into a small group of large-company stocks, sending broad market indexes soaring to another year of strong performance. In fact, S&P 500/R/ performance was dominated throughout the year by only a few high-powered names such as Microsoft Corp., Dell Computer Corp., Intel Corp.

While large-cap gains outpaced both small- and mid-cap stocks and drove overall market performance, technology led sector performance for the year. Internet-related stocks, in particular, drove results even higher. Specifically, companies such as Amazon.com, an on-line book seller and eBay.com, an on-line auction service, saw their market values explode. Although these Internet stocks are not included in the S&P 500/R/ Index, they helped bolster the entire technology sector. Investors seemed to feel that any company involved in computers would benefit from an Internet-driven surge in demand.

             Despite the ongoing                  Encouraged by the
             Asian crisis, stocks                 upcoming monetary
             benefit from low                     union, Eurpoe leads
             interest rates and a                 global performance.
             steady economy.

1998     JAN          FEB         MAR         APR         MAY           JUN
--------------------------------------------------------------------------------

                         Technology, led by                  Massive economic
                         Internet-related                    problems in Russia
                         stocks, is the best-                send shock waves
                         performing  industry                through the world's
                         sector for the year.                financial markets.

Domestic & International Equity Market Overview   9

Other top-performing industry groups in 1998 were telecommunications which benefited from merger and acquisition activity, and retailers, which fared well as a result of strong consumer spending. On the other hand, market laggards were dominated by oil services, which felt the painful effects of sharply declining crude oil prices.

On the international front, Europe performed well in 1998, encouraged by the anticipated monetary union. In fact, Greece's stock market, led all global performers with a smashing 86% return. Countries such as Italy and Belgium also performed particularly well in this region.

However, results from emerging market countries weren't as rosy. Currency concerns plagued Asia for much of 1998. While Japan's stock market went through a series of ups and downs, countries like Thailand and Korea started taking serious measures to turn their economies around - and it definitely made a difference. South Korea proved to be one of the top-performing countries during 1998.

Russia, however, wasn't so favored. By mid-year, massive economic problems and a large devaluation in the ruble caused investors to flee Russian stocks and bonds, sending shock waves throughout the world's financial markets.

As a result of Russia's economic collapse, investors grew more concerned about what the impact would be on other emerging markets. These worries particularly affected Brazil, which unlike Russia, managed to keep currency devaluation at bay thanks to support from the U.S., promises of reform and higher interest rates. Unfortunately, the higher cost of borrowing stunted economic growth and sent Brazil's economy into a recession.

Economic problems weren't confined to just Brazil, however. Slumping prices for crude oil and other commodities curbed economic growth in other parts of Latin America as well. Because oil prices make up about 70% of the government's revenue, Venezuela was particularly hard hit. Political concerns also were a factor here and combined to produce one of the worst-performing markets for the year.

Currently, uncertainty exists throughout the world's stock markets. In the U.S., stable interest rates and low inflation bode well for the stock market, but slower corporate earnings growth continues to be a concern. In Europe, the introduction of the Euro, the new single currency for Europe, should benefit the region. However, slower earnings growth remains a concern. And although Japan and most of Asia appear to be on the road to economic recovery, great uncertainty still exists in these markets.

Given the unsettled nature of the global economy, it will be difficult for the U.S. stock market to continue its four-year string of outstanding returns.


          As a result of worldwide               Sharply declining oil
          economic unrest, investors             prices cause the emerg-
          favor the safety of large-             ing markets of Latin
          company stocks, which drive            America to suffer.
          performance for the year.

JUL         AUG         SEP         OCT         NOV         DEC
--------------------------------------------------------------------------------

                          The Federal Reserve            Uncertainty exists
                          cuts interest rates            throughout the world's
                          three times prompt-            stock markets as
                          ing investors to               investors predict a
                          favor a small group            slower year for corpo-
                          of large-company               rate earnings-and
                          stocks.                        more normal results
                                                         from the stock
                                                         market.

Select Emerging Markets Fund   10

Since inception on February 20, 1998, the Select Emerging Markets Fund returned -21.46% versus the -26.36% return of the MSCI Emerging Markets Free Index for the comparable period.

During the past year, the turmoil in emerging markets continued, spreading to Russia and Latin America. As problems in these countries grew, investors became increasingly risk averse and retreated to the safer havens of developed countries.

Given this backdrop, the Fund's managers maintained a defensive investment strategy for much of the period. They maintained a modest exposure to the Fund's holdings in those countries most severely affected by the global financial crisis, notably Russia and Latin America and raised their level of cash. The fund benefited from its overweighted position in Korea and emerging Europe.

Although the Fund's assets remained concentrated in high-quality companies with solid long-term prospects for growth, liquidity concerns drove many markets, as investors ignored sound stock fundamentals. Holdings as of year-end included Samsung Electronics, Hellenic Telecom, Telefonos De Mexico, Telecom de Sao Paulo, and ITC Ltd.

Currently, the fund's largest position is in Korea, which along with Thailand, are taking the necessary steps to turn their economies around.

While the outlook for many emerging markets has improved, there remain a number of concerns that management believes warrant a fairly defensive stance. Yet, in the absence of a global recession the manager believes emerging markets could return to favor.

Investment Sub-Adviser
Schroder Capital Management
International Inc.

About the Fund
Seeks long-term growth by investing
in the world's emerging markets.

Portfolio Composition

As of December 31, 1998, the country
allocation of net assets was:

[GRAPH APPEARS HERE]

South Korea 12%

Mexico 9%

South Africa 7%

India 7%

Taiwan 5%

Greece 5%

Brazil 9%

Israel 4%

U.S. Government and

Agency Obligations 11%

Other 31%

Average Annual Total Returns

 Period ended December 31, 1998                 Life of Fund
 Select Emerging Markets Fund                     -21.46%
 MSCI Emerging Markets Free Index                 -26.36%
 Lipper Emerging Markets Funds Average            -27.73%

Fund Inception Date
February 20, 1998
(No growth of $10,000 chart is provided)

The Select Emerging Markets Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Free Index is an unmanaged index of 26 emerging markets. The Lipper Emerging Markets Funds Average is a non-weighted average of 191 funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Aggressive Growth Fund   11

With a total return of 10.56% for the one-year period ended December 31, 1998, the Select Aggressive Growth Fund outpaced the 0.38% return of the Russell 2500 Index for the same period.

Although large-cap stocks drove market performance overall, both small- and mid-cap holdings performed well for the Fund in 1998.

Several reasons accounted for the Fund's favorable results. First, superior stock selection in the technology, consumer services and retail trade sectors boosted performance. Not only did Fund holdings such as Dell Computer Corp., EMC Corp., and Best Buy, Inc. all deliver triple-digit returns, but the sharp price appreciation in internet-related stocks, such as Yahoo, Inc. also enhanced returns.

During the past year, the Fund's managers also held fewer investments relative to the benchmark in out-of-favor market sectors. While the Russell 2500 Index held an average weighting of 18% and 14% in financial services and producer/manufacturing, respectively, the Fund's managers chose to hold an average weighting of just 5% and 9% in these sectors. As a result, the Fund garnered additional results.

Entering 1999, the Fund's managers have a positive outlook on many sectors, including commercial/industrial, consumer durables, consumer non-durables, health care services, retail trade and technology.

Despite concerns about deflation and earnings growth, the managers are optimistic about the small- and mid-cap markets. They also caution that given the slowdown in worldwide growth, investors should anticipate more moderate returns in the future.

Average Annual Total Returns

 Years ended December 31, 1998                  1 Year  5 Years  Life of Fund

 Select Aggressive Growth Fund                  10.56%  14.99%   18.11%

 Russell 2500 Index                              0.38%  14.13%   16.27%

 Lipper Capital Appreciation Funds Average      19.99%  14.97%   15.87%

Growth of a $10,000 Investment Since 1992

[GRAPH APPEARS HERE]

           Select Aggressive
           Growth Fund                 Russell 2500 Index
8/92       $10,000                          $10,000
12/98      $28,801                          $26,072

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 280 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Nicholas-Applegate Capital
Management, L.P.

About the Fund

Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

[GRAPH APPEARS HERE]

Technology 22%

Computers and Software 12%

Consumer Products 10%

Durable Goods 10%

Health Services 7%

Finance 7%

Chemicals and Drugs 6%

Retail 6%

Consumer Services 4%

Other 16%

Select Capital Appreciation Fund   12

The Select Capital Appreciation Fund returned 13.88% for the one-year period ended December 31, 1998, surpassing the 0.38% total return of the Russell 2500 Index for the same period.

During 1998, strong sector performance accounted for positive returns for the Fund. Some of the best performers were in the health care and technology sectors. In health care, top contributors included Gilead Sciences, a leading developer of anti-viral products, and Biogen, which experienced strong sales of Avonex, its multiple sclerosis treatment drug.

Leading performers in technology included Netscape Communications Corporation, a leading internet company and America Online, which benefited from "Internet mania" as it announced plans to merge with Netscape.

Detracting from performance was Corporate Express, a distributor of office-related products, which suffered from various operational issues.

While portfolio construction remained fairly consistent throughout the year, the Fund's managers added positions in the consumer sector and modestly increased holdings in technology, which were slightly underweighted.

Small- and mid-cap stocks are trading at historically low levels even though many of them are expected to have faster growing earnings than some of the large, blue-chip companies.

Heading into 1999, the managers feel the Fund is well-positioned for the long-term. They will continue to build a diversified portfolio of mid-cap growth stocks, which should fare well when this market segment returns to favor.

Investment Sub-Adviser
T. Rowe Price Associates, Inc.*

About the Fund
The Fund seeks to construct a diversified portfolio of mid-cap growth stocks selling at a reasonable price.

*T. Rowe Price Associates, Inc. replaced Janus Capital Corporation as Investment Sub-Adviser, effective April 1, 1998.

Portfolio Composition

As of December 31, 1998, the sector allocation of net assets was:

[GRAPH APPEARS HERE]

Retail 13%

Business Services 12%

Technology 12%

Durable Goods 11%

Finance 10%

Health Services 8%

Broadcasting 7%

Food Services 6%

Chemicals and Drugs 6%

Other 15%

Average Annual Total Returns

 Years ended December 31, 1998              1 Year      5 Years     Life of Fund
 Select Capital Appreciation Fund           13.88%        N/A          20.37%
 Russell 2500 Index                         00.38%       14.13%        17.50%
 Lipper Capital Appreciation Funds Average  19.99%       14.97%        19.47%

Growth of a $10,000 Investment Since 1995

[GRAPH APPEARS HERE]

           Select Capital
           Appreciation Fund                Russell 2500 Index

4/95       $10,000                          $10,000
12/98      $19,760                          $18,091

The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 280 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Value Opportunity Fund   13

With a total return of 4.87% for the one-year period ended December 31, 1998, the Select Value Opportunity Fund outpaced the 0.38% return of the Russell 2500 Index for the same period.

During 1998, not only did the disparity between large-cap and small-cap performance grow larger, growth stocks continued to outperform value stocks despite ever expanding P/E ratios. Unfortunately, these were not ideal conditions for this Fund, which primarily focuses on small- and mid-cap value stocks.

From a sector standpoint, the Fund missed out on several opportunities. Up 18.85% for the year, the technology sector proved to be the market's top performer. Unfortunately, the Fund had a modest exposure to this sector relative to the benchmark, 3% versus 13.78%, which restrained performance.

The most disappointing performance for the year was posted by the energy sector. Negatively affected by plunging oil prices, which dropped to 12-year lows, energy was off almost 50% for the year. Being overweighted in this small sector did not help results.

On a brighter note, the Fund captured positive performance from several of its key holdings, most notably Cincinnati Bell, Fred Meyer, Wellpoint Health Networks and Raychem Corp.

Looking forward, the Fund's manager remains optimistic with regard to small- and mid-cap value investing. The manager recently added positions in Dole, HCR Manor Care, CIT Group and Healthsouth and continues to seek solid companies selling at attractive prices.

Average Annual Total Returns
Years ended December 31, 1998                  1 Year  5 Years Life of Fund
Select Value Opportunity Fund                   4.87%  13.09%     14.71%
Russell 2500 Index                              0.38%  14.13%     15.09%
Lipper Small Company Growth Funds Average      -0.32%  12.87%     14.41%


Growth of a $10,000 Investment Since 1993

[GRAPH APPEARS HERE]

           Select Value
           Opportunity Fund                Russell 2500 Index

4/93       $10,000                         $10,000
12/98      $21,783                         $22,177

The Select Value Opportunity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small- to mid-capitalization stocks. The Lipper Small Company Growth Funds Average is a non-weighted average of 727 small company funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Cramer Rosenthal McGlynn, LLC

About the Fund

Invests in attractively valued small-to mid-sized companies believed to have above-average potential for capital appreciation.

Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

[GRAPH APPEARS HERE]

Durable Goods 17%


Energy 13%

Utilities 11%

Finance 11%

Health Care 10%

Retail 7%

Consumer Staples 5%
Consumer Products 5%

Cash Equivalents 5%

Other 16%

T. Rowe Price Internationsl Stock Portfolio   14

For the one-year period ended December 31, 1998, the T. Rowe Price International Stock Portfolio posted a 15.86% total return, somewhat behind the 20.33% return of the Morgan Stanley EAFE Index for the same period.

During 1998, country allocation slightly detracted from performance. Although a modest exposure to Japan and Asia added value, these gains were offset by the Portfolio's position in Latin America. This area suffered as currencies weakened from "Asian Contagion" -- and proved to be the weakest performing international region for the year. The Portfolio's overweighting in Norway, which was particularly sensitive to declining oil prices late in the year, also lowered returns.

On a positive note, the Portfolio captured results from good stock selection. In Europe which was the best-performing region, holdings in the Netherlands, Belgium and France were successful. Japanese holdings also contributed returns as investor confidence returned to this area of the world.

Looking ahead, the Portfolio's managers are enthusiastic about prospects for Europe and remain cautious about investing in the Pacific Rim and Japan. They plan to continue to seek businesses that have the management, products and sound finances to support sustainable growth. They also feel Latin America still offers opportunity -- as long as Brazil's currency problems are carefully managed.

More importantly, the Portfolio's management feels investor confidence has returned to global markets. They feel that this renewed confidence, healthy economic growth in Europe and improving prospects in Asia, are positive signs for international equity markets in 1999.

Investment Adviser
Rowe Price-Fleming International, Inc.

About the Fund

The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

Portfolio Composition

As of December 31, 1998, the country
allocation of net assets was:

[GRAPH APPEARS HERE]

United Kingdom 19%

Japan 16%

Netherlands 10%

France 10%

Switzerland 7%
Germany 7%
Italy 6%
Sweden 3%
Spain 3%
Australia 2%

Other 17%

Average Annual Total Returns

 Years ended December 31, 1998                  1 Year  5 Years   Life of Fund
 T. Rowe Price International Stock Portfolio    15.86%    N/A         9.66%
 Morgan Stanley EAFE Index                      20.33%   9.50%        9.22%
 Lipper International Funds Average             13.05%   7.69%        8.05%

Growth of a $10,000 Investment Since 1994

[GRAPH APPEARS HERE]

              T. Rowe Price International             Morgan Stanley
              Stock Portfolio                         EAFE Index

3/94          $10,000                                 $10,000
12/98         $15,508                                 $15,180

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 596 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select International Equity Fund   15

For the one-year period ended December 31, 1998, the Select International Equity Fund returned 16.48% versus the 20.33% return of the Morgan Stanley EAFE Index.

During 1998, the Growth in Telecommunications theme outperformed all other themes for the Fund. Both the growth in the mobile phone market and the privatization of Europe's telecommunications companies contributed to its strength. New partnerships also fueled the market as companies such as Mannesmann of Germany and Olivetti of Italy teamed up to provide international phone service.

Holdings in Vodaphone also benefited from announced links with Lucent Technologies to market wireless technology.

The Healthcare Needs theme also added results. In response to the market turbulence in the third quarter, investors sought the stable earnings of pharmaceutical stocks. As a result, holdings such as Glaxo Wellcome and Hoechst made particularly strong contributions to the portfolio.

British American Tobacco was a top performer in the Leading Consumer Franchise theme. These shares were bolstered by news of the successful spin-off of Allied Zurich, its financial services business, and favorable news about U.S. litigation.

On the downside, stocks in the Infrastructural Development, Technological Innovation and Expanding Financial Services in Developing Markets themes were the poorest performers due to their significant exposure to the Far East.

Looking ahead, the Fund's managers plan to concentrate on European stocks that they believe will prosper in the new single currency environment as well as selected companies in Japan.


Average Annual Total Returns

 Years ended December 31, 1998          1 Year  5 Years  Life of Fund
 Select International Equity Fund       16.48%   N/A       12.26%
 Morgan Stanley EAFE Index              20.33%   9.50%     08.41%
 Lipper International Funds Average     13.05%   7.69%     07.57%

Growth of a $10,000 Investment Since 1994

[GRAPH APPEARS HERE]

          Select International          Morgan Stanley
          Equity Fund                   EAFE Index

5/94      $10,000                       $10,000
12/98     $17,161                       $14,582

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 596 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Limited

About the Fund
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

Portfolio Composition

As of December 31, 1998, the country
allocation of net assets was:

[GRAPH APPEARS HERE]

United Kingdom 30%

Japan 14%

Switzerland 13%

Netherlands 9%

Germany 9%

France 8%
Australia 4%
Italy 3%
Cash Equivalents 4%
Other 6%

Fidelity VIP* Growth Portfolio   16

For the one-year period ended December 31, 1998, the Fidelity VIP* Growth Portfolio posted a 39.49% total return, significantly outpacing the 28.58% return of the S&P 500/R/ Index for the same period.

During 1998, astute stock selection and solid sector allocation contributed to the Portfolio's stellar returns.

Stock selection in general focused on large-cap companies with better-than-average earnings growth potential and discounted valuations relative to the stock market. Throughout the year, the managers particularly favored companies in the strong-performing technology, retail, finance, media and leisure and utility sectors. Most notably benefiting performance for the Portfolio were holdings of Microsoft, Intel and Cisco Systems.

Good sector allocation also contributed to the Portfolio's gains as the managers chose to overweight technology, retail and drug stocks which were among the year's market leaders, and underweighted weak-performing financial and cyclical stocks.

In contrast, the Portfolio's holdings in energy and oil service companies, which were affected by declining crude oil prices, reduced performance for the year.

Currently, the Portfolio's assets remain almost fully invested with a small cash position. The managers continue to overweight the technology, retail and media, and leisure sectors. They also continue to emphasize multi-national pharmaceutical stocks due to their strong fundamentals.

Investment Adviser
Fidelity Management & Research
Company

About the Fund
The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

[GRAPH APPEARS HERE]

Technology 30%

Health 18%

Media & Leisure 8%

Retail & Wholesale 8%
Finance 7%
Non-Durables 6%
Utilities 5%
Energy 5%
Basic Industries 3%
Industrial Mach. and Equip. 2%
Other 8%

Average Annual Total Returns
 Years ended December 31, 1998   1 Year  5 Years  10 Years
 Fidelity VIP* Growth Portfolio  39.49%  21.74%   19.41%
 S&P 500/R/ Index                28.58%  24.06%   19.20%
 Lipper Growth Funds Average     22.91%  18.66%   16.72%

Growth of a $10,000 Investment Since 1988

[GRAPH APPEARS HERE]

           Fidelity VIP*
           Growth Portfolio            S&P 500 Index

12/88      $10,000                     $10,000
12/98      $58,948                     $57,864

*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R/ Index is an unmanaged index of 500 leading stocks. S&P 500/R/ is a registered trademark of the Standard & Poor's Corporation.The Lipper Growth Funds Average is a non-weighted average of 1131 funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Growth Fund   17

The Select Growth Fund posted a total return of 35.44% for the one-year period ended December 31, 1998, significantly outpacing the 28.58% of the S&P 500/R/ Index for the same period.

Although holdings in the finance sector dragged down returns in the third quarter, the portfolio rebounded later in the year. This came as a result of its relatively large exposure to the surging technology area where the Fund's managers focused on software and PC companies. As a result, the Fund handily outperformed the index.

For most of 1998, the Fund fared well and benefited from strong performance in large-cap technology growth stocks. Positive results also came from overweighting health care and consumer cyclicals, the year's other top-performing sectors. In health care, the managers emphasized major pharmaceutical companies. In consumer cyclicals, they held significant positions in major retailers, which proved to be particularly robust in the fourth quarter.

Currently, the Fund remains overweighted in consumer cyclicals, health care and technology, and underweighted in sectors where earnings growth is less evident, such as energy, utilities and basic industry.

Going forward, the Fund's managers believe that the market will remain highly volatile given the unsettled nature of the global economy. To cushion the portfolio from the effects of this potential volatility, they plan to maintain their disciplined approach to stock selection.

Investment Sub-Adviser
Putnam Investment Management, Inc.

About the Fund
Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

[GRAPH APPEARS HERE]

Technology 18%



Durable Goods 16%



Retail 15%


Finance 14%

Chemicals and Drugs 11%

Consumer Products 9%
Health Services 3%
Energy 3%
Broadcasting 2%

Other 9%

Average Annual Total Returns
 Years ended December 31, 1998  1 Year  5 Years Life of Fund
 Select Growth Fund             35.44%  22.15%     19.18%
 S&P 500/R/ Index               28.58%  24.06%     21.53%
 Lipper Growth Funds Average    22.91%  18.66%     18.16%

Growth of a $10,000 Investment Since 1992

[GRAPH APPEARS HERE]

          Select Growth Fund         S&P 500 Index

8/92      $10,000                    $10,000
12/98     $30,503                    $34,356


The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R/ Index is an unmanaged index of 500 leading stocks. S&P 500/R/ Index is a registered trademark of the Standard & Poor's Corporation.The Lipper Growth Funds Average is a non-weighted average of 1131 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Strategic Growth Fund   18

Since inception on February 20, 1998, the Select Strategic Growth Fund posted a return of -2.47%, significantly underperforming the 20.39% return of the S&P 500/R/ Index for the comparable period.

The disappointing results occurred between April and August and stemmed from a variety of factors. First, the Fund was hindered by its heavy exposure to mid-cap stocks.

Although the investment philosophy of the Fund doesn't stress one particular capitalization group over another, mid-cap stocks overall seemed to meet the investment criteria of the Fund and thus offer greater value. Unfortunately, the market continued to favor large-cap stocks, or more specifically "mega-cap" stocks, as it has for the past few years.

The Fund's concentration in more value-oriented issues also stymied performance. This was primarily because the market preferred pure growth stocks -- despite their typically high valuations.

Also negatively impacting performance was the portfolio's exposure to energy. Although the Fund's managers only held a 7.5% position in these stocks, weakening oil prices late in the year hindered overall performance. In addition, higher than normal cash positions in the Fund also caused a drag on performance as the managers adopted a "wait and see" approach rather than pay high prices for stocks that had rapidly appreciated.

The Fund's managers were encouraged by the recent broadening of performance across all market capitalization ranges and believe that as the market returns to a more disciplined view of stock valuations, it will bode well for both small-and mid-cap stocks -- as well as the Fund.


Average Annual Total Returns

 Period ended December 31, 1998                 Life of Fund
 Select Strategic Growth Fund                      -2.47%
 S&P 500/r/ Index                                  20.39%
 Lipper Growth Funds Average                       13.09%



         Fund Inception Date
          February 20, 1998
(No growth of $10,000 chart is provided)



The Select Strategic Growth Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R/ Index is an unmanaged index of 500 leading stocks. S&P 500/R/ Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Funds Average is a non-weighted average of 1131 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Cambiar Investors, Inc.

About the Fund
Seeks long-term growth of capital by investing primarily in common stocks of established companies.

Portfolio Composition
As of December 31, 1998, the sector
allocation of net assets was:

[GRAPH APPEARS HERE]

Technology 14%


Durable Goods 14%


Business Services 13%


Consumer Products 11%

Finance 10%

Retail 8%
Energy 5%
Chemicals and Drugs 4%
U.S. Government and
Agency Obligations 11%

Other 10%

Select Growth and Income Fund   19

For the one-year period ended December 31, 1998, the Select Growth and Income Fund posted a 16.43% total return, trailing the 28.58% return of the S&P 500/R/ Index for the same period.

During 1998, the Fund lagged the market primarily due to its focus on value stocks. The Russell 1000 Value Index, for example, returned only 15.63% for the year. Of some frustration was the fact that the Fund underperformed despite extended periods of strong performance. And it underperformed during weak periods in the market, which had traditionally provided the Fund with its best returns.

During 1998, the market continued to be driven by a narrow group of high-priced growth stocks. For example, 100 stocks accounted for 85% of the S&P 500/R/ Index returns. Given this activity, the Fund's managers found it challenging to outperform while emphasizing value-oriented investing, capital preservation and risk control in the portfolio.

Nonetheless, the Fund managed to garner positive results, particularly in the fourth quarter. A number of holdings helped the Fund keep pace with the market's advance, including Texas Instruments, Bank of New York, IBM, Chancellor Media, United Technologies and First Data Corp.

Moving into 1999, the Fund's managers plan to continue emphasizing strong-performing companies, which are currently out of favor but exhibit excellent values. They further believe that over time these types of issues should lead to outperformance relative to the risk.


Average Annual Total Returns

 Years ended December 31, 1998          1 Year   5 Years   Life of Fund
 Select Growth and Income Fund          16.43%   17.82%       15.53%
 S&P 500/R/ Index                       28.58%   24.06%       21.53%
 Lipper Growth & Income Funds Average   15.61%   18.35%       15.87%

Growth of a $10,000 Investment Since 1992

[GRAPH APPEARS HERE]

         Select Growth and Income Fund     S&P 500 Index

8/92     $10,000                           $10,000
12/98    $25,032                           $34,356


The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R/ Index is an unmanaged index of 500 leading stocks. S&P 500/R/ Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Funds Average is a non-weighted average of 879 funds within the Growth and Income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
John A. Levin & Co., Inc.

About the Fund
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

Portfolio Composition
As of December 31, 1998, the sector
allocation of net assets was:

[GRAPH APPEARS HERE]

Finance 15%


Energy 14%


Consumer Products 12%


Technology 11%

Broadcasting 9%
Chemicals and Drugs 7%
Aerospace/Airlines 6%
Consumer Staples 3%
Corporate Notes and Bonds 5%


Other 18%

Fidelity VIP Equity-Income Portfolio   20

The Fidelity VIP* Equity-Income Portfolio posted an 11.63% total return for the one-year period ended December 31, 1998, underperforming the 28.58% return of the S&P 500/R/ Index for the same period.

Throughout 1998, sector allocation decisions contributed to the Portfolio's underperformance. It was overweighted in the Finance sector, which suffered as investors grew concerned about the potential impact of the market's third quarter sell-off on financial service companies' earnings. Nonetheless, the Portfolio managed to garner positive returns from several holdings, including America Express, Bank of New York and Fannie Mae.

Portfolio performance was also held back by its less-than-market weight in the technology sector, the best performing sector of the U.S. equity market in 1998. It was also negatively impacted by its overweighted position in energy, one of the year's worst performers.

An underweighted position in the health sector also restrained Portfolio performance. As investors favored companies whose earnings would be less dependent on a vibrant economy, health stocks fared well. And although the Portfolio benefited from its position in American Home Products, the underweighted position in this sector hindered results.

Entering the first quarter of 1999, the Portfolio's managers continue to seek reasonable income by investing in income-producing equity securities. Given this objective, they maintain an emphasis on finance and utility stocks and also favor the technology, energy and non-durable sectors.

Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks reasonable income by investing primarily in income-producing equity securities.

Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

[GRAPH APPEARS HERE]

Finance 24%

Utilities 12%

Energy 11%

Industrial Machinery
and Equipment 9%
Basic Industries 6%
Non-Durables 6%
Health 6%
Technology 5%
Media and Leisure 5%
Aerospace and Defense 4%

Other 12%

Average Annual Total Returns

 Years ended December 31, 1998          1 Year   5 Years  10 Years
 Fidelity VIP* Equity-Income Portfolio  11.63%   18.77%    15.62%
 S&P 500/R/ Index                       28.58%   24.06%    19.20%
 Lipper Equity Income Funds Average     10.89%   16.60%    14.47%

Growth of a $10,000 Investment Since 1988

[GRAPH APPEARS HERE]

         Fidelity VIP*
         Equity-Income Portfolio      S&P 500 Index

12/88    $10,000                      $10,000
12/98    $42,711                      $57,864

*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R/ Index is an unmanaged index of 500 leading stocks. S&P 500/S/ Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Equity Income Funds Average is a non-weighted average of 242 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Overview

Bond & Money Market Overview   22

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

During 1998, bond investments produced widely divergent results as they experienced a series of dramatic swings that left them either highly in favor or badly battered.

Starting off 1998, investors sought more attractive yields by investing in all types of riskier bonds. But as global markets experienced continued volatility -most notably in Russia, Latin America and Asia - investors fled these riskier investments and, by late summer, favored U.S. Treasury bonds.

But what was a boon for Treasuries was not at all good for non-government issues. The Russian currency crisis, President Clinton's problems, and concerns about Japan's economy all caused non-government issues to deteriorate by August. Further aggravated by the collapse of the highly leveraged Long-Term Capital Management, this segment, particularly corporate and high-yield bonds, suffered. Because investors stayed away from these types of securities, the corporate new issues market dried up. In fact, fewer investment grade and high-yield bonds were sold in August and September combined than in the month of July.

However, a year-end rally was sparked by a series of three 0.25% interest rate cuts by the Federal Reserve. These moves not only pushed the Federal Funds Rates down to 4.75%, they spurred bond investors to leave the safety of U.S. Treasuries and return to those securities which had the potential to offer them higher yields.

Given this environment, safer credits generally fared much better for the year than those bonds which had more risk attached to them.

Finishing the year on top, U.S. Treasuries significantly outpaced all other sectors of the bond market for the first time in almost a decade -- with the 30-year bond posting a total return of 17.10% for the year. By comparison, the Lehman

            Given low interest               Stable-to-low interest
            rates, investors seek            rates cause record
            more attractive                  refinancing -- and
            yields by investing in           mortgage-backed
            all types of bonds.              securities to suffer.

1998    JAN        FEB           MAR         APR       MAY          JUN

                   Uncertain about the                  Worldwide economic
                   effects of the Asian                 unrest causes investors
                   crisis, the Federal                  to flee foreign invest-
                   Reserve adopts a                     ments for super-safe
                   "wait and see"                       U.S. Treasuries, which
                   approach to changing                 deliver their best
                   interest rates.                      performance in years.

Bond & Money Market Overview   23

Brothers Aggregate Bond Index,a benchmark commonly used for all types of bonds, returned only 8.67%.

In contrast, 1998 will also be remembered as the worst year for corporate bonds. Investment grade corporates trailed comparable duration Treasuries by 2.27% for the year. Much of the underperformance occurred from late August to mid October as liquidity, rather than credit, concerns drove the unprecedented spread widening. However, a two-tiered market still exists for corporate credits. Benchmark names such as IBM, Ford and Worldcom trade with little or no liquidity concession, while second-tier names command a much larger liquidity premium.

While it was a year of turmoil for investment grade corporate bonds, it proved to be disastrous for high-yield corporates, which lagged BBB or higher rated bonds by nearly five percentage points. Suffering the most from the year's volatility, lower-rated high-yield issues finished last for 1998 with a meager 3.66% total return, as measured by the Merrill Lynch High Yield Master Index.

Reflecting the market in general, mortgage-backed securities also had a tumultuous year. Early in the year, this sector struggled with fears of prepayments as interest rates dipped to historic lows. Even so, these securities managed to modestly outperform Treasuries for the first half of the year. Then, the same liquidity concerns that troubled corporate bonds later in the year also severely affected mortgage-backeds. As a result, this sector posted a total return of 7.20% for the year.

Results in the money market also mirrored the overall turbulence occurring in the bond market. While yields hovered around 5.00% before the interest rate cuts taken by the Federal Reserve, yields on the average one-year CD fell from 4.87% to 4.16% by year-end.

Diminishing returns, however, did not seem to sway investors. Money funds in general posted record inflows of cash as investors sought shelter from market volatility and parked their assets in the relative safety of money market funds.

Moving into 1999, volatility remains on the horizon for the U.S. bond market. However, given low inflation and low interest rates, government and high-grade corporates could appeal to investors looking for safe havens from riskier alternatives. In addition, slower corporate earnings could restrain the stock market in the coming year, helping to narrow the performance gap between equities and fixed income investments.

  Liquidity concerns                              The Federal Reserve
  stunt the performance                           cuts interest rates
  of both corporate and                           three times, sparking
  high-yield bonds.                               a year-end bond
                                                  rally.

JUL             AUG              SEP           OCT            NOV          DEC

                A currency crisis                     Uncertainty -- and
                in Russian spurs a                    volatility -- remain
                flight to quality by                  on the horizon for the
                investors.                            U.S. bond market.

Fidelity VIP* High Income Portfolio   24

The Fidelity VIP* High Income Portfolio returned -4.33% for the one-year period ended December 31, 1998 trailing the 3.66% total return of the Merrill Lynch High Yield Master for the same period.

Throughout 1998, the high yield market experienced a great degree of volatility. In addition, a large supply of new issues in the telecommunications sector caused prices to fall for all securities in this sector. Despite solid long-term fundamentals of individual issues, the Portfolio's substantial position in selected competitive local exchange carriers (CLECs), cellular, and long-distance companies was negatively impacted by this influx of new issues.

In the second half of 1998, the high yield market experienced its worst sell-off since 1990 as investors fled all types of spread fixed income investments in favor of U.S. Treasuries. This dramatic sell-off not only dragged down the telecommunications sector, it also pummeled the B-rated holdings in the portfolio. Non-cash pay securities and preferred and common equity holdings were also negatively impacted by the volatility.

On the brighter side, the Portfolio benefited from its lack of cyclical, commodity and gaming industries as companies in these sectors were hampered by the significant economic slowdown in both Asian and emerging markets.

Given the recent volatility, the manager is actively looking to add higher quality issues to the Portfolio.

Investment Adviser
Fidelity Management & Research
Company

About the Fund
Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

[GRAPH APPEARS HERE]

Telecommunications 31%



Cable TV 11%

Broadcasting 4%
Diversified Financial Svcs. 4%
Specialty Retailing 4%
Energy 3%
Publishing/Printing 3%
Technology 3%
Capital Goods 3%
Metals/Mining 3%



Other 31%

Average Annual Total Returns

 Years ended December 31, 1998               1 Year  5 Years  10 Years
 Fidelity VIP* High Income Portfolio         -4.33%   8.80%    11.08%
 Salomon Brothers High-Yield Index            3.60%   9.06%    10.94%
 Lipper High Current Yield Funds Average     -0.44%   7.37%     9.34%
 Merrill Lynch High Yield Master              3.66%   9.01%    11.08%

Growth of a $10,000 Investment Since 1988

[GRAPH APPEARS HERE]

         Fidelity VIP*             Salomon Brothers     Merrill Lynch
         High Income Portfolio     High-Yield Index    High Yield Master

12/88    $10,000                   $10,000             $10,000
12/98    $28,604                   $28,258             $28,609


*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Salomon Brothers High-Yield Index tracks the performance of high-yield securities trades in the U.S. Bond Market. The Lipper High Current Yield Funds Average is a non-weighted average of 301 funds that seek high current yield from fixed income securities. The Merrill Lynch High Yield Master is a market capitalization weighted index of all domestic and Yankee high-yield bonds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Income Fund   25

The Select Income Fund returned 6.83% for the one-year period ended December 31, 1998, lagging the 8.67% total return of the Lehman Brothers Aggregate Bond Index for the same period.

Entering 1998, the Fund's portfolio seemed to be poised for favorable results. The managers held a greater than usual amount of U.S. Treasuries, which proved to be the best-performing bonds for the year. They also sold off any corporate bonds from the portfolio that seemed too vulnerable to international market risk. And they held fewer government/agency mortgages.

Despite these moves, several factors prevented the Fund from keeping up with its benchmark. The managers underestimated the flight to quality, spurred by financial troubles in Russia and Japan, and the stifling effect the Long-Term Capital Management collapse had on domestic non-Treasuries.

As a result, the Fund's holdings in corporates offset the positive gains generated by its Treasury and mortgage holdings. Despite strong credit quality, the Fund's positions in the Financial sector, specifically REITs, non-bank financial and allied companies, combined to drag down performance.

In looking ahead, the Fund's managers maintain a cautious outlook regarding the U.S. economy and international markets. To garner results, they've recently added more corporate bonds and mortgages to the portfolio as they believe these sectors are fundamentally sound and attractively priced despite lingering fears and uncertainty in the bond market.


Average Annual Total Returns

 Years ended December 31, 1998             1 Year  5 Years   Life of Fund
 Select Income Fund                        6.83%    6.05%       6.56%
 Lehman Brothers Aggregate Bond Index      8.67%    7.27%       7.51%
 Lipper Intermediate Investment
 Grade Funds Average                       7.25%    6.35%       6.84%

Growth of a $10,000 Investment Since 1992

[GRAPH APPEARS HERE]

                                    Lehman Brothers
        Select Income Fund          Aggregate Bond Index

8/92    $10,000                     $10,000
12/98   $14,975                     $15,817


The Select Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 269 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Standish, Ayer & Wood, Inc.

About the Fund
The Fund seeks above-average income from corporate bonds, mortgages and securities issued by the U.S. Government.

Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

[GRAPH APPEARS HERE]

Corporate Notes
and Bonds 41%

U.S. Government and
Agency Obligations 38%

Asset-Backed and
Mortgage-Backed Securities 16%

Other 5%

Money Market Fund   26

The Money Market Fund reported a 5.51% total return for the one-year period ended December 31, 1998, outpacing the 4.96% return of the IBC/Donoghue First Tier Money Market Index for the same period.

During 1998, the U.S. economy showed surprising strength in the face of extreme volatility in world financial markets. The Asian currency crisis spread to Latin America and Russia, spurring a worldwide sell-off of riskier assets and forcing highly leveraged trading firms, like Long Term Capital Management, to liquidate positions as the value of their holdings fell.

To alleviate a potential credit crunch, the Federal Reserve cut the Federal Funds rate three separate times, and yields on money market funds plummeted causing securities prices to rise. This helped the Fund's performance as the portfolio was well-positioned with longer maturing money market securities averaging 77 days.

After the Fed's moves, the Fund's managers lowered the Fund's average weighted maturity to 62 days to better position the Fund to garner returns when interest rates start back up.

The Fund's managers also maintained core long-term holdings of (5-7 month) commercial paper and certificates of deposits and kept a combination of floating rate notes. In addition, they laddered maturity dates and short-term repurchase agreements to provide maximum liquidity without sacrificing yield.

Entering a new year, the Fund's managers believe the Federal Reserve will maintain a neutral monetary policy in the near future.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Strives to maximize current income for investors while preserving capital and liquidity.

Portfolio Composition
As of December 31, 1998, the sector
allocation of net assets was:

[GRAPH APPEARS HERE]

Commercial Paper 47%


Corporate Notes and Bonds 34%




U.S. Government and
Agency Obligations 4%
Cash Equivalents 7%

Other 8%


Average Annual Total Returns

 Years ended December 31, 1998       1 Year  5 Years   10 Years
 Money Market Fund                    5.51%   5.22%     5.62%
 IBC/Donoghue First Tier
 Money Market Index                   4.96%   4.80%     5.22%
 Lipper Money Market Funds Average    4.84%   4.77%     5.20%

Average Yields as of December 31, 1998

7-day    5.11%    30-day   5.11%

Growth of a $10,000 Investment Since 1988

[GRAPH APPEARS HERE]

                                     IBC/Donoghue First Tier
          Money Market Fund          Money Market Index

12/88     $10,000                    $10,000
12/98     $17,275                    $16,625

The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of 330 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------

                                  Financials

--------------------------------------------------------------------------------

                         SELECT EMERGING MARKETS FUND

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
-------------------------------------------------------------------------------

                                                                        VALUE
 SHARES                                                               (NOTE 2)
-------------------------------------------------------------------------------
COMMON STOCKS - 82.89%
            ARGENTINA - 2.94%
    1,800   Banco Rio de la Plata S.A., Sponsored ADR             $      23,400
   17,800   Gas Natural Ban S.A.                                         31,179
   18,000   Perez Companc S.A., Class B                                  76,211
   12,300   Telecom Argentina Stet - France Telecom S.A., Class B        69,560
    6,600   Telefonos de Argentina, Sponsored ADR                       184,388
    8,200   YPF S.A., Sponsored ADR                                     229,088
                                                                  -------------
                                                                        613,826
                                                                  -------------

            BOTSWANA - 0.26%
   47,000   Sechaba Breweries, Ltd.                                      54,340
                                                                  -------------

            BRAZIL - 4.51%
      900   Aracruz Celulose S.A., Sponsored ADR                          7,200
    4,772   CEMIG S.A., Sponsored ADR                                    89,475
   23,200   Centrais Electricas Brasileiras, Sponsored ADR              217,500
   14,000   Cia Paranaense Enernergia-Copel, Sponsored ADR               99,750
  705,000   Cia Paulista de Forca E Luz*                                 50,763
   15,400   Compania Vale Do Rio Doce, Sponsored ADR                    192,500
    4,400   Embratel Participacoes S.A., Sponsored ADR*                  61,325
   16,100   Petroleo Brasileiro S.A., Sponsored ADR                     182,553
    1,800   Telesp Participacoes S.A., ADR*                              39,825
                                                                  -------------
                                                                        940,891
                                                                  -------------

            CHILE - 2.89%
    4,500   Banco Santander Chile, Sponsored ADR                         65,812
    7,200   Chilectra S.A., ADR                                         159,442
    4,500   Cia Telecom Chile, Sponsored ADR                             93,094
    2,400   Compania Cerveceri AS Unibas S.A., ADR                       46,200
    6,500   Distribucion Y Servicio, ADR                                 74,750
    3,100   Embotelladora Andina S.A., Class B, Sponsored ADR            40,300
    1,000   Enersis S.A., Sponsored ADR                                  25,812
    6,000   Quinenco S.A., ADR                                           48,000
    1,500   Sociedad Quimica Y Minera de Chile S.A.,
            Sponsored ADR                                                50,531
                                                                  -------------
                                                                        603,941
                                                                  -------------

            CHINA - 0.35%
    5,000   Huaneng Power International, Sponsored ADR*                  72,500
                                                                  -------------

            CROATIA - 0.45%
    5,650   Pliva D.D., GDR                                              93,790
                                                                  -------------

            CZECH REPUBLIC - 1.01%
   13,770   SPT Telecom As*                                             210,099
                                                                  -------------

            EGYPT - 0.40%
    2,000   EFG-Hermes Holding, S.A.E., GDR*                             19,000
    2,900   Oriental Weavers Co.                                         64,642
                                                                  -------------
                                                                         83,642
                                                                  -------------

            GREECE - 5.24%
    2,415   Alpha Credit Bank $                                         252,131
    2,640   Delta Informatics S.A.                                       57,067
    6,260   Hellenic Bottling Co.                                       193,360
   12,438   Hellenic Telecommunication Organization                     331,082
    1,006   National Bank of Greece S.A.*                               226,447
    1,290   Panafon Hellenic Telecom S.A.*                               34,568
                                                                  -------------
                                                                      1,094,655
                                                                  -------------

            HONG KONG - 1.90%
  242,000   Beijing Datang Power Generation Co.                          72,622
   31,000   Cheung Kong Infrastructure Holdings                          69,221
  147,000   China Resources Beijing Land                                 36,619
   37,000   China Resources Enterprise, Ltd.                             57,786
   38,000   China Telecom, Ltd.*                                         65,724
   70,000   Cosco Pacific, Ltd.                                          29,138
   32,000   Ng Fung Hong, Ltd.                                           28,706
   89,000   Qingling Motors Co.                                          15,623
  102,000   Zhehuang Expressway Co., Ltd.                                20,670
                                                                  -------------
                                                                        396,109
                                                                  -------------

            HUNGARY - 2.81%
      310   Gedeon Richter, GDR                                          13,222
    7,400   Matav Rt., Sponsored ADR                                    220,613
    7,480   MOL Magyar Olaj, GDR                                        206,635
    2,960   OTP Bank Rt., GDR                                           146,372
                                                                  -------------
                                                                        586,842
                                                                  -------------

            INDIA - 7.28%
    3,100   Bajaj Auto, Ltd., Sponsored GDR                              48,438
    3,500   BSES, Ltd., GDR                                              44,625
   15,000   Grasim Industries, Ltd., Sponsored GDR                       65,250
   14,300   ITC Limited, Sponsored GDR                                  318,533
   16,000   Larsen & Toubro, Ltd., GDR                                  122,800
   18,400   Mahanagar Telephone Nigam, Ltd., GDR                        224,480
   15,500   Mahindra & Mahindra, Ltd., GDR                               59,675
   18,000   Ranbaxy Laboratories, Ltd., GDR*                            164,700
   29,000   Reliance Industries, Ltd., GDR                              162,400
   23,000   State Bank of India, GDR                                    191,475
      200   Tata Electric Co., Sponsored GDR                             42,675
    6,000   Videsh Sanchar Nigam, Ltd., GDR*                             73,500
                                                                  -------------
                                                                      1,518,551
                                                                  -------------

            INDONESIA - 1.02%
    4,800   Gulf Indonesia Resources, Ltd.*                              31,200
   47,000   PT Gudang Garam           68,444
   19,000   PT Hanjaya Mandala Sampoerna Tbk*                            12,528
   95,000   PT Indofood Sukses Makmur Tbk*                               48,094
   32,500   PT Indosat                                                   42,352
   26,000   PT Telekomunikasi                                             9,788
                                                                  -------------
                                                                        212,406
                                                                  -------------

                      See Notes to Financial Statements.

                         SELECT EMERGING MARKETS FUND

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
-------------------------------------------------------------------------------

                                                                        VALUE
 SHARES                                                               (NOTE 2)
-------------------------------------------------------------------------------
           ISRAEL - 4.06%
  33,690   Bank Hapoalim                                       $       60,938
  92,000   Bank Leumi Le-Israel                                       129,945
  35,030   Bezeq Israeli Telecommunication Corp., Ltd.*               109,222
  13,000   Blue Square-Israel, Ltd., ADR                              134,875
   3,500   ECI Telecommunications, Ltd., ADR                          124,687
  22,000   Supersol, Ltd.                                              54,590
   5,750   Teva Pharmaceutical Industries, ADR                        233,953
                                                               --------------
                                                                      848,210
                                                               --------------

           LUXEMBOURG - 0.29%
   6,600   Quilmes Industrial, ADR                                     61,463
                                                               --------------

           MALAYSIA - 0.67%
  45,000   IOI Corp. Berhad                                            25,816
  20,000   Petronas Gas Berhad                                         45,263
   9,000   Resorts World Berhad                                        10,374
  15,000   Tanjong Plc                                                 21,316
  18,000   Tenaga Nasional Berhad                                      36,947
                                                               --------------
                                                                      139,716
                                                               --------------

           MAURITIUS - 0.29%
  85,000   State Bank of Mauritius, Ltd.                               61,524
                                                               --------------

           MEXICO - 9.14%
   64,100  Cemex S.A. CPO                                             138,166
  133,700  Cifra S.A. De C.V., Series C*                              163,059
   79,400  Controladora Comercial Mexicana S.A.                        55,953
    7,000  Corporacion Geo S.A.*                                       19,435
   87,000  Fomento Economico Mexicano S.A.                            235,835
   28,500  Grupo Carso S.A., Series A1                                 96,678
   31,900  Grupo Financiero Banamex, Series B*                         41,803
   71,000  Grupo Industrial Bimbo, Series A                           124,868
   39,600  Grupo Industrial Saltillo, Class B                          98,750
    2,300  Grupo Televisa S.A., Sponsored GDR*                         56,781
   14,500  Industrias Penoles S.A.                                     43,917
   55,100  Kimberley-Clark De Mexico, Series A                        174,952
   12,600  Telefonos de Mexico, Sponsored ADR                         613,463
    6,900  Tubos de Acero de Mexico S.A.                               44,584
                                                               --------------
                                                                    1,908,244
                                                               --------------

           PERU - 1.29%
   75,000  Banco Continental                                           40,386
    4,700  Compania de Minas Buenaventura S.A., Sponsored ADR          61,100
   13,200  Telefonica de Peru, Sponsored ADR                          167,475
                                                               --------------
                                                                      268,961
                                                               --------------

           PHILIPPINES - 2.03%
  165,000  Ayala Corp.                                                 58,323
  283,600  Ayala Land, Inc.                                            80,195
   96,000  La Tondena Distillers, Inc.*                                76,504
   38,050  Manila Electric Co., Class B                               122,269
    3,000  Metropolitan Bank & Trust Co.                               21,594
    2,500  Philippine Long Distance Telephone Co.                      64,267
                                                               --------------
                                                                      423,152
                                                               --------------

           POLAND - 1.97%
    9,420  Bank Handlowy W Warszawie, GDR                      $      122,460
    7,000  Elektrim Spolka Akcyjna S.A.                                75,783
    9,200  Exbud S.A., GDR*                                            84,180
   25,210  Telekomunikacja Polska S.A., GDR*                          128,571
                                                                -------------
                                                                      410,994
                                                                -------------

           PORTUGAL - 2.92%
    4,068  Banco Espirito Santo                                       126,315
    4,110  Jeronimo Martins                                           224,942
    1,380  Mundial Confianca*                                          43,910
    4,670  Portugal Telecom S.A.                                      214,214
                                                                -------------
                                                                      609,381
                                                                -------------

           RUSSIA - 0.56%
    3,450  LUKoil Holding, Sponsored ADR                               54,338
   14,810  Surgutneftegaz, Sponsored ADR                               47,392
    4,750  Unified Energy Systems, GDR                                 14,844
                                                                -------------
                                                                      116,574
                                                                -------------

           SOUTH AFRICA - 7.46%
   20,900  ABSA Group, Ltd.                                            98,996
    5,400  Anglo America Corporation of South Africa                  152,000
    3,900  Anglo American Industrial Corp., Ltd.                       59,259
   38,650  Barlow, Ltd.                                               148,294
   14,200  Ellerine Holdings, Ltd.                                     30,617
    9,000  Fedsure Holdings, Ltd.                                      70,668
  148,500  FirstRand, Ltd.                                            161,856
   52,000  Illovo Sugar, Ltd.                                          55,176
   20,208  LA Retail Stores, Ltd.                                      24,015
  136,500  Malbak, Ltd.                                                60,252
  126,400  Metro Cash and Carry, Ltd.                                  83,691
   27,000  Nampak, Ltd.                                                41,025
   20,700  Rembrandt Group, Ltd.                                      126,514
   63,000  Sanlam, Ltd.*                                               62,569
   22,000  Sappi, Ltd.                                                 84,971
   27,000  Sasol, Ltd.                                                101,991
    8,140  South African Breweries, Ltd.                              137,089
   11,900  South African Druggists, Ltd.                               59,194
                                                                -------------
                                                                    1,558,177
                                                                -------------

           SOUTH KOREA - 12.32%
   14,875  Kookmin Bank*                                              121,300
   20,007  Kookmin Bank, Sponsored GDR (A)                            161,557
   13,000  Korea Electric Power Corp.                                 322,028
   10,000  LG Chemical, Ltd.                                          108,894
   28,319  LG Electronics                                             343,689
    1,426  LG Information & Communication                              38,287
    1,810  Pohang Iron & Steel Co.                                     97,045
    2,000  Pohang Iron & Steel Co., Sponsored ADR                      33,750
    3,227  Samsung Display Devices Co.                                159,070
   11,674  Samsung Electronics Co.                                    783,118
   27,830  Samsung Heavy Industries*                                  158,235
   13,200  Shinhan Bank*                                              100,948
    3,200  SK Corp.                                                    43,890
      180  SK Telecom Co., Ltd.                                       100,698
                                                                -------------
                                                                    2,572,509
                                                                -------------

                      See Notes to Financial Statements.

                         Select Emerging Markets Fund

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                         VALUE
         SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------------
                  TAIWAN - 5.46%
         18,000   Acer, Inc., GDR*                               $       103,050
         10,300   Asustek Computer, Inc., GDR*                            95,532
         14,000   China Steel Corp., Sponsored GDR                       170,800
          9,300   Fubon Insurance Co., GDR*                              102,068
         27,600   R.O.C Taiwan Fund                                      170,775
         10,189   Siliconware Precision Industries Co., GDR*             106,985
          4,000   Synnex Technology International Corp., GDR*             71,000
          7,000   Taiwan Fund, Inc.                                       87,500
         14,112   Taiwan Semiconductor Manufacturing Co., ADR*           200,214
          3,674   Teco Electric & Machinery, GDR                          30,953
                                                                 ---------------
                                                                       1,138,877
                                                                 ---------------

                  THAILAND - 1.48%
         14,500   Advanced Info Service Public Co., Ltd.                  86,162
         33,000   Electricity Generating Public Co., Ltd.*                89,422
         11,000   PTT Exploration & Production Public Co., Ltd.*          77,469
          1,000   Siam Cement Public Co., Ltd.*                           22,668
         60,000   TelecomAsia Corp., Public Co., Ltd.*                    25,997
          4,000   Thai Farmers Bank Public Co.*                            7,043
                                                                 ---------------
                                                                         308,761
                                                                 ---------------

                  TURKEY - 1.77%
        892,242   Akbank Non Tradable Receipts*                           18,102
      1,735,918   Akbank T.A.S.                                           35,218
      3,361,005   Haci Omer Sabanci Holding A.S.                          51,673
        132,160   Migros Turk T.A.S.                                     131,967
        484,848   Netas Northern Electric Telekomunikasyon A.S.*           8,914
        358,940   Vestel Elektronik Sanayi ve Ticaret A.S.*               29,584
      6,507,820   Yapi Ve Kredi Bankasi                                   75,298
      1,561,876   Yapi Ve Kredi Bankasi Non Tradable Receipts*            18,072
                                                                 ---------------
                                                                         368,828
                                                                 ---------------

                  ZIMBABWE - 0.12%
         65,000   NMBZ Holdings, Ltd.*                                    24,375
                                                                 ---------------
                  TOTAL COMMON STOCKS                                 17,301,338
                                                                 ---------------
                  (Cost $19,132,407)

PREFERRED STOCKS - 4.34%

                  BRAZIL - 4.34%
     10,190,000   Banco Bradesco S.A.                                     56,506
        422,365   Banco Bradesco, Rights*                                    245
         90,000   Banco Itau S.A.                                         43,947
        300,000   Cia Cimento Portland Itav                               34,140
        220,000   Cia Cervejaria Brahma                                   96,139
        970,000   Eletropaula Metropolitana - Elecricidade
                  de Sao Paulo S.A.                                       44,958
     16,150,000   Tele Centro Sul Participacoes S.A.*                    140,214
      2,405,000   Telec De Sao Paulo S.A.                                327,832
        522,000   Telepar                                                 92,882
        665,000   Telesp Celular S.A., Series B*                          29,225
         17,800   Usinas Sider Minas Gerais                               39,335
                                                                 ---------------
                  TOTAL PREFERRED STOCKS                                 905,423
                                                                 ---------------
                  (Cost $1,096,974)


                                                                   VALUE
PAR VALUE                                                        (NOTE 2)
-------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (B) - 10.74%

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.79%
$     1,000,000   5.18%, 01/05/99                                $       999,432
                                                                 ---------------

                  U.S. TREASURY BILL - 3.80%
        800,000   4.41%, 03/04/99                                        794,310
                                                                 ---------------

                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION - 2.15%
        450,000   5.12%, 01/22/99                                        448,674
                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AND
                  AGENCY OBLIGATIONS                                   2,242,416
                                                                 ---------------
                  (Cost $2,242,113)

TOTAL INVESTMENTS - 97.97%                                            20,449,177
                                                                 ---------------
(Cost $22,471,494)
NET OTHER ASSETS AND LIABILITIES - 2.03%                                 423,558
                                                                 ---------------
NET ASSETS - 100.00%                                             $    20,872,735
                                                                 ===============


_______________
*         Non income producing security.
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, this security amounted to $161,557 or 0.77% of net assets.
(B)       Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.


                      See Notes to Financial Statements.

                         Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998
--------------------------------------------------------------------------------

INDUSTRY CONCENTRATION OF COMMON AND PREFERRED STOCKS
            AS PERCENTAGE OF NET ASSETS:
Utilities                                         15.75%
Finance                                           14.25
Basic Materials                                   11.16
Telecommunications                                 9.80
Food and Beverage                                  8.48
Diversified Operations                             5.10
Energy                                             4.68
Retail                                             3.91
Chemicals and Drugs                                3.16
Electronics                                        2.36
Building and Construction                          2.26
Tobacco                                            1.91
Business Services                                  1.69
Computers and Technology                           1.57
Closed End Funds                                   0.82
Transportation                                     0.33
                                                 ------
Total                                             87.23%
                                                 ======

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                        UNREALIZED
 CURRENCY     CONTRACTS TO  SETTLEMENT    CONTRACTS AT   IN EXCHANGE    APPRECIATION
  VALUE         DELIVER      DATES           VALUE       FOR U.S. $   (DEPRECIATION)
---------- -------------- ------------ -------------- ------------- ----------------
  303,150        BRL       02/05/99     $    235,000   $   250,900   $     (15,900)
  190,932        BRL       06/16/99          140,000       158,024         (18,024)
  182,000        BRL       06/22/99          130,000       150,631         (20,631)
1,900,000        HKD       02/22/99          236,908       245,145          (8,237)
                                       -------------- ------------- ----------------
                                        $    741,908   $   804,700   $     (62,792)
                                       ============== ============= ================

_______________
BRL      Brazilian Cruzeiros
HKD      Hong Kong Dollars


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $22,667,288. Net unrealized appreciation (depreciation) aggregated $(2,218,111) of which $2,295,486 related to appreciated investment securities and $(4,513,597) related to depreciated investment securities.

At December 31, 1998, the Portfolio had a capital loss carryforward of $2,100,730 which expires 2006.

For the period ended December 31, 1998, the Portfolio has elected to defer $486,381 of capital losses attributable to Post-October Losses.

OTHER INFORMATION

For the period ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $32,713,648 and $9,700,739 of non-governmental issuers, respectively.

                      See Notes to Financial Statements.

                         Select Aggressive Growth Fund

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                        VALUE
 SHARES                                                                (NOTE 2)
-------------------------------------------------------------------------------
COMMON STOCKS - 99.36%

                  TECHNOLOGY - 21.98%
         638,200  Acclaim Entertainment*                         $    7,817,950
         102,700  Applied Power, Inc.                                 3,876,925
         162,100  Compuware Corp.                                    12,664,062
         142,800  Comverse Technology, Inc.*                         10,138,800
         164,400  EMC Corp.*                                         13,974,000
         129,400  Echostar Communications Corp., Class A*             6,259,725
         241,800  IMRglobal Corp.*                                    7,117,988
         132,700  Jack Henry & Associates, Inc.                       6,601,825
          68,000  Microsoft Corp.*                                    9,430,750
         124,436  Network Associates, Inc.*                           8,243,885
         263,000  Rational Software Corp.*                            6,969,500
         341,100  Skytel Communications, Inc.*                        7,546,838
         340,500  Tekelec*                                            5,639,531
         351,200  Unisys Corp.*                                      12,094,450
         130,900  VISX, Inc.*                                        11,445,569
          93,700  Waters Corp.*                                       8,175,325
         271,000  Xircom*                                             9,214,000
          77,500  Yahoo!, Inc.*                                      18,217,344
                                                                 --------------
                                                                    165,428,467
                                                                 --------------

                  COMPUTERS AND SOFTWARE - 12.09%
         267,900  Apple Computer, Inc.*                              10,967,156
         154,800  BMC Software, Inc.*                                 6,898,275
         561,800  CHS Electronics, Inc.*                              9,515,487
         113,800  Citrix Systems, Inc.*                              11,045,712
         178,900  Computer Task Group                                 4,852,662
         191,800  Dell Computer Corp.*                               14,037,362
         189,200  Keane, Inc.*                                        7,556,175
         205,100  Paychex, Inc.                                      10,549,831
         290,478  Siebel Systems, Inc.*                               9,858,097
         114,000  Transaction Systems Architecture, Class A*          5,700,000
                                                                 --------------
                                                                     90,980,757
                                                                 --------------

                  CONSUMER PRODUCTS - 10.16%
         199,350  American Eagle Outfitters*                         13,281,694
         305,300  Best Buy Co., Inc.*                                18,737,787
         247,600  IBP, Inc.                                           7,211,350
         256,300  Intimate Brands, Inc.                               7,656,963
         163,200  Maytag Corp.                                       10,159,200
          75,400  McGraw-Hill Cos., Inc.                              7,681,375
         219,900  Nautica Enterprises, Inc.*                          3,298,500
         350,000  Safeskin Corp.*                                     8,443,750
                                                                 --------------
                                                                     76,470,619
                                                                 --------------

                  DURABLE GOODS - 10.14%
         140,300  Arvin Industries, Inc.                              5,848,756
         127,200  Briggs & Stratton Corp.                             6,344,100
         282,000  CIBER, Inc.*                                        7,878,375
          94,900  Cree Research, Inc.                                 4,543,337
         152,700  Ingersoll-Rand Co.                                  7,167,356
          72,300  Ladd Furniture, Inc.                                1,170,356
         264,100  Miller (Herman), Inc.                               7,097,688
         128,200  Sanmina Corp.*                                 $    8,012,500
         123,700  Tellabs, Inc.*                                      8,481,181
         288,000  Vitesse Semiconductor Corp.*                       13,140,000
         163,400  York International Corp.                            6,668,763
                                                                 --------------
                                                                     76,352,412
                                                                 --------------

                  HEALTH SERVICES - 7.03%
         300,400  Allegiance Corp.                                   14,006,150
         136,000  CareMatrix Corp.*                                   4,165,000
         319,000  HBO & Co.                                           9,151,312
         128,000  Laser Vision Centers*                               2,836,000
          83,500  PacifiCare Health Systems, Inc., Class B*           6,638,250
         128,300  Pediatrix Medical Group, Inc.*                      7,689,981
         225,500  Trigon Healthcare, Inc.*                            8,413,969
                                                                 --------------
                                                                     52,900,662
                                                                 --------------

                  FINANCE - 6.80%
         457,200  AmeriCredit Corp.                                   6,315,075
         135,100  Capital One Financial Corp.                        15,536,500
         241,230  Fidelity National Financial, Inc.                   7,357,515
         245,700  First American Financial Corp.*                     7,893,112
         205,444  Metris Cos., Inc.                                  10,336,401
          37,700  SEI Investment Co.                                  3,746,438
                                                                 --------------
                                                                     51,185,041
                                                                 --------------

                  CHEMICALS AND DRUGS - 6.24%
          96,600  Allergan, Inc.                                      6,254,850
         212,700  Alpharma, Inc., Class A                             7,510,969
          80,200  Biogen, Inc.*                                       6,656,600
         180,100  Medicis Pharmaceutical Corp., Class A*             10,738,463
         171,200  Quintiles Transnational Corp.*                      9,137,800
          88,300  Warner-Lambert Co.                                  6,639,056
                                                                 --------------
                                                                     46,937,738
                                                                 --------------

                  RETAIL - 5.59%
         160,900  Houghton Mifflin Co.                                7,602,525
         248,200  Jones Apparel Group, Inc.*                          5,475,913
         262,000  Ross Stores, Inc.                                  10,316,250
         400,800  TJX Cos., Inc.                                     11,623,200
         118,000  Tommy Hilfiger Corp.*                               7,080,000
                                                                 --------------
                                                                     42,097,888
                                                                 --------------

                  CONSUMER SERVICES - 3.88%
         268,500  ACNielsen Corp.*                                    7,585,125
         192,000  Harte-Hanks, Inc.                                   5,472,000
         197,800  Labor Ready, Inc.*                                  3,894,188
         241,200  Ogden Corp.                                         6,045,075
          26,100  Robert Half International, Inc.*                    1,166,344
         226,000  Romac International, Inc.*                          5,028,500
                                                                 --------------
                                                                     29,191,232
                                                                 --------------

                      See Notes to Financial Statements.

                         Select Aggressive Growth Fund

            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                      VALUE
     SHARES                                                          (NOTE 2)
--------------------------------------------------------------------------------

              AEROSPACE-AIRLINES - 3.66%
     161,300  Alaska Air Group, Inc.*   $                             7,137,525
      83,900  Atlantic Coast Airlines Holdings*                       2,097,500
     176,200  Gulfstream Aerospace Corp.*                             9,382,650
      82,000  United Technologies Corp.                               8,917,500
                                                                 --------------
                                                                     27,535,175
                                                                 --------------

              CAPITAL GOODS - 2.57%
     183,700  Fleetwood Enterprises                                   6,383,575
       2,500  Manitowoc, Inc.                                           110,938
     197,200  Navistar International Corp.*                           5,620,200
     163,900  Precision Castparts, Inc.                               7,252,575
                                                                 --------------
                                                                     19,367,288
                                                                 --------------

              REAL ESTATE - 2.09%
     319,300  Lennar Corp.                                            8,062,325
     276,000  Pulte Corp.                                             7,676,250
                                                                 --------------
                                                                     15,738,575
                                                                 --------------

              CONSUMER STAPLES - 2.03%
     209,800  Danaher Corp.*                                         11,394,763
     212,500  Ralcorp Holdings, Inc.*                                 3,878,125
                                                                 --------------
                                                                     15,272,888
                                                                 --------------

              TRANSPORTATION SERVICES - 1.92%
     298,500  Avis Rent A Car, Inc.*                                  7,219,969
     159,300  Hertz Corp., Class A                                    7,268,062
                                                                 --------------
                                                                     14,488,031
                                                                 --------------

              FOOD SERVICES - 1.42%
     260,900  Brinker International, Inc.                             7,533,487
     264,500  Buffets, Inc.                                           3,157,469
                                                                 --------------
                                                                     10,690,956
                                                                 --------------

              BUILDING AND CONSTRUCTION - 0.82%
     174,600  Owens-Corning                                           6,187,388
                                                                 --------------

              METALS AND MINING - 0.70%
     124,700  Fluor Corp.                                        $    5,307,544
                                                                 --------------

              RECREATIONAL EQUIPMENT - 0.24%
      31,900  Anchor Gaming*                                          1,798,362
                                                                 --------------
              TOTAL COMMON STOCKS                                   747,931,023
                                                                 --------------
              (Cost $548,661,310)

PAR VALUE
---------

COMMERCIAL PAPER (A) - 1.19%

$ 8,984,000       Northern States Power Co.
                  5.05%, 01/04/99                                     8,980,220
                                                                 --------------
                  TOTAL COMMERCIAL PAPER                              8,980,220
                                                                 --------------
                  Cost ($8,980,220)

SHARES
------

INVESTMENT COMPANIES - 0.16%

           3,953  ILA Prime Obligation Money Market Fund                  3,953
       1,173,943  ILA Prime Obligation Portfolio Fund, Class B        1,173,943
                                                                 --------------
                  TOTAL INVESTMENT COMPANIES                          1,177,896
                                                                 --------------
                  (Cost $1,177,896)

TOTAL INVESTMENTS - 100.71%                                         758,089,139
                                                                 --------------
(COST $558,819,426)
NET OTHER ASSETS AND LIABILITIES - (0.71)%                           (5,348,218)
                                                                 --------------
NET ASSETS - 100.00%                                             $  752,740,921
                                                                 ==============



__________________
*        Non income producing security.
(A)      Effective yield at time of purchase.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $558,893,963. Net unrealized appreciation (depreciation) aggregated $199,195,176 of which $224,125,951 related to appreciated investment securities and $(24,930,775) related to depreciated investment securities.

At December 31, 1998, the Portfolio had a capital loss carryforward of $2,216,323 which expires in 2006.

OTHER INFORMATION
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $738,512,181 and $659,371,941 of non-governmental issuers, respectively.

At December 31, 1998, the value of the securities loaned amounted to $123,496,996. The value of collateral amounted to $125,785,418, of which $124,867,818 and $917,600 consisted of cash and letters of credit, respectively. (Note 2)

                      See Notes to Financial Statements.

                       Select Capital Appreciation Fund

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                 VALUE
  SHARES                                                        (NOTE 2)
---------------------------------------------------------------------------
COMMON STOCKS - 97.04%

           RETAIL - 13.06%
  113,000  AutoZone, Inc.*                                   $  3,721,937
   85,000  BJ's Wholesale Club, Inc.*                           3,936,562
   75,600  Borders Group, Inc.*                                 1,885,275
  108,000  Circuit City Stores, Inc.                            5,393,250
   50,000  Costco Cos., Inc.*                                   3,609,375
  157,000  Family Dollar Stores, Inc.                           3,454,000
  125,000  General Nutrition Cos., Inc.*                        2,031,250
  165,800  Jones Apparel Group, Inc.*                           3,657,962
   67,000  Meyer (Fred), Inc.*                                  4,036,750
  114,000  MSC Industrial Co., Class A*                         2,579,250
  104,000  Saks, Inc.*                                          3,282,500
   89,000  Shopko Stores, Inc.*                                 2,959,250
                                                             ------------
                                                               40,547,361
                                                             ------------

           BUSINESS SERVICES - 12.03%
   91,000  Acxiom Corp.*                                        2,821,000
   44,800  Catalina Marketing Corp.*                            3,063,200
   93,000  Checkfree Holdings Corp.*                            2,173,875
  165,000  Gartner Group, Inc., Class A*                        3,506,250
  138,400  Iterim Services Co.*                                 3,235,100
   78,600  National Data Corp.                                  3,826,838
  109,900  NOVA Corp.*                                          3,812,156
  170,000  Outdoor Systems, Inc.*                               5,100,000
  186,000  Romac International, Inc.*                           4,138,500
   81,000  Sterling Commerce Corp.*                             3,645,000
   67,500  Viad Corp.                                           2,050,313
                                                             ------------
                                                               37,372,232
                                                             ------------

           TECHNOLOGY - 11.81%
  145,000  Affiliated Computer Services Corp., Class A*         6,525,000
   37,200  BMC Software, Inc.*                                  1,657,725
   10,900  CIBER, Inc. *                                          304,519
   68,000  DST Systems, Inc.*                                   3,880,250
   28,000  Intuit, Inc.*                                        2,030,000
  128,000  Learning Co., Inc.*                                  3,320,000
   39,000  Netscape Communications Corp.*                       2,369,250
   67,000  Networks Associates, Inc.*                           4,438,750
  196,000  Parametric Technology Corp.*                         3,209,500
  108,400  Renaissance Worldwide, Inc.*                           663,950
  235,000  Saville Systems, Plc, Sponsored ADR*                 4,465,000
   96,000  SunGard Data Systems, Inc.*                          3,810,000
                                                             ------------
                                                               36,673,944
                                                             ------------

           DURABLE GOODS - 10.55%
  160,000  Analog Devices, Inc.*                                5,020,000
   73,000  Anixter International, Inc.*                         1,482,812
  135,000  BE Aerospace, Inc.*                                  2,835,000
   65,000  KLA-Tencor Corp.*                                    2,819,375
   85,500  Maxim Integrated Products, Inc.*                     3,735,281
   57,000  PMC Sierra, Inc.*                                    3,598,125
   10,500  Sanmina Corp.*                                         656,250
   79,000  Synopsys, Inc.*                                   $  4,285,750
   80,000  Teleflex, Inc.                                       3,650,000
   72,000  Xilinx, Inc.*                                        4,689,000
                                                             ------------
                                                               32,771,593
                                                             ------------

           FINANCE - 10.46%
   77,000  ACE, Ltd.                                            2,651,688
   37,000  Capital One Financial Corp.                          4,255,000
  125,000  CIT Group, Inc., Class A                             3,976,562
   28,000  E*TRADE Group, Inc.*                                 1,309,875
   73,000  Finova Group, Inc.                                   3,937,437
   53,500  Franklin Resources, Inc.                             1,712,000
  142,000  North Fork Bancorporation, Inc.                      3,399,125
   69,000  PartnerRe, Ltd.                                      3,156,750
   83,000  Protective Life Corp.                                3,304,438
  143,900  Waddell & Reed Financial, Inc., Class A              3,408,631
   58,600  Waddell & Reed Financial, Inc., Class B *            1,362,450
                                                             ------------
                                                               32,473,956
                                                             ------------

           HEALTH SERVICES - 7.53%
   50,400  Biogen, Inc.*                                        4,183,200
  132,000  Gilead Sciences, Inc.*                               5,420,250
   58,000  Omnicare, Inc.                                       2,015,500
   93,000  Quorum Health Group, Inc.*                           1,203,188
   83,000  Schein (Henry), Inc.*                                3,714,250
  146,000  Sybron International Corp.*                          3,969,375
   98,000  Total Renal Care Holdings, Inc.*                     2,897,125
                                                             ------------
                                                               23,402,888
                                                             ------------

           BROADCASTING - 6.92%
   72,000  Comcast Corp., Class A                               4,225,500
   51,000  Cox Communications Corp., Class A*                   3,525,375
   47,000  Jacor Communications, Inc., Class A*                 3,025,625
  127,800  Omnipoint Corp.*                                     1,190,138
  103,400  Paging Network, Inc.*                                  484,688
  132,000  Univision Communications, Inc.*                      4,776,750
  194,000  Western Wireless Corp., Class A*                     4,268,000
                                                             ------------
                                                               21,496,076
                                                             ------------

           FOOD SERVICES - 6.33%
   94,000  Outback Steakhouse, Inc.*                            3,748,250
  118,000  Suiza Foods Corp.*                                   6,010,625
  117,000  U.S. Foodservice, Inc.*                              5,733,000
   86,000  Whole Foods Market, Inc.*                            4,160,250
                                                             ------------
                                                               19,652,125
                                                             ------------
           CHEMICALS AND DRUGS - 5.83%
   40,000  Agouron Pharmaceuticals, Inc.*                       2,350,000
   44,000  ALZA Corp.*                                          2,299,000
   47,900  BioChem Pharma, Inc.*                                1,371,137
  156,000  Covance, Inc.*                                       4,543,500
   54,000  Great Lakes Chemical Corp.                           2,160,000
   19,000  Medimmune, Inc.*                                     1,889,313
   86,000  Teva Pharmaceutical Industries, Inc., ADR            3,499,125
                                                             ------------
                                                               18,112,075
                                                             ------------

                      See Notes to Financial Statements.

                       Select Capital Appreciation Fund

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                 VALUE
  SHARES                                                        (NOTE 2)
---------------------------------------------------------------------------
           HOTELS - LEISURE - 4.55%
  129,800  Galileo International, Inc.                       $  5,646,300
  145,000  Premier Parks, Inc.*                                 4,386,250
  111,000  Royal Caribbean Cruises, Ltd.                        4,107,000
                                                             ------------
                                                               14,139,550
                                                             ------------
           CONSUMER STAPLES - 3.27%
   90,600  Danaher Corp.                                        4,920,712
  207,000  Warnaco Group, Inc., Class A                         5,226,750
                                                             ------------
                                                               10,147,462
                                                             ------------

           ENERGY - 2.25%
  182,000  BJ Services Co.*                                     2,843,750
  117,400  Ocean Energy, Inc.*                                    741,088
  135,400  Smith International, Inc.*                           3,410,388
                                                             ------------
                                                                6,995,226
                                                             ------------

           UTILITIES - 2.15%
  180,700  Allied Waste Industries, Inc.*                       4,269,037
   51,800  Waste Management, Inc.                               2,415,175
                                                             ------------
                                                                6,684,212
                                                             ------------

           METALS AND MINING - 0.30%
  223,000  Battle Mountain Gold Co.                               919,875
                                                             ------------
           TOTAL COMMON STOCKS                                301,388,575
                                                             ------------
           (Cost $271,584,101)

FOREIGN COMMON STOCKS - 0.85%

           CANADA - 0.85%
    6,200  Fairfax Financial Holdings, Ltd.*                    2,185,664
    1,400  Fairfax Financial Holdings, Ltd., Rights* (A)          468,860
                                                              -----------
           TOTAL FOREIGN COMMON STOCKS                          2,654,524
                                                              -----------
           (Cost $2,601,679)

---------------------------------------------------------------------------
                                                                 VALUE
  PAR VALUE                                                     (NOTE 2)
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (B) - 2.33%

            FEDERAL HOME LOAN
            MORTGAGE CORPORATION - 2.05%
$6,356,000  5.15%, 01/15/99                                   $  6,343,443
                                                              ------------

            FEDERAL NATIONAL
            MORTGAGE ASSOCIATION - 0.25%
   783,000  5.23%, 01/15/99                                        781,429
                                                              ------------

            FEDERAL FARM CREDIT BANK - 0.03%
   101,000  5.12%, 01/12/99                                        100,844
                                                              ------------
            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS             7,225,716
                                                              ------------
            (Cost $7,225,716)

TOTAL INVESTMENTS - 100.22%                                    311,268,815
                                                              ------------
(Cost $281,411,496)
NET OTHER ASSETS AND LIABILITIES - (0.22)%                        (687,225)
                                                              ------------
NET ASSETS - 100.00%                                          $310,581,590
                                                              ============

---------------------
*    Non income producing security.
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may only be resold, in transactions exempt from registration, to qualified insitutional buyers. At December 31, 1998, this security amounted to $468,860 or 0.15% of net assets.
(B)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $281,678,642. Net unrealized appreciation (depreciation) aggregated $29,590,173 of which $53,042,604 related to appreciated investment securities and $(23,452,431) related to depreciated investment securities.

At December 31, 1998, the Portfolio had no capital loss carryforward. During 1998, the Portfolio utilized $1,543,496 of its capital loss carryforward.

Distributions from long-term capital gains for the year ended December 31, 1998 were $18,197,052. (unaudited)

For the year ended December 31, 1998, the Portfolio has elected to defer $480,159 of capital losses attributable to Post-October Losses.

OTHER INFORMATION
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $396,190,328 and $361,766,517 of non-governmental issuers, respectively.

                      See Notes to Financial Statements.

                         Select Value Opportunity Fund

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                          (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.70%

                  DURABLE GOODS - 16.83%
   265,333        CommScope, Inc.*                             $   4,460,911
   150,100        GTECH Holdings Corp.*                            3,846,313
   150,500        Hussmann International, Inc.                     2,915,937
    60,000        Kaydon Corp.                                     2,403,750
   325,900        MascoTech, Inc.                                  5,581,038
   192,100        Raychem Corp.                                    6,207,231
   157,000        Rockwell International Corp.                     7,624,313
   156,800        Ryder System, Inc.                               4,076,800
   150,100        Thomas & Betts Corp.                             6,501,206
    79,200        Unifi, Inc.                                      1,549,350
                                                               -------------
                                                                  45,166,849
                                                               -------------
                  ENERGY - 13.08%
   105,000        Amerada Hess Corp.                               5,223,750
   116,000        Coastal Corp.                                    4,052,750
   136,800        Columbia Energy Group                            7,900,200
   106,266        EEX Corp.*                                         743,862
   162,000        KeySpan Energy                                   5,022,000
   340,100        Niagara Mohawk Power Corp.*                      5,484,113
   246,906        Ocean Energy, Inc.*                              1,558,594
   202,215        Sempra Energy                                    5,131,206
                                                               -------------
                                                                  35,116,475
                                                               -------------

                  UTILITIES - 11.25%
   329,800        Cincinnati Bell, Inc.                           12,470,562
   239,200        ComSat Corp.                                     8,611,200
   160,900        Montana Power Co.                                9,100,906
                                                               -------------
                                                                  30,182,668
                                                               -------------

                  FINANCE - 11.23%
   207,900        CIT Group, Inc. - Class A                        6,613,819
    25,000        First American Corp.                             1,094,170
   239,500        Golden State Bancorp, Inc.*                      3,981,688
   161,300        Golden State Bancorp, Inc., Warrants*              735,931
   298,180        Sovereign Bancorp, Inc.                          4,249,065
   192,000        Torchmark Corp.                                  6,780,000
   260,800        TrizecHahn Corp.                                 5,346,400
    10,924        Waddell & Reed Financial, Inc. - Class A           258,762
    47,020        Waddell & Reed Financial, Inc. - Class B*        1,093,215
                                                               -------------
                                                                  30,153,050
                                                               -------------

                  HEALTH CARE - 9.56%
   366,000        HEALTHSOUTH Corp.*                               5,650,125
   143,600        Humana, Inc.*                                    2,557,875
   207,900        Manor Care, Inc.*                                6,107,062
   276,400        Quorum Health Group, Inc.*                       3,575,925
    89,300        Wellpoint Health Networks, Inc., Class A*        7,769,100
                                                               -------------
                                                                  25,660,087
                                                               -------------

                  RETAIL - 7.09%
   513,400        Kmart Corp.*                                 $   7,861,438
   126,700        Meyer (Fred), Inc.*                              7,633,675
   106,100        Shopko Stores, Inc.*                             3,527,825
                                                               -------------
                                                                  19,022,938
                                                               -------------

                  CONSUMER STAPLES - 5.47%
   170,400        Dole Food Co., Inc.                              5,112,000
   126,500        Fortune Brands, Inc.                             4,000,562
   220,000        Whitman Corp.                                    5,582,500
                                                               -------------
                                                                  14,695,062
                                                               -------------

                  CONSUMER PRODUCTS - 5.19%
   190,600        Owens-Illinois, Inc.*                            5,837,125
   112,300        Snap-On, Inc.                                    3,909,444
   137,100        World Color Press, Inc.*                         4,172,981
                                                               -------------
                                                                  13,919,550
                                                               -------------

                  BUILDING AND CONSTRUCTION - 4.65%
   179,900        Applied Power, Inc.                              6,791,225
   121,100        Ingersoll-Rand, Co.                              5,684,131
                                                               -------------
                                                                  12,475,356
                                                               -------------

                  CONSUMER SERVICES - 3.75%
   101,600        Convergys Corp.*                                 2,273,300
   287,100        Modis Professional Services, Inc.*               4,162,950
   256,075        Safety-Kleen Corp.*                              3,617,059
                                                               -------------
                                                                  10,053,309
                                                               -------------

                  TECHNOLOGY - 2.01%
   277,300        Coltec Industries, Inc.*                         5,407,350
                                                               -------------

                  CHEMICALS AND DRUGS - 1.84%
   160,700        Mallinckrodt, Inc.                               4,951,569
                                                               -------------

                  CAPITAL GOODS - 0.75%
    55,800        Goodrich (B.F.) Co.                              2,001,825
                                                               -------------
                  TOTAL COMMON STOCKS                            248,806,088
                                                               -------------
                  (Cost $230,749,223)


Par Value
---------

COMMERCIAL PAPER (A) - 3.72%

$2,000,000        AIG Funding, Inc.
                  4.90%, 01/04/99                                  1,999,183
 1,000,000        Ford Motor Credit Corp.
                  5.18%, 01/04/99                                    999,571
   500,000        GE Capital Corp.
                  6.00%, 01/05/99                                    499,667

                      See Notes to Financial Statements.

                         Select Value Opportunity Fund

            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                     VALUE
PAR VALUE                                                          (NOTE 2)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)

$1,500,000     GMAC Corp.
               6.08%, 01/04/99                                   $    1,499,241
   500,000     Grainger (W.W.), Inc.
               5.00%, 01/07/99                                          499,583
   500,000     Merrill Lynch & Co., Inc.
               4.98%, 01/04/99                                          499,771
 1,000,000     Montauk Corp.
               5.52%, 01/05/99                                          999,389
 1,500,000     Petrofina, Inc.
               4.98%, 01/04/99                                        1,499,378
 1,500,000     World Omni Corp.
               6.03%, 01/04/99                                        1,499,248
                                                                 --------------
               TOTAL COMMERCIAL PAPER                                 9,995,031
                                                                 --------------
               (Cost $9,995,031)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 1.30%

               U.S. TREASURY BILL - 0.74%
 2,000,000     4.32%, 01/21/99                                        1,995,200
                                                                 --------------

               FEDERAL HOME LOAN
               MORTGAGE CORPORATION - 0.56%
 1,500,000     5.03%, 01/04/99                                        1,499,371
                                                                 --------------
               TOTAL U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS                                     3,494,571
                                                                 --------------
               (Cost $3,494,571)

                                                                     VALUE
SHARES                                                             (NOTE 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 5.40%

 2,401,144     ILA Prime Obligation Money Market Fund            $    2,401,144
 2,401,094     ILA Prime Obligation Portfolio Fund, Class B           2,401,094
   721,200     John Hancock Bank and Thrift Opportunity Fund          7,707,825
   213,600     Pilgrim Prime Rate Trust                               1,975,800
                                                                 --------------
               TOTAL INVESTMENT COMPANIES                            14,485,863
                                                                 --------------
               (Cost $13,661,201)

TOTAL INVESTMENTS - 103.12%                                         276,781,553
                                                                 --------------
(Cost $257,900,026)
NET OTHER ASSETS AND LIABILITIES - (3.12)%                           (8,376,907)
                                                                 --------------
NET ASSETS - 100.00%                                             $  268,404,646
                                                                 ==============

__________________________________________
*         Non income producing security.
(A)       Effective yield at time of purchase.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $257,973,637. Net unrealized appreciation (depreciation) aggregated $18,807,916 of which $34,598,775 related to appreciated investment securities and $(15,790,859) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $605,684. (unaudited)

OTHER INFORMATION
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $237,960,179 and $156,000,039 of non-governmental issuers, respectively.


                               See Notes to Financial Statements.

                       Select International Equity Fund

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                      VALUE
    SHARES                                                           (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.46%

               AUSTRALIA - 4.26%
    549,620    National Australia Bank, Ltd.                       $   8,285,454
  1,254,745    News Corp., Ltd.                                        8,288,824
  1,062,800    Telstra Corp.*                                          4,969,295
                                                                   -------------
                                                                      21,543,573
                                                                   =============

               CANADA - 0.21%
     20,825    Royal Bank of Canada                                    1,040,706
                                                                   -------------

               DENMARK - 0.63%
     23,770    Tele Danmark                                            3,208,301
                                                                   -------------

               FRANCE - 8.13%
     44,417    Alcatel Alsthom                                         5,433,952
     80,290    Axa                                                    11,632,069
     80,960    Michelin, Class B                                       3,236,373
     76,170    Total SA, Class B                                       7,711,003
     50,460    Vivendi                                                13,086,568
                                                                   -------------
                                                                      41,099,965
                                                                   =============

               GERMANY - 9.16%
      6,333    Bayerische Motoren Werke (BMW) AG*                      4,971,083
        838    Bayerische Motoren Werke (BMW) AG (New)*                  642,701
    134,095    Hoechst AG                                              5,544,541
     66,160    HypoVereinsbank                                         5,232,927
    181,140    Mannesmann AG                                          20,952,822
     99,220    Veba AG                                                 5,876,925
      5,193    Viag AG                                                 3,069,646
                                                                   -------------
                                                                      46,290,645
                                                                   =============

               ITALY - 2.57%
    365,835    ENI                                                     2,389,560
  1,245,370    Telecom Italia                                         10,620,047
                                                                   -------------
                                                                      13,009,607
                                                                   =============

               JAPAN - 14.48%
    468,000    Canon, Inc.                                            10,001,504
    155,000    Dai Nippon Printing Co., Ltd.                           2,471,661
    108,000    Fuji Photo Film                                         4,013,982
    137,000    Honda Motor Co., Ltd.                                   4,497,766
    281,000    Kao Corp.                                               6,340,870
     22,700    Keyence Corp.                                           2,792,177
    107,000    Murata Manufacturing Co., Ltd.                          4,440,777
        140    NTT Mobile Communication Network, Inc.                  5,760,807
     40,000    Rohm Co., Ltd.                                          3,642,317
    244,000    Shiseido Co., Ltd.                                      3,135,153
    146,200    Sony Corp.                                             10,647,547
    402,000    Takeda Chemical Industries, Ltd.                       15,474,537
                                                                   -------------
                                                                      73,219,098
                                                                   =============

               MALAYSIA - 0.06%
    349,000    Hume Industries, Berhad                                   303,079
                                                                   -------------

               MEXICO - 0.12%
    467,730    Grupo Financiero Banamex, Series B*                 $     612,936
                                                                   -------------

               NETHERLANDS - 9.48%
    196,412    ABN-Amro Holdings                                       4,129,597
    210,445    Elsevier, NV                                            2,946,028
    304,782    ING Groep, NV                                          18,575,365
    152,745    Kloninklijke Ahold, NV                                  5,642,467
    147,885    Kloninklijke KPN, NV                                    7,399,367
    101,700    Royal Dutch Petroleum                                   5,061,452
    129,160    TNT Post Group, NV*                                     4,159,355
                                                                   -------------
                                                                      47,913,631
                                                                   =============

               PHILIPPINES - 0.13%
    342,130    San Miguel, Class B                                       659,634
                                                                   -------------

               PORTUGAL - 0.33%
     75,317    Electricidade De Portugal                               1,659,000
                                                                   -------------

               SINGAPORE - 1.89%
    660,900    Development Bank of Singapore                           5,964,512
    330,509    Singapore Press Holdings, Ltd.*                         3,583,227
                                                                   -------------
                                                                       9,547,739
                                                                   -------------

               SPAIN - 1.90%
    295,657    Banco De Santander                                      5,866,541
     82,365    Telefonica                                              3,656,932
     82,365    Telefonica, Rights*                                        73,023
                                                                   -------------
                                                                       9,596,496
                                                                   =============

               SWITZERLAND - 12.99%
      4,225    Alusuisse Lonza Holdings, REGD*                         4,921,733
      6,739    Nestle SA                                              14,670,266
      6,726    Novartis AG                                            13,221,842
        828    Roche Holdings AG                                      10,103,589
      5,425    Schweiz Ruckverisch, REGD                              14,144,103
     27,999    UBS AG, REGD                                            8,602,532
                                                                   -------------
                                                                      65,664,065
                                                                   =============

               THAILAND - 0.41%
  1,015,000    Bangkok Bank Public Co., Ltd.*                          2,094,224
                                                                   -------------

               UNITED KINGDOM - 29.71%
    695,925    Allied Zurich, Plc                                     10,373,228
    484,950    Barclays Bank, Plc                                     10,449,684
    692,575    B.A.T. Industries, Plc                                  6,085,734
    571,000    Cable & Wireless, Plc                                   7,015,873
    384,980    Cadbury Schweppes, Plc                                  6,560,897
    746,290    Diageo, Plc                                             8,487,209
    411,675    Glaxo Wellcome, Plc                                    14,154,881
    602,410    Granada Group, Plc                                     10,641,977
    462,950    Kingfisher, Plc                                         5,007,058
    821,650    Ladbroke Group, Plc                                     3,299,174
    768,950    Lloyds TSB Group, Plc                                  10,931,139
    212,685    National Westminster, Plc                               4,098,467

                      See Notes to Financial Statements.

                       Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                      VALUE
    SHARES                                                           (NOTE 2)
--------------------------------------------------------------------------------
               UNITED KINGDOM (CONTINUED)
    753,900    Prudential Corp., Plc                              $  11,375,266
    645,500    Safeway, Plc                                           3,241,189
  1,128,550    Shell Transportation & Trading, Plc                    6,928,552
  1,518,800    Siebe, Plc                                             5,984,807
    545,750    TI Group, Plc                                          2,937,682
    834,150    Vodafone Group, Plc                                   13,536,150
    209,150    Zeneca Group Ord                                       9,100,448
                                                                  =============
                                                                    150,209,415
                                                                  -------------
               TOTAL COMMON STOCKS                                  487,672,114
                                                                  =============
               (Cost $383,623,135)


INVESTMENT COMPANIES - 3.64%

  6,773,171    Federated Investors                                $   6,773,171
  5,947,592    ILA Prime Obligation Portfolio Fund, Class B           5,947,592
  5,688,849    SSgA Prime Money Market Fund                           5,688,849
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                            18,409,612
                                                                  =============
               (Cost $18,409,612)

TOTAL INVESTMENTS - 100.10%                                         506,081,726
                                                                  -------------
(Cost $402,032,747)
NET OTHER ASSETS AND LIABILITIES - (0.10)%                             (529,126)
                                                                  -------------
NET ASSETS - 100.00%                                              $ 505,552,600
                                                                  =============

______________________________________
*    Non income producing security.



       INDUSTRY CONCENTRATION OF COMMON STOCKS
            AS PERCENTAGE OF NET ASSETS:
Chemicals and Drugs                          16.27%
Finance                                      14.96
Telecommunications                           11.96
Durable Goods                                10.32
Banking                                       9.13
Consumer Goods and Services                   5.62
Food and Beverage                             4.87
Business Services                             4.69
Energy                                        4.37
Electronics                                   4.26
Agriculture                                   2.30
Utilities                                     2.21
Publishing                                    1.78
Tobacco                                       1.20
Retail                                        0.99
Transportation                                0.82
Leisure and Entertainment                     0.65
Basic Materials                               0.06
                                             -----
Total                                        96.46%
                                             =====

                      See Notes to Financial Statements.

                       Select International Equity Fund


            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                                                 UNREALIZED
        CURRENCY         CONTRACTS TO      SETTLEMENT       CONTRACTS AT      IN EXCHANGE       APPRECIATION
          VALUE            DELIVER           DATES             VALUE          FOR U.S. $       (DEPRECIATION)
     --------------      ------------      ----------       ------------      -----------       --------------
        (13,658,000)          CHF           01/14/99        $ 10,226,116      $  9,958,119      $      267,997
         (5,512,000)          DEM           01/26/99           3,385,541         3,312,063              73,478
       (633,798,000)          JPY           01/19/99           4,902,901         5,622,654            (719,753)
       (708,814,000)          JPY           01/22/99           6,261,608         6,290,925             (29,317)
       (697,045,000)          JPY           02/18/99           5,796,632         6,209,476            (412,844)
       (533,647,000)          JPY           02/26/99           4,444,466         4,758,949            (314,483)
       (607,134,000)          JPY           03/09/99           5,180,324         5,422,218            (241,894)
     (1,190,187,000)          JPY           03/15/99          10,266,428        10,637,852            (371,424)
                                                            ------------      ------------      --------------
                                                            $ 50,464,016      $ 52,212,256      $   (1,748,240)
                                                            ============      ============      ==============

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

        CURRENCY         CONTRACTS TO      SETTLEMENT       CONTRACTS AT      IN EXCHANGE        UNREALIZED
          VALUE            DELIVER           DATES             VALUE          FOR U.S. $        APPRECIATION
     --------------      ------------      ----------       ------------      -----------      ---------------
       634,303,000           JPY            01/20/99        $  5,479,466      $  5,627,962     $       148,496
                                                            ============      ============      ==============

_____________________________________
CHF      Swiss Francs
DEM      Deutsche Marks
JPY      Japanese Yen



FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $400,474,447. Net unrealized appreciation (depreciation) aggregated $105,607,279, of which $128,587,190 related to appreciated investment securities and $(22,979,911) related to depreciated investment securities.

At December 31, 1998, the Portfolio had a capital loss carryforard of $3,060,445 which expires in 2006.

For the period ended December 31, 1998, the Portfolio has elected to defer $5,390,037 of capital losses attributable to Post-October Losses.

OTHER INFORMATION
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $135,815,844 and $106,675,781 of non-governmental issuers, respectively.

At December 31, 1998, the value of the securities loaned amounted to $10,173,062. The value of collateral amounted to $10,905,190 which consisted of letters of credit. (Note 2)

                      See Notes to Financial Statements.

                              Select Growth Fund


                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                     VALUE
     SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 96.53%

               TECHNOLOGY - 17.80%
      70,000   3Com Corp.*                                       $   3,136,875
      81,600   Airtouch Communications, Inc.*                        5,885,400
      30,100   America Online, Inc.*                                 4,356,975
     112,200   Ascend Communications, Inc.*                          7,377,150
      92,400   Cisco Systems*                                        8,575,875
     107,900   Computer Sciences Corp.*                              6,952,806
      89,600   Compuware Corp.*                                      7,000,000
     152,400   EMC Corp.*                                           12,954,000
     111,300   International Business Machines Corp.                20,562,675
     223,500   Lucent Technologies, Inc.                            24,585,000
      77,500   Micron Technology, Inc.*                              3,918,594
     200,700   Microsoft Corp.*                                     27,834,581
     103,000   Pitney Bowes, Inc.                                    6,804,437
      60,400   Sun Microsystems, Inc.*                               5,171,750
                                                                  ------------
                                                                   145,116,118
                                                                  ------------

               DURABLE GOODS - 16.36%
     178,660   BMC Software, Inc.*                                   7,961,536
      85,800   Centocor, Inc.*                                       3,871,725
      95,500   Dell Computer Corp.*                                  6,989,406
     198,900   General Electric Co.                                 20,300,231
      98,500   General Instrument Corp.*                             3,342,844
     148,500   Intel Corp.                                          17,606,531
     287,700   MCI WorldCom, Inc.*                                  20,642,475
     244,900   SBC Communications, Inc.                             13,132,762
     159,900   Sprint Corp.                                         13,451,588
     345,800   Tyco International, Ltd.                             26,086,288
                                                                  ------------
                                                                   133,385,386
                                                                  ------------

               RETAIL - 14.76%
     215,200   Costco Cos., Inc.*                                   15,534,750
     391,400   CVS Corp.                                            21,527,000
      77,100   Gap, Inc.                                             4,336,875
     246,700   Home Depot, Inc.                                     15,094,956
     234,200   Safeway, Inc. *                                      14,271,563
     380,900   TJX Cos., Inc.                                       11,046,100
     224,500   Walgreen Co.                                         13,147,281
     311,800   Wal-Mart Stores, Inc.                                25,392,213
                                                                  ------------
                                                                   120,350,738
                                                                  ------------

               FINANCE - 13.51%
      49,600   American Express Co.                                  5,071,600
      66,200   American General Corp.                                5,163,600
     125,550   American International Group, Inc.                   12,131,269
      90,400   Associates First Capital Corp., Class A               3,830,700
      39,000   Charter One Financial, Inc.                           1,082,250
     112,100   Comerica, Inc.                                        7,643,819
     280,900   Federal Home Loan Mortgage Corp.                     18,100,494
      86,200   Fifth Third Bancorp                                   6,147,137
     110,968   Firstar Corp.                                        10,347,766
     396,150   MBNA Corp.                                            9,878,991
      54,700   Merrill Lynch & Co., Inc.                             3,651,225
      77,055   Providian Financial Corp.                             5,779,125
      93,600   SunAmerica, Inc.                                      7,593,300
     344,900   Wells Fargo Co.                                      13,774,444
                                                                  ------------
                                                                   110,195,720
                                                                  ------------

               CHEMICALS AND DRUGS - 10.99%
     128,800   Bristol-Myers Squibb Co.                             17,235,050
     153,500   Lilly (Eli) & Co.                                    13,642,312
     129,900   Pfizer, Inc.                                         16,294,331
      72,300   Quintiles Transnational Corp.*                        3,859,012
     356,000   Schering-Plough Corp.                                19,669,000
     251,200   Warner-Lambert Co.                                   18,887,100
                                                                  ------------
                                                                    89,586,805
                                                                  ------------

               CONSUMER PRODUCTS - 8.88%
      93,100   Colgate-Palmolive Co.                                 8,646,662
      61,700   Kroger Co.*                                           3,732,850
      85,300   Lauder (Estee) Cos., Inc., Class A                    7,293,150
      42,300   McKesson Corp.                                        3,344,344
     125,600   Philip Morris Cos., Inc.                              6,719,600
      76,200   Quaker Oats Co.                                       4,533,900
     186,000   Sara Lee Corp.                                        5,242,875
     341,400   Time Warner, Inc.                                    21,188,138
     158,700   Viacom, Inc., Class B*                               11,743,800
                                                                  ------------
                                                                    72,445,319
                                                                  ------------

               HEALTH SERVICES - 2.90%
      94,650   Cardinal Health, Inc.                                 7,181,569
     346,800   HBO & Co.                                             9,948,825
      86,400   IMS Health, Inc.                                      6,517,800
                                                                  ------------
                                                                    23,648,194
                                                                  ------------

               ENERGY - 2.59%
     193,000   Exxon Corp.                                          14,113,125
     168,500   PECO Energy Co.                                       7,013,812
                                                                  ------------
                                                                    21,126,937
                                                                  ------------

               BROADCASTING - 2.33%
     202,400   Tele-Communications, Inc., Class A, Liberty Media*   11,195,250
     330,100   Tele-Communications, Inc., TCI Venture*               7,777,981
                                                                  ------------
                                                                    18,973,231
                                                                  ------------

               BUSINESS SERVICES - 1.38%
     141,500   Interpublic Group of Companies, Inc.                 11,284,625
                                                                  ------------

               HOTELS-LEISURE - 1.35%
     228,900   Carnival Corp., Class A                              10,987,200
                                                                  ------------

                     See Notes to Financial Statements.

                              Select Growth Fund

           PORTFOLIO OF INVESTMENTS, CONTINUED .  DECEMBER 31, 1998

                                                                     VALUE
     SHARES                                                         (NOTE 2)
-------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.20%
      41,900   Clorox Co.                                          $    4,894,444
      96,900   Tricon Global Restaurants, Inc.*                         4,857,113
                                                                   --------------
                                                                        9,751,557
                                                                   --------------
               UTILITIES - 1.04%
     181,800   Waste Management, Inc.                                   8,476,425
                                                                   --------------
               AEROSPACE/AIRLINES - 0.94%
      70,700   United Technologies Corp.                                7,688,625
                                                                   --------------

               BUILDING AND CONSTRUCTION - 0.50%
     142,400   Masco Corp.                                              4,094,000
                                                                   --------------
               TOTAL COMMON STOCKS                                    787,110,880
                                                                   --------------
               Cost ($534,430,674)

PAR VALUE
---------

COMMERCIAL PAPER (A) - 1.40%

$  2,500,000   Atlantis One Funding Corp.
               5.37%, 03/31/99                                          2,469,063
   2,000,000   Cooperative Association Tractor Dealers
               5.46%, 01/15/99                                          1,995,823
   1,000,000   Donaldson, Lufkin & Jenrette
               5.83%, 01/12/99                                            998,243
   3,458,000   Pacific Mutual Life Insurance Co.
               5.10%, 01/04/99                                          3,456,530
   2,500,000   Paine Webber Group, Inc.
               5.25%, 02/12/99                                          2,484,688
                                                                   --------------
               TOTAL COMMERICAL PAPER                                  11,404,347
                                                                   --------------
               (Cost $11,402,095)

                                                                    VALUE
PAR VALUE                                                          (NOTE 2)
--------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT - 1.60%

$ 13,000,000   Swiss Bank Corp.
               5.69%, 01/07/99                                     $   13,000,361
                                                                   --------------
               TOTAL CERTIFICATE OF DEPOSIT                            13,000,361
                                                                   --------------
               (Cost $13,000,361)

SHARES
------

INVESTMENT COMPANIES - 0.22%

       4,235    ILA Prime Obligation Portfolio Fund, Class B                4,235
   1,798,185    SSgA Prime Money Market Fund                            1,798,185
                                                                   --------------
                TOTAL INVESTMENT COMPANIES                              1,802,420
                                                                   --------------
                Cost ($1,802,420)

TOTAL INVESTMENTS - 99.75%                                            813,318,008
                                                                   --------------
COST ($560,635,550)
NET ASSETS AND OTHER LIABILITIES - 0.25%                                2,071,921
                                                                   --------------
NET ASSETS - 100.00%                                               $  815,389,929
                                                                   ==============

__________________
*    Non income producing security.
(A)  Effective yield at time of purchase.


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $561,042,286. Net unrealized appreciation (depreciation) aggregated $252,275,722 of which $254,240,371 related to appreciated investment securities and $(1,964,649) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $5,885,274. (unaudited)


OTHER INFORMATION

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $578,600,008 and $441,720,328 of non-governmental issuers, respectively.

                                      See Notes to Financial Statements

                         Select Strategic Growth Fund

                PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998

                                                                  VALUE
     SHARES                                                      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.54%

                  TECHNOLOGY - 14.11%
         14,000   Communications Satellite Corp.                 $     504,000
         10,000   Computer Associates International, Inc.              426,250
         29,800   Novell, Inc.*                                        540,125
          5,200   Sun Microsystems, Inc.*                              445,250
         12,290   Vishay International, Inc.*                          178,205
                                                                 -------------
                                                                     2,093,830
                                                                 -------------

                  DURABLE GOODS - 13.80%
          6,300   Cooper Industries, Inc.                              300,431
         11,900   Cordant Technologies, Inc.                           446,250
         11,400   Lear Corp.*                                          438,900
          4,700   Millipore Corp.                                      133,656
         13,000   Raychem Corp.                                        420,063
          8,000   Trinity Industries, Inc.                             308,000
                                                                 -------------
                                                                     2,047,300
                                                                 -------------

                  BUSINESS SERVICES - 12.60%
          9,600   Electronic Data Systems Co.                          482,400
         12,800   Equifax, Inc.                                        437,600
         16,400   First Data Corp.                                     519,675
          6,300   Sabre Group Holding, Inc.*                           280,350
          5,700   Wallace Computer Services, Inc.                      150,338
                                                                 -------------
                                                                     1,870,363
                                                                 -------------

                  CONSUMER PRODUCTS - 11.47%
          9,000   Crown Cork & Seal, Inc.                              277,312
         11,800   Office Depot, Inc.*                                  435,862
         10,000   Philip Morris Cos., Inc.                             535,000
         18,000   Warnaco Group, Class A                               454,500
                                                                 -------------
                                                                     1,702,674
                                                                 -------------

                  FINANCE - 10.36%
          9,500   Bank One Corp.                                       485,094
         11,800   Everest Reinsurance Holdings, Inc.                   446,925
         10,400   HCC Insurance Holdings, Inc.                         183,300
         17,300   Pacific Century Financial Corp.                      421,688
                                                                 -------------
                                                                     1,537,007
                                                                 -------------

                  RETAIL - 7.60%
         12,500   Eagle Hardware & Garden, Inc.*                       406,250
         16,200   Limited, Inc.                                        471,825
         10,000   Neiman Marcus Group*                                 249,375
                                                                 -------------
                                                                     1,127,450
                                                                 -------------

                  ENERGY - 5.27%
         15,700   R & B Falcon Corp.*                                  119,713
          4,956   Schlumberger, Ltd.                                   228,596
         16,200   Transocean Offshore, Inc.                            434,363
                                                                 -------------
                                                                       782,672
                                                                 -------------

                  CHEMICALS AND DRUGS - 3.55%
          9,300   Mallinckrodt, Inc.                             $     286,556
          8,700   St. Jude Medical, Inc.*                              240,881
                                                                 -------------
                                                                       527,437
                                                                 -------------


                  HEALTHCARE - 2.98%
          3,200   Elan Corp. Plc, Sponsored ADR*                       222,600
          4,400   Genzyme Corp.*                                       218,900
                                                                 -------------
                                                                       441,500
                                                                 -------------

                  INDUSTRIAL SERVICES - 2.92%
          6,400   Philips Electronics N.V.                             433,200
                                                                 -------------

                  FOOD SERVICES - 2.67%
         22,000   Darden Restaurants, Inc.                             396,000
                                                                 -------------

                  BUILDING AND CONSTRUCTION - 2.24%
          9,400   Owens Corning                                        333,113
                                                                 -------------

                  METAL AND MINING - 1.97%
         22,900   De Beers Consolidated Mines, ADR                     291,975
                                                                 -------------
                  TOTAL COMMON STOCKS                               13,584,521
                                                                 -------------
                  (Cost $13,159,645)

PAR VALUE
---------

U.S. GOVERNMENT AGENCY OBLIGATION (A) - 10.78%

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.78%
$     1,600,000   5.18%, 01/05/99                                    1,599,091
                                                                 -------------
                  TOTAL U.S. GOVERNMENT
                  AGENCY OBLIGATION                                  1,599,091
                                                                 -------------
                  (Cost $1,599,091)

TOTAL INVESTMENTS - 102.32%                                         15,183,612
                                                                 -------------
(Cost $14,758,736)
NET OTHER ASSETS AND LIABILITIES - (2.32)%                            (344,522)
                                                                 -------------
NET ASSETS - 100.00%                                             $  14,839,090
                                                                 =============

___________________________________________
*        Non income producing security.
(A)      Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements

                         Select Strategic Growth Fund

            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $14,758,736. Net unrealized appreciation (depreciation) aggregated $424,876 of which $1,807,604 related to appreciated investment securities and $(1,382,728) related to depreciated investment securities.

At December 31, 1998, the Portfolio had a capital loss carryforward of $455,810 which expires in 2006.

OTHER INFORMATION

For the period ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $15,637,874 and $2,022,427 of non-governmental issuers, respectively.



                      See Notes to Financial Statements.

                         Select Growth and Income Fund

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                      VALUE
   SHARES                                                           (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.94%
                  FINANCE - 15.12%
         371,700  ACE, Ltd.                                     $   12,800,419
         254,200  Aetna, Inc.                                       19,986,475
         540,500  Bank of New York Co., Inc.                        21,755,125
         151,800  EXEL, Ltd., Class A                               11,385,000
          98,500  Mellon Bank Corp.                                  6,771,875
         119,300  Northern Trust Corp.                              10,416,381
         213,300  PartnerRE, Ltd.                                    9,758,475
          79,600  Tokio Marine & Fire
                  Insurance Co., Sponsored ADR                       4,835,700
                                                                --------------
                                                                    97,709,450
                                                                --------------

                  ENERGY - 13.62%
         141,600  Amerada Hess Corp.                                 7,044,600
          80,800  Chevron Corp.                                      6,701,350
         429,100  Conoco, Inc., Class A*                             8,957,463
         641,248  KeySpan Energy                                    19,878,688
         476,909  Sempra Energy                                     12,101,566
         510,500  Unocal Corp.                                      14,900,219
         591,100  Williams Cos., Inc.                               18,434,931
                                                                --------------
                                                                    88,018,817
                                                                --------------

                  CONSUMER PRODUCTS - 11.95%
          98,100  Anheuser-Busch Cos., Inc.                          6,437,813
               1  Meritor Automotive                                        21
         185,100  Nabisco Holdings Corp., Class A                    7,681,650
         556,100  Owens-Illinois, Inc.*                             17,030,563
         142,700  Seagram Co., Ltd.                                  5,422,600
         262,100  TRW, Inc.                                         14,726,744
         392,500  Tribune Co.                                       25,905,000
                                                                --------------
                                                                    77,204,391
                                                                --------------

                  TECHNOLOGY - 10.81%
         268,438  Globalstar Telecommunications, Ltd.*               5,402,315
         115,600  International Business Machines Corp.             21,357,100
         271,200  Loral Space & Communications, Ltd.                 4,830,750
         265,900  Philips Electronics                               17,998,106
         236,800  Texas Instruments, Inc.                           20,261,200
                                                                --------------
                                                                    69,849,471
                                                                --------------

                  BROADCASTING - 8.88%
         265,200  Chancellor Media Corp. *                          12,696,450
         105,800  Fox Entertainment Group, Inc., Class A *           2,664,838
         109,000  MediaOne Group ATI PIES                            7,248,500
         520,800  MediaOne Group, Inc.*                             24,477,600
         415,400  News Corp., Ltd., Sponsored ADR                   10,255,188
                                                                --------------
                                                                    57,342,576
                                                                --------------

                  CHEMICALS AND DRUGS - 7.19%
         119,200  duPont (E.I.) deNemours & Co.                 $    6,325,050
         111,400  Genentech, Inc.*                                   8,877,188
           9,800  Johnson & Johnson Co.                                821,974
          75,455  Lilly (Eli) & Co.                                  6,706,063
         334,100  Monsanto Co.                                      15,869,750
          62,300  Pfizer, Inc.                                       7,814,756
                                                                --------------
                                                                    46,414,781
                                                                --------------

                  AEROSPACE-AIRLINES - 6.15%
         116,400  AMR Corp.*                                         6,911,250
          97,300  Lockheed Martin Corp.                              8,246,175
         246,900  Sundstrand Corp.                                  12,807,938
         108,300  United Technologies Corp.                         11,777,625
                                                                --------------
                                                                    39,742,988
                                                                --------------

                  CONSUMER STAPLES - 3.34%
         201,700  Black & Decker Corp.                              11,307,805
          40,300  PepsiCo, Inc.                                      1,649,781
         266,100  Ralston Purina Co.                                 8,614,988
                                                                --------------
                                                                    21,572,574
                                                                --------------

                  BUSINESS SERVICES - 3.32%
         677,500  First Data Corp.                                  21,468,281
                                                                --------------

                  UTILITIES - 3.13%
         191,360  Bell Atlantic Corp.                               10,871,640
         354,800  Potomac Electric Power                             9,335,675
                                                                --------------
                                                                    20,207,315
                                                                --------------

                  DURABLE GOODS - 2.97%
         167,900  AlliedSignal, Inc.                                 7,440,069
         115,200  General Electric Co.                              11,757,600
                                                                --------------
                                                                    19,197,669
                                                                --------------

                  RETAIL - 2.11%
         174,800  Penney (J.C.) Co., Inc.                            8,193,750
          66,500  Wal-Mart Stores, Inc.                              5,415,594
                                                                --------------
                                                                    13,609,344
                                                                --------------

                  PAPER AND FOREST - 0.77%
         497,700  MacMillan Bloedel, Ltd.                            4,977,000
                                                                --------------

                  METALS AND MINING - 0.58%
         138,300  Getchell Gold Corp.*                               3,768,674
                                                                --------------
                  TOTAL COMMON STOCKS                              581,083,331
                                                                --------------
                  (Cost $484,263,875)

                      See Notes to Financial Statements.

                         Select Growth and Income Fund


            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                    VALUE
PAR VALUE                                                         (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 5.20%

$   1,000,000   Ford Motor Credit Corp., MTN
                7.47%, 07/29/99                              $    1,011,666
   10,700,000   Hewlett-Packard Co., Convertible
                2.30%, 10/14/17 (A) (B)                           5,885,000
   30,000,000   Hewlett-Packard Co., Convertible
                2.37%, 10/14/17 (B)                              16,500,000
    3,000,000   Liberty Lighthouse U.S. Capital Co., MTN
                5.23%, 9/15/99 (A) (C)                            2,998,347
    2,292,000   National Semiconductor Corp.
                6.50%, 10/01/02 (A)                               2,011,230
    6,650,000   Security CAP U.S. Realty, Convertible
                2.00%, 05/22/03 (A)                               5,187,000
                                                             --------------
                TOTAL CORPORATE NOTES AND BONDS                  33,593,243
                                                             --------------
                (Cost $34,284,649)

SHARES
------

PREFERRED STOCKS - 1.95%

       30,100   AirTouch Communications, Inc., Class B*           1,790,950
       57,300   Owens-Illinois, Inc.*                             2,435,250
      161,522   Sealed Air Corp.                                  8,378,954
                                                             --------------
                TOTAL PREFERRED STOCKS                           12,605,154
                                                             --------------
                (Cost $9,382,405)

PAR VALUE
---------

CERTIFICATES OF DEPOSIT (D) - 1.24%

$   7,000,000   Swiss Bank Corp.
                5.69%, 01/07/99                                   7,000,194
    1,000,000   National Bank of Canada
                5.73%, 06/07/99                                   1,002,700
                                                             --------------
                TOTAL CERTIFICATES OF DEPOSIT                     8,002,894
                                                             --------------
                (Cost $7,999,617)

COMMERCIAL PAPER (D) - 1.07%

    4,000,000   Bankers Trust Co.
                5.56%, 02/17/99                                   3,970,964
    2,000,000   Pacific Life Insurance Co.
                5.10%, 01/04/99                                   1,999,150
    1,000,000   UniBanco, Grand Cayman
                5.54%, 04/15/99                                     985,563
                                                             --------------
                TOTAL COMMERCIAL PAPER                            6,955,677
                                                             --------------
                (Cost $6,954,370)

                                                                    VALUE
SHARES                                                            (NOTE 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.47%

    3,021,360   SSgA Prime Money Market Fund                 $    3,021,360
                                                             --------------
                Total Investment Company                          3,021,360
                                                             --------------
                (Cost $3,021,360)

TOTAL INVESTMENTS - 99.87%                                      645,261,659
                                                             --------------
(Cost $545,906,276)
NET OTHER ASSETS AND LIABILITIES - 0.13%                            824,018
                                                             --------------
NET ASSETS - 100.00%                                         $  646,085,677
                                                             ==============

____________________
*      Non income producing security.
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $16,081,577 or 2.49% of net assets.
(B)    Zero coupon bond. Rate shown reflects effective yield to maturity.
(C) Variable rate security. The rate shown reflects rate in effect at December 31, 1998.
(D)    Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
MTN    Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $545,998,336. Net unrealized appreciation (depreciation) aggregated $99,263,323, of which $117,966,259 related to appreciated investment securities and $(18,702,936) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $1,176,558. (unaudited)

OTHER INFORMATION
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $666,134,308 and $585,212,615 of non-governmental issuers, respectively, and $15,100,547 and $14,090,234 of U.S. Government and Agency issuers, respectively.

                      See Notes to Financial Statements.

                              Select Income Fund


                 PORTFOLIO OF INVESTMENTS . December 31, 1998
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                         Moody's Ratings                Value
 Par Value                                                 (unaudited)                 (Note 2)
------------------------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 41.00%
               INDUSTRIAL - 10.33%
$    425,000   Abitibi-Consolidated,Yankee Debenture
               7.40%, 04/01/18                            Baa                         $    399,318
   1,275,000   Abitibi-Consolidated,Yankee Debenture
               7.50%, 04/01/28                            Baa                            1,191,133
   1,350,000   Aramark Services, Inc.
               6.75%, 08/01/04                            Baa                            1,356,590
   1,250,000   Blount, Inc.
               7.00%, 06/15/05                            Ba                             1,239,113
   1,500,000   Brascan Corp.
               7.38%, 10/01/02                            Baa                            1,566,901
   1,250,000   Cominco, Ltd.
               6.88%, 02/15/06                            Baa                            1,121,615
     475,000   Homeside, Inc., Senior Note, Series B
               11.25%, 05/15/03                           A                                555,750
   1,075,000   Idex Corp., Senior Note
               6.88%, 02/15/08                            Ba                             1,037,966
   1,200,000   IMC Global, Inc.
               7.63%, 11/01/05                            Baa                            1,227,986
     375,000   News America Holdings, Inc.
               7.70%, 10/30/25                            Baa                              402,873
     375,000   News America Holdings, Inc.
               7.75%, 12/01/45                            Baa                              398,271
     775,000   News America Holdings, Inc.
               7.13%, 04/08/28                            Baa                              779,162
     325,000   Panamsat Corp.
               6.00%, 01/15/03                            Baa                              322,447
   1,225,000   Panamsat Corp.
               6.13%, 01/15/05                            Baa                            1,211,576
     500,000   Ryder System, Inc.
               6.60%, 11/15/05                            Baa                              507,615
     500,000   Texaco Capital, Inc.
               9.75%, 03/15/20                            A                                693,190
   1,525,000   Time Warner, Inc.
               6.63%, 05/15/29                            Baa                            1,550,031
     550,000   USA Waste Services, Inc.
               6.13%, 07/15/01                            Baa                              556,314
     450,000   USA Waste Services, Inc.
               7.00%, 07/15/28                            Baa                              459,210
                                                                                      ------------
                                                                                        16,577,061
                                                                                      ============

               FINANCE - 10.18%
     300,000   Abbey National Plc
               7.57%, (6.70% until 2008) 06/29/49         Aa                               293,840
     400,000   American Annuity Group
               6.88%, 06/01/08                            Baa                              393,073
   1,000,000   AMVESCAP, Plc
               Yankee Bond
               6.60%, 05/15/05                            A                              1,001,813
     400,000   Franchise Finance Corp. of America
               7.00%, 11/30/00                            Baa                              397,733
     600,000   General Electric Capital Corp.
               6.66%, 05/01/18                            Aaa                              610,514
     725,000   Green Tree Financial Corp.
               7.54%, 06/15/28                            Aa                               748,405
               Finance (continued)
$  1,625,000   Green Tree Financial Corp.
               7.53%, 07/15/28                            Aa                          $  1,708,339
     650,000   Green Tree Financial Corp.
               7.24%, 11/15/28 (H)                        AA-                              673,902
     850,000   Green Tree Financial Corp.
               7.22%, 02/15/29                            Aa                               898,762
     850,000   Green Tree Financial Corp.
               6.95%, 05/15/29                            Aa                               868,709
     125,000   Greyhound Financial Corp.
               8.50%, 02/15/99                            Baa                              125,371
     875,000   Homeside Lending, Inc., MTN
               6.88%, 06/30/02                            A                                897,961
     500,000   Integra Financial Corp.
               6.50%, 04/15/00                            A                                506,482
     800,000   Keystone Financial Mid-Atlantic Funding
               Senior Note
               7.30%, 05/15/04                            Baa                              850,186
     775,000   Norwest Corp., MTN
               6.75%, 06/15/07                            Aa                               824,631
     700,000   Provident Cos., Inc.
               7.00%, 07/15/18                            A                                714,599
     750,000   Reliastar Financial Corp.
               6.50%, 11/15/08                            A                                760,732
     625,000   Sears Roebuck Acceptance Corp.
               Series II, MTN
               6.69%, 04/30/01                            A                                639,342
     675,000   Simon Property Group, Inc.
               6.88%, 11/15/06                            Baa                              664,917
     750,000   Star Banc Corp.
               5.88%, 11/01/03                            A                                753,927
     900,000   Susa Partnership, LP
               8.20%, 06/01/17                            Baa                              888,054
     450,000   TIG Holdings, Inc.
               8.13%, 04/15/05                            Baa                              491,948
     750,000   Wharf International Finance, Ltd.
               7.63%, 03/13/07                            Baa                              617,940
                                                                                      ------------
                                                                                        16,331,180
                                                                                      ============

               REAL ESTATE - 4.42%
     275,000   Avalon Properties, Inc.
               Senior Note
               7.38%, 09/15/02                            Baa                              279,549
     300,000   Colonial Realty, LP, MTN
               7.16%, 01/17/03                            Baa                              294,238
     750,000   Colonial Realty, LP, MTN
               6.96%, 07/26/04                            Baa                              721,627
     400,000   ERP Operating, LP
               8.50%, 05/15/99 (A)                        A                                402,241
     750,000   IRT Property Co., REIT
               7.25%, 08/15/07                            Baa                              711,762
     900,000   JDN Realty Corp.
               6.80%, 08/01/04                            Baa                              863,105
     500,000   La Quinta Inns, Inc., MTN
               7.11%, 10/17/01                            Ba                               479,180
     650,000   Meditrust, REIT
               7.82%, 09/10/26                            Ba                               617,795

                      See Notes to Financial Statements.

                              SELECT INCOME FUND


            PORTFOLIO OF INVESTMENTS, CONTINUED . December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                         Moody's Ratings               Value
 Par Value                                                 (unaudited)                (Note 2)
--------------------------------------------------------------------------------------------------
               REAL ESTATE (CONTINUED)
$    450,000   Security Capital Industrial Trust
               7.63%, 07/01/17                            Baa                         $    435,105
     500,000   Shopping Center Associates
               6.75%, 01/15/04 (A)                        A                                500,250
     450,000   Spieker Properties, LP
               6.65%, 12/15/00                            Baa                              450,424
     750,000   Summit Properties, Inc.
               7.20%, 08/15/07                            Baa                              700,343
     625,000   Trinet Corporate Realty Trust, Inc.
               7.30%, 05/15/01                            Baa                              630,101
                                                                                      ------------
                                                                                         7,085,720
                                                                                      ============

               BANKING - 4.31%
     700,000   BB&T CORP.
               7.25%, 06/15/07                            A                                759,367
     400,000   First USA Bank, MTN
               7.00%, 08/20/01                            Aa                               414,338
     575,000   Key Bank, MTN
               6.50%, 10/15/27                            Baa                              581,138
   1,965,000   National Westminster Bank
               7.48%, 04/29/49                            Aa                             2,094,587
     400,000   St. George Bank, Ltd.
               6.88%, 04/01/99 (A)                        A                                401,332
   1,125,000   Union Planters
               6.50%, 03/15/18                            Baa                            1,144,308
   1,400,000   Wells Fargo Co.
               7.13%, 08/15/06                            A                              1,521,987
                                                                                      ------------
                                                                                         6,917,057
                                                                                      ============

               SECURITY BROKER AND DEALERS - 2.19%
     190,000   Bear Stearns Cos., Inc., Senior Note
               6.75%, 08/15/00                            A                                193,082
   1,150,000   Goldman Sachs Group, LP
               7.20%, 03/01/07 (A)                        A                              1,217,323
     575,000   Merrill Lynch & Co., Inc.
               6.00%, 01/15/01                            Aa                               579,024
      50,000   Salomon, Inc., MTN
               5.58%, 04/05/99                            Aa                                49,947
     100,000   Salomon, Inc.
               7.13%, 08/01/99                            Aa                               100,930
     250,000   Salomon, Inc., MTN
               6.62%, 11/30/00                            Aa                               254,081
     175,000   Salomon, Inc., Series D, MTN
               6.82%, 07/26/99                            Aa                               176,191
     350,000   Salomon Smith Barney Holdings, Inc.
               7.88%, 10/01/99                            Aa                               356,099
     575,000   Salomon Smith Barney Holdings, Inc.
               6.25%, 06/15/05                            Aa                               581,100
                                                                                      ------------
                                                                                         3,507,777
                                                                                      ============

               COMMUNICATIONS - 2.05%
$    450,000   Clear Channel Communications, Inc.
               7.25%, 10/15/27                            Baa                         $    453,446
     730,000   MCI Communications Corp., MTN
               6.13%, 04/15/12                            Baa                              742,338
   1,075,000   MCI Worldcom, Inc.
               6.95%, 08/15/28                            Baa                            1,155,904
     200,000   TCI Communications, Inc.
               7.88%, 02/15/26                            Baa                              236,724
     650,000   Tele-Communications, Inc.
               7.13%, 02/15/28                            Baa                              708,894
                                                                                      ------------
                                                                                         3,297,306
                                                                                      ============

               BUSINESS SERVICES - 1.58%
   1,350,000   EOP Operating, LP
               6.63%, 02/15/05                            Baa                            1,328,689
   1,400,000   Olsten Corp.
               4.75%, 10/01/00                            Ba                             1,204,000
                                                                                      ------------
                                                                                         2,532,689
                                                                                      ============

               INSURANCE - 1.35%
   1,000,000   Conseco, Inc.
               6.80%, 06/15/05                            Ba                               917,373
     800,000   Markel Corp.
               7.25%, 11/01/03                            Baa                              828,638
     400,000   USF&G Corp., Senior Note
               8.38%, 06/15/01                            A                                425,071
                                                                                      ------------
                                                                                         2,171,082
                                                                                      ============

               TRANSPORTATION - 1.12%
     750,000   CSX Corp.
               6.25%, 10/15/08                            Baa                              761,926
   1,000,000   Wisconsin Central Transportation
               6.63%, 04/15/08                            Baa                            1,035,853
                                                                                      ------------
                                                                                         1,797,779
                                                                                      ============

               ENERGY - 0.90%
     925,000   Canadian Occidental Petroleum
               Yankee Bond
               7.40%, 05/01/28                            Baa                              848,884
     575,000   Coastal Corp.
               7.42%, 02/15/37                            Baa                              596,626
                                                                                      ------------
                                                                                         1,445,510
                                                                                      ============

               ENTERTAINMENT/LEISURE - 0.81%
   1,325,000   Royal Caribbean Cruises, Ltd.
               7.50%, 10/15/27                            Baa                            1,295,764
                                                                                      ------------

               MANUFACTURING - 0.80%
     775,000   Georgia-Pacific Corp.
               9.95%, 06/15/02                            Baa                              855,560
     425,000   Noranda Forest, Inc., Debenture
               8.87%, 10/15/99                            Baa                              430,933
                                                                                      ------------
                                                                                         1,286,493
                                                                                      ============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                              Select Income Fund
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS,CONTINUED . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                   MOODY'S RATINGS                             VALUE
  PAR VALUE                                          (UNAUDITED)                             (NOTE 2)
-------------------------------------------------------------------------------------------------------
               UTILITIES - 0.50%
$  100,000     System Energy Resources, Inc.
               7.63%, 04/01/99                           Baa                                $   100,430
   700,000     Telephone & Data Systems, Inc.
               7.00%, 08/01/06                           Baa                                    700,176
                                                                                            -----------
                                                                                                800,606
                                                                                            -----------

               EQUIPMENT - 0.46%
   850,000     Toro Co.
               7.80%, 06/15/27                           Baa                                    744,034
                                                                                            -----------
               TOTAL CORPORATE NOTES AND BONDS                                               65,790,058
                                                                                            -----------
               (Cost $65,449,740)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.15%

               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION (B) - 16.26%
   841,031     8.00%, 07/15/17, Pool # 780495            Aaa                                    882,074
    82,563     8.00%, 11/15/17, Pool # 780263            Aaa                                     86,566
 2,102,540     9.00%, 12/15/17, Pool # 780047            Aaa                                  2,263,537
   669,504     7.00%, 07/15/23, Pool # 326534            Aaa                                    685,351
   270,246     7.00%, 11/15/23, Pool # 370890            Aaa                                    276,643
    16,949     7.00%, 01/15/24, Pool # 375983            Aaa                                     17,349
   280,651     7.00%, 02/15/24, Pool # 376403            Aaa                                    287,271
   290,436     7.00%, 07/15/24, Pool # 352919            Aaa                                    297,287
   184,830     8.00%, 08/15/25, Pool # 410081            Aaa                                    191,889
   227,574     8.00%, 11/15/25, Pool # 419283            Aaa                                    236,265
    57,889     7.00%, 02/15/26, Pool # 373553            Aaa                                     59,258
    97,256     7.50%, 02/15/26, Pool # 420512            Aaa                                    100,218
   424,698     7.00%, 04/15/26, Pool # 416211            Aaa                                    434,742
   402,902     7.00%, 04/15/26, Pool # 422651            Aaa                                    412,431
   315,221     8.00%, 04/15/26, Pool # 417339            Aaa                                    327,225
   229,292     8.00%, 05/15/26, Pool # 421245            Aaa                                    238,023
   501,509     7.00%, 06/15/26, Pool # 424817            Aaa                                    513,369
   103,803     8.00%, 07/15/26, Pool # 421752            Aaa                                    107,755
    34,753     8.00%, 07/15/26, Pool # 424750            Aaa                                     36,077
   491,344     8.00%, 07/15/26, Pool # 430374            Aaa                                    510,055
   177,924     8.00%, 07/15/26, Pool # 436313            Aaa                                    184,699
   201,542     8.00%, 08/15/26, Pool # 432017            Aaa                                    209,217
   251,215     8.00%, 08/15/26, Pool # 436445            Aaa                                    260,781
   400,264     8.00%, 08/15/26, Pool # 438243            Aaa                                    415,506
   462,349     8.00%, 09/15/26, Pool # 423929            Aaa                                    479,955
   123,950     8.00%, 10/15/26, Pool # 431477            Aaa                                    128,670
   495,774     8.00%, 10/15/26, Pool # 436719            Aaa                                    514,653
   769,835     8.00%, 10/15/26, Pool # 440988            Aaa                                    799,150
   326,776     8.00%, 10/15/26, Pool # 442071            Aaa                                    339,220
   378,265     8.00%, 11/15/26, Pool # 398971            Aaa                                    392,669
    15,827     8.00%, 11/15/26, Pool # 433310            Aaa                                     16,430
    33,590     8.00%, 11/15/26, Pool # 436524            Aaa                                     34,869
   698,041     8.00%, 12/15/26, Pool # 440512            Aaa                                    724,622
   883,930     8.00%, 12/15/26, Pool # 440827            Aaa                                    917,590
    17,994     8.00%, 01/15/27, Pool # 410376            Aaa                                     18,694
   270,633     8.00%, 01/15/27, Pool # 437152            Aaa                                    281,161
   496,218     8.00%, 01/15/27, Pool # 445049            Aaa                                    515,521
   458,117     8.00%, 02/15/27, Pool # 433479            Aaa                                    475,938
   524,741     8.00%, 04/15/27, Pool # 445735            Aaa                                    545,153
   614,959     8.00%, 04/15/27, Pool # 447532            Aaa                                    638,881
   473,079     8.00%, 06/15/27, Pool # 438381            Aaa                                    491,481
    22,861     8.00%, 06/15/27, Pool # 435866            Aaa                                     23,750
    77,745     7.50%, 06/15/27, Pool # 447298            Aaa                                     80,155
   222,499     8.00%, 07/15/27, Pool # 353734            Aaa                                    231,154
    14,194     8.00%, 07/15/27, Pool # 435894            Aaa                                     14,747
    72,730     8.00%, 07/15/27, Pool # 440680            Aaa                                     75,559
 1,524,901     8.00%, 07/15/27, Pool # 447790            Aaa                                  1,584,219
   423,319     8.00%, 07/15/27, Pool # 450223            Aaa                                    439,786
    15,965     8.00%, 07/15/27, Pool # 452714            Aaa                                     16,586
   447,159     8.00%, 08/15/27, Pool # 435416            Aaa                                    464,553
   459,813     8.00%, 08/15/27, Pool # 451384            Aaa                                    477,700
   464,429     8.00%, 09/15/27, Pool # 448981            Aaa                                    482,495
   214,957     8.00%, 09/15/27, Pool # 449475            Aaa                                    223,319
    91,274     8.00%, 09/15/27, Pool # 451932            Aaa                                     94,825
   323,922     8.00%, 09/15/27, Pool # 457422            Aaa                                    336,523
   811,835     7.00%, 10/15/27, Pool # 398372            Aaa                                    830,548
   760,856     7.50%, 10/15/27, Pool # 430267            Aaa                                    784,442
    85,281     7.50%, 10/15/27, Pool # 460921            Aaa                                     87,925
   326,475     8.00%, 10/15/27, Pool # 430270            Aaa                                    339,174
   584,480     8.00%, 10/15/27, Pool # 430274.           Aaa                                    607,216
   121,903     7.00%, 11/15/27, Pool # 462268            Aaa                                    124,713
   951,027     7.00%, 11/15/27, Pool # 462363            Aaa                                    972,948
   763,769     7.50%, 11/15/27, Pool # 448876            Aaa                                    787,445
   633,550     8.00%, 11/15/27, Pool # 446865            Aaa                                    658,195
                                                                                            -----------
                                                                                             26,086,222
                                                                                            -----------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (B) - 7.88%
   155,163     6.00%, 03/01/03, Pool # 303790            Aaa                                    156,395
   950,000     6.00%, 05/15/08, Series N                 Aaa                                  1,002,413
 2,850,000     7.00%, 01/01/21 (D)                       Aaa                                  2,907,914
 6,100,000     7.00%, 01/01/21 (D)                       Aaa                                  6,241,116
 2,228,971     8.50%, 10/01/26, Pool # 313181            Aaa                                  2,335,181
                                                                                            -----------
                                                                                             12,643,019
                                                                                            -----------

               U.S. TREASURY BOND - 7.08%
 4,400,000     8.13%, 08/15/19 (E)                       Aaa                                  5,883,627
 4,625,000     6.63%, 02/15/27 (F)                       Aaa                                  5,470,510
                                                                                            -----------
                                                                                             11,354,137
                                                                                            -----------

               FEDERAL HOME LOAN
               MORTGAGE CORPORATION (B) - 5.43%
   725,000     5.75%, 07/15/03                           Aaa                                    745,155
 2,790,778     7.50%, 05/01/28, Pool # G00986            Aaa                                  2,865,208
   719,057     8.50%, 07/01/28, Pool # G00985            Aaa                                    752,867
 4,239,683     7.50%, 11/01/28, Pool # G00996            Aaa                                  4,352,755
                                                                                            -----------
                                                                                              8,715,985
                                                                                            -----------

               U.S. TREASURY INFLATION INDEX - 0.85%
 1,375,000     3.63%, 07/15/02  Aaa                                                           1,365,547


               U.S. TREASURY NOTES - 0.35%
   275,000     6.63%, 05/15/07                           Aaa                                    309,289
   250,000     5.63%, 12/31/99 (G)                       Aaa                                    252,422
                                                                                            -----------
                                                                                                561,711
                                                                                            -----------

                       See Notes to Financial Statements.

                              Select Income Fund


            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                         MOODY'S RATINGS                       VALUE
 PAR VALUE                                                (UNAUDITED)                          (NOTE 2)
------------------------------------------------------------------------------------------------------------------

                  U.S. TREASURY STRIP (C) - 0.30%
$  1,575,000      5.64%, 08/15/20                              Aaa                            $    475,349
                                                                                              --------------------
                  TOTAL U.S. GOVERNMENT AND
                  AGENCY OBLIGATIONS                                                            61,201,970
                  (Cost $60,701,700)                                                          --------------------


ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 15.80%

     240,313      Advanta Mortgage Loan Trust, Series 93-4
                  5.50%, 02/25/09                              Aaa                                 236,240
   1,200,000      AMRESCO Residential Mortgage Securities
                  5.84%, 03/25/27                              Baa                               1,210,560
   1,576,833      Bear Stearns Mortgage Securities
                  Series 1998-2, Class D
                  6.75%, 05/02/30                              Aa                                1,600,036
     999,819      Chase Commercial Mortgage Securities
                  Series 1996-1, Class E
                  7.60%, 06/18/06 (H)                          BBB                                 949,809
     700,000      Chase Commercial Mortgage Securities
                  Series 1997-1, Class D
                  7.37%, 05/19/07 (H)                          BBB                                 707,273
   1,112,918      Citicorp Mortgage Securities, Inc., REMIC
                  7.50%, 11/25/25                              Baa                               1,116,535
   1,200,000      Contimortgage Home Equity Loan Trust
                  Series 1996-4, Class A-9
                  6.88%, 01/15/28                              Aaa                               1,234,836
   1,525,000      Discover Card Master Trust I
                  Series 1996-4, Class A-9
                  5.60%, 05/16/06                              Aaa                               1,527,318
     925,000      EQCC Home Equity Loan Trust
                  Series 1996-4
                  6.89%, 01/15/28                              Aaa                                 944,259
   1,525,000      Ford Credit Auto Owner Trust
                  Series 1998-C, Class A-5
                  5.86%, 10/15/02                              Aaa                               1,543,742
      69,559      Fund America Investors Corp. II
                  Series 1993-F, Class A-1
                  5.50%, 09/25/09                              Aaa                                  68,894
     900,000      GMAC Commercial Mortgage
                  Securities, Inc.
                  Series 1997, Class E
                  7.09%, 07/15/29                              Baa                                 886,500
     350,000      Green Tree Financial Corp., Series 1998-8
                  7.69%, 09/01/30                              Baa                                 336,431
     586,013      Housing Securities, Inc., Series 1994-2
                  6.50%, 07/25/09 (H)                          AAA                                 590,479
   1,150,000      J.C. Penney Master Credit Card Trust
                  Series E, Class A
                  5.50%, 06/15/07                              Aaa                               1,150,000
   1,000,000      Merrill Lynch Mortgage Investors, Inc.
                  6.96%, 11/21/28                              Aa                                  885,310
     825,000      Merrill Lynch Mortgage Investors, Inc.
                  Series 1997-C1
                  7.12%, 06/18/29                              Aa                                  818,557
$  1,500,000      Morgan Stanley Capital I,
                  Series 1998-HF1
                  6.52%, 03/15/30                              Aaa                             $ 1,564,785
     575,000      Mortgage Capital Funding, Inc.,
                  Series 1996
                  7.90%, 02/15/06 (H)                          AAA                                 634,564
   1,011,967      Norwest Asset Securities Corp.,
                  Series 1998-3
                  6.75%, 02/25/13                              Aaa                               1,032,468
   1,000,000      Oakwood Mortgage Investors, Inc.,
                  Series 1997-D
                  7.33%, 02/15/28                              Baa                                 963,090
     700,000      Preferred Credit Corp.,
                  Series 1997-1, Class A-6
                  7.59%, 07/25/26                              Aaa                                 737,450
   2,038,637      Residential Funding
                  Mortgage Securities I, Inc.
                  6.50%, 02/25/13 (H)                          AAA                               2,062,697
     114,481      Resolution Trust Corp.
                  8.00%, 04/25/25                              Baa                                 117,551
     625,000      Resolution Trust Corp.
                  8.00%, 06/25/26 (H)                          A                                   628,125
     201,161      Resolution Trust Corp.
                  7.45%, 05/25/29                              Baa                                 202,782
   1,550,000      The Money Store Home Equity Trust
                  Series 1996-D, Class A-9
                  7.00%, 04/15/28                              Aaa                               1,597,191
                                                                                              ----------------
                  TOTAL ASSET-BACKED AND
                  MORTGAGE-BACKED SECURITIES                                                    25,347,482
                  (Cost $25,143,098)                                                          ----------------

MUNICIPAL BONDS - 0.92%

                  GEORGIA - 0.46%
     700,000      Georgia State, Series D
                  5.25%, 10/01/15                              Aaa                                 744,246
                                                                                              ----------------

                  TEXAS - 0.46%
     700,000      Austin Texas Revenue
                  5.25%, 05/15/20                              Aaa                                 738,882
                                                                                              ---------------
                  TOTAL MUNICIPAL BONDS                                                          1,483,128
                  (Cost $1,527,162)                                                           ---------------

COMMERCIAL PAPER (C) - 0.93%

   1,500,000      Motorola, Inc.
                  5.33%, 01/28/99 (H)                          A                                 1,494,218
                                                                                              ---------------
                  TOTAL COMMERCIAL PAPER                                                         1,494,218
                  (Cost $1,494,218)                                                           ---------------

                      See Notes to Financial Statements.

                              Select Income Fund


            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                       VALUE
   SHARES                                                                             (NOTE 2)
--------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 2.11%

    3,385,277     ILA Prime Obligation
                  Portfolio Fund Class B                                         $    3,385,277
                                                                                 -------------------
                  TOTAL INVESTMENT COMPANY                                            3,385,277
                  (Cost $3,385,277)                                              -------------------


TOTAL INVESTMENTS - 98.91%                                                          158,702,133
(Cost $157,701,195)                                                              -------------------
NET OTHER ASSETS AND LIABILITIES - 1.09%                                              1,747,862
                                                                                 -------------------
NET ASSETS - 100.00%                                                             $  160,449,995
                                                                                 ===================

--------------------------------------
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt form registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $2,521,146 or 1.57% of net assets.
(B)       Pass Through Certificates
(C)       Effective yield at time of purchase.
(D)       Forward Commitment
(E)       Designated as Collateral on Forward Commitment, par value of
          $4,400,000.
(F)       Designated as Collateral on Forward Commitment, par value of
          $4,625,000.
(G)       Designated as Collateral on Forward Commitment, par value of $107,000.
(H) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
MTN       Medium Term Note
REIT      Real Estate Investment Trust
REMIC     Real Estate Mortgage Investment Conduit



FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $157,709,257. Net unrealized appreciation (depreciation) aggregated $992,876, of which $2,222,584 related to appreciated investment securities and $(1,229,708) related to depreciated investment securities.

At December 31, 1998, the Portfolio had no capital loss carryforwards. During 1998, the Portfolio utilized $1,070,495 of its capital loss carryforward.

OTHER INFORMATION
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $63,931,668 and $25,853,035 from non-governmental issuers, respectively, and $152,910,133 and $130,678,414 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

         Moody's Ratings (unaudited)        S&P Ratings (unaudited)
       Aaa                   49.35%        AAA                 2.07%
       Aa                     8.35         AA                  0.42
       A                      7.53         A                   1.34
       Baa                   26.43         BBB                 1.04
       Ba                     3.47
                           ---------                        ---------
                             95.13%                            4.87%
                           =========                        =========

                       See Notes to Financial Statements

                               Money Market Fund

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                                 VALUE
 PAR VALUE                                                                      (NOTE 2)
--------------------------------------------------------------------------------------------------

CORPORATE NOTES AND BONDS - 34.00%
               FINANCE - 13.32%
$  2,150,000   Associates Corp.of North America, MTN
               5.75%, 02/12/99                                                  $    2,150,099
   1,000,000   Associates Corp.of North America, MTN
               6.75%, 06/28/99                                                       1,003,742
   1,530,000   Chrysler Financial Corp., MTN
               5.28%, 02/16/99                                                       1,529,768
   3,500,000   CIT Group Holdings, Inc., Senior MTN
               5.07%, 01/27/99 *                                                     3,499,879
   1,000,000   CIT Group Holdings, Inc., Senior MTN
               6.20%, 06/17/99                                                       1,001,974
     232,443   Compass Auto Receivables Trust
               5.66%, 07/15/99                                                         232,443
   2,050,615   Copelco Capital Funding Corp., Series 1998-A
               5.68%, 08/16/99                                                       2,050,615
   1,250,000   Ford Motor Credit Co.
               5.63%, 01/15/99                                                       1,250,059
     700,000   Ford Motor Credit Co., MTN
               8.21%, 03/16/99                                                         703,362
   3,650,000   General Motors Acceptance Corp., MTN
               5.70%, 02/09/99                                                       3,649,555
   4,000,000   General Motors Acceptance Corp.
               8.00%, 10/01/99                                                       4,077,732
     715,000   General Motors Acceptance Corp., MTN
               5.24%, 12/09/99 *                                                       714,189
   1,500,000   Household Financial Corp., Ltd., Yankee Note
               7.13%, 04/30/99                                                       1,506,016
   1,000,000   International Lease Finance Corp., MTN
               6.05%, 04/30/99                                                       1,000,765
   6,000,000   Liberty Lighthouse US Capital
               5.02%, 08/16/99 * (B)                                                 6,000,000
   6,000,000   Liberty Lighthouse US Capital
               5.23%, 09/15/99 * (B)                                                 6,000,000
   1,000,000   PACCAR Financial Corp., MTN
               6.46%, 05/19/99                                                       1,002,427
   5,050,000   Sears Roebuck Acceptance Corp., MTN
               6.54%, 05/06/99                                                       5,062,495
   2,325,000   SunAmerica, Inc.
               6.20%, 10/31/99                                                       2,345,051
                                                                                --------------
                                                                                    44,780,171
                                                                                ==============

               SECURITY BROKERS AND DEALERS - 11.72%
   3,000,000   Bear Stearns Cos., Inc., Series B, MTN
               5.52%, 01/12/99 *                                                     2,999,808
   6,000,000   Bear Stearns Cos., Inc., Series B, MTN
               5.19%, 08/25/99 *                                                     6,000,000
   7,000,000   Donaldson Lufkin & Jenrette, Inc., MTN
               5.56%, 10/05/99 *                                                     7,000,000
   2,500,000   Lehman Brothers Holdings, Inc., MTN
               5.47%, 02/12/99 *                                                     2,500,125
   5,050,000   Lehman Brothers Holdings, Inc.
               7.63%, 07/15/99                                                       5,096,769
   4,150,000   Merrill Lynch & Co., Inc.
               6.38%, 03/30/99                                                       4,157,744
   5,000,000   Paine Webber Group, Inc., MTN
               5.29%, 03/10/99 *                                                     5,000,000
               SECURITY BROKERS AND DEALERS
$  5,500,000   Paine Webber Group, Inc., MTN
               6.05%, 10/21/99 *                                                $    5,500,000
   1,164,000   Salomon-Smith Barney Holdings
               5.50%, 01/15/99                                                       1,163,857
                                                                                --------------
                                                                                    39,418,303
                                                                                ==============

               COMMERCIAL BANKS - 7.62%
   3,000,000   Bankers Trust Corp.
               4.96%, 08/09/99* (B)                                                  2,984,978
   1,691,000   Chase Manhattan Corp.
               7.75%, 11/01/99                                                       1,725,158
   2,500,000   Chemical Banking Corp., MTN
               5.58%, 10/26/99 *                                                     2,505,786
   2,345,000   Citicorp
               9.00%, 04/15/99                                                       2,369,100
   2,000,000   First Chicago Corp.
               9.00%, 06/15/99                                                       2,027,709
   1,000,000   First Interstate Bancorp, Senior Subordinated Note
               8.63%, 04/01/99                                                       1,006,673
   3,500,000   First Union National Bank, MTN
               4.98%, 04/30/99 *                                                     3,500,000
   3,500,000   Fleet Credit Card, MTN
               5.89%, 04/15/99 *                                                     3,502,483
   3,000,000   Key Bank N.A., MTN
               4.87%, 01/14/99 *                                                     2,999,971
   3,000,000   Rabobank Nederland, MTN
               6.45%, 08/16/99                                                       3,014,216
                                                                                --------------
                                                                                    25,636,074
                                                                                ==============

               COMMUNICATION - 0.59%
   2,000,000   MCI Communications Corp.
               5.41%, 03/16/99 *                                                     2,000,555
                                                                                ==============

               INDUSTRIAL - 0.45%
   1,000,000   Sears Roebuck & Co., MTN
               5.86%, 01/22/99                                                         999,993
     500,000   Sears Roebuck & Co., Debenture
               8.20%, 04/15/99 *                                                       503,202
                                                                                --------------
                                                                                     1,503,195
                                                                                ==============

               Utilities - 0.30%
   1,000,000   Virginia Electric & Power Co., MTN, Series C
               9.30%, 06/09/99                                                       1,015,036
                                                                                --------------
               TOTAL CORPORATE NOTES AND BONDS                                     114,353,334
                                                                                ==============
               (Cost $114,353,334)

U.S. GOVERNMENT AGENCY OBLIGATION (A) - 4.46%

               Federal Home Loan Bank - 4.46%
  15,000,000   4.60%, 11/03/99                                                      15,000,000
                                                                                --------------
               TOTAL U.S. GOVERNMENT
               AGENCY OBLIGATION                                                    15,000,000
                                                                                --------------
               (Cost $15,000,000)

                      See Notes to Financial Statements.

                               Money Market Fund

                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                                 VALUE
 PAR VALUE                                                                      (NOTE 2)
--------------------------------------------------------------------------------------------------

MUNICIPAL BOND - 2.08%
               CONNECTICUT - 2.08%
$  7,000,000   Connecticut State Housing Finance Authority
               6.00%, 11/15/16 *                                                $    7,000,000
                                                                                --------------
               TOTAL MUNICIPAL BOND                                                  7,000,000
                                                                                ==============
               (Cost $7,000,000)

COMMERCIAL PAPER (A) - 46.66%

               FINANCE - 28.17%
   1,000,000   American Honda Finance Corp.
               5.47%, 01/15/99                                                         997,912
   1,989,000   Barton Capital Corp.
               5.46%, 01/12/99 (C)                                                   1,985,742
   3,000,000   Barton Capital Corp.
               5.45%, 02/02/99 (C)                                                   2,985,760
   2,500,000   Bayerische Vereinsbank, AG
               5.87%, 02/02/99                                                       2,498,781
   8,000,000   Block Financial Corp.
               5.35%, 02/26/99                                                       7,934,418
   4,000,000   Credit Suisse First Boston, Inc.
               5.27%, 02/24/99 (C)                                                   3,968,800
   5,000,000   Equilon Enterprises
               5.35%, 02/25/99                                                       4,959,743
   7,000,000   Frontier Corp.
               5.63%, 01/04/99 (C)                                                   6,996,733
   3,742,000   Frontier Corp.
               5.57%, 01/06/99 (C)                                                   3,739,115
   4,000,000   Frontier Corp.
               5.16%, 03/29/99 (C)                                                   3,950,700
   2,500,000   Holland Ltd Securitization, Inc.
               5.34%, 03/24/99 (C)                                                   2,469,990
  10,000,000   Iowa Student Loan
               5.63%, 01/20/99                                                       9,970,445
   2,871,000   Mont Blanc Capital Corp.
               5.69%, 01/26/99 (C)                                                   2,859,735
   5,000,000   National Rural Utilities Cooperative Finance Corp.
               5.08%, 02/08/99                                                       4,973,611
   1,500,000   Pegasus Three, Ltd.
               5.49%, 02/26/99 (C)                                                   1,487,353
   5,000,000   Republic Industrial Funding Corp.
               5.58%, 01/13/99                                                       4,990,750
  10,000,000   Trident Capital Finance, Inc.
               5.95%, 01/04/99 (C)                                                   9,995,042
   8,000,000   Vattenfall Treasury, Inc.
               5.98%, 01/05/99                                                       7,994,693
   2,000,000   Westways Funding I, Ltd.
               5.40%, 01/29/99 (C)                                                   1,991,725
   8,000,000   Westways Funding II, Ltd.
               5.48%, 01/27/99 (C)                                                   7,968,627
                                                                                --------------
                                                                                    94,719,675
                                                                                ==============

               INDUSTRY - 10.02%
$  9,000,000   Cooperative Association Tractor Dealers
               5.46%, 01/15/99                                                  $    8,980,925
   2,300,000   Dakota
               5.55%, 01/08/99                                                       2,297,540
   7,000,000   Dakota
               5.32%, 01/13/99                                                       6,987,750
  10,000,000   GTE Corp.
               5.65%, 01/22/99 (C)                                                   9,967,217
     500,000   Lexington Parker Capital Co.
               5.67%, 01/19/99 (C)                                                     498,600
   5,000,000   Lexington Parker Capital Co.
               5.61%, 01/27/99 (C)                                                   4,979,958
                                                                                --------------
                                                                                    33,711,990
                                                                                ==============

               SECURITIES BROKERS AND DEALERS - 6.22%
   4,000,000   Donaldson Lufkin & Jenrette, Inc.
               5.83%, 01/12/99                                                       3,992,972
   8,000,000   Goldman Sachs Group
               5.37%, 02/26/99                                                       7,934,791
   7,000,000   Morgan Stanley, Dean Witter Discover & Co.
               5.45%, 01/22/99                                                       6,978,154
   2,000,000   Paine Webber Group, Inc.
               5.76%, 01/25/99                                                       1,992,507
                                                                                --------------
                                                                                    20,898,424
                                                                                ==============

               BANKING - 1.46%
   5,000,000   UniBanco - Grand Cayman
               5.54%, 04/15/99                                                       4,921,451
                                                                                --------------

               UTILITIES - 0.79%
   2,707,000   Songs Fuel Co.
               5.15%, 06/21/99                                                       2,642,452
                                                                                --------------
               TOTAL COMMERCIAL PAPER                                              156,893,992
                                                                                ==============
               (Cost $156,893,992)

CERTIFICATES OF DEPOSIT - 4.76%

   5,000,000   National Bank of Canada
               5.21%, 02/17/99                                                       5,000,065
   4,500,000   National Bank of Canada
               5.73%, 06/07/99                                                       4,498,888
   6,500,000   Sanwa Bank, Ltd., New York
               5.66%, 04/05/99                                                       6,500,165
                                                                                --------------
               TOTAL CERTIFICATES OF DEPOSIT                                        15,999,118
                                                                                ==============
               (Cost $15,999,118)

                     See Notes to Financial Statements.

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 6.32%

$ 21,241,626   Lehman Brothers Holdings, Inc.
               Repurchase Agreement
               4.95%, 01/07/99, Dated 12/03/98
               Repurchase Price $21,318,156
               (Collateralized by Government Agencies
               7.00% - 7.50%, Due 08/01/10 thru 10/01/25,
               Total Par $21,306,437,
               Market Value $21,944,998)                            $ 21,241,626
                                                                    ------------
               TOTAL REPURCHASE AGREEMENT                             21,241,626
                                                                    ------------
               (Cost $21,241,626)

                                                                        VALUE
SHARES                                                                 (NOTE 2)
--------------------------------------------------------------------------------

INVESTMENT COMPANIES - 0.95%

     783,415  SSgA Prime Money Market Fund                          $    783,415
   2,396,817  Scudder Institutional Money Market Fund                  2,396,817
                                                                    ------------
              TOTAL INVESTMENT COMPANIES                               3,180,232
                                                                    ------------
              (Cost $3,180,232)

TOTAL INVESTMENTS - 99.23%                                           333,668,302
                                                                    ------------
(Cost $333,668,302)
NET OTHER ASSETS AND LIABILITIES - 0.77%                               2,585,045
                                                                    ------------
NET ASSETS - 100.00%                                                $336,253,347
                                                                    ============

______________________
* Variable rate security. The rate shown reflects rate in effect at December 31, 1998.
(A)  Effective yield at time of purchase
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $14,984,978 or 4.46% of net assets.
(C) Security exempt from registration under section 4(2) of the Securities Act of 1933, as amended. This security may be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $65,845,097 or 19.58% of net assets.
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $333,668,302.

As of December 31, 1998, the Portfolio had capital loss carryforwards which expire as follows: $347 in 2002, $144 in 2003, $35,977 in 2004, $8,154 in 2005;
and $52,338 in 2006.

OTHER INFORMATION
The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

         Moody's Ratings (unaudited)
           Aaa            92.68%
           NR (Not Rated)  7.32
                        -------
                         100.00%
                        =======

                       See Notes to Financial Statements

                          Allmerica Investment Trust

    STATEMENTS OF ASSETS AND LIABILITIES (in 000's) . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                          SELECT       SELECT        SELECT           SELECT             SELECT
                                                        EMERGING     AGGRESSIVE      CAPITAL     VALUE OPPORTUNITY  INTERNATIONAL
                                                      MARKETS FUND   GROWTH FUND   APPRECIATION        FUND          EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Note 2):
    Investments at cost.............................  $     22,471   $   558,819   $    281,412  $       257,900    $     402,033
    Repurchase agreements at cost...................             -             -              -                -                -
    Net unrealized appreciation (depreciation)......        (2,022)      199,270         29,857           18,882          104,049
                                                      ------------   -----------   ------------  ---------------    -------------
       Total investments at value...................        20,449       758,089        311,269          276,782          506,082
Cash and foreign currency (Notes 2 and 7)*..........           397             2              -                -              653
Short-term investments held as collateral
   for securities loaned (Note 2)...................             -       124,868              -                -                -
Receivable for investments sold.....................           112             -          3,572              184                -
Receivable for shares sold..........................            19             -             24               22                -
Receivable for foreign currency sold................           172             -              -                -                -
Receivable for variation margin.....................             -             -              -                -                -
Interest and dividend receivables...................            44           285            127              211            1,486
Deferred organizational expense (Note 2)............             -             -              2                -                -
Dividend tax reclaim receivables....................             -             -             11                -              393
                                                      ------------   -----------   ------------  ---------------    -------------
       Total Assets.................................        21,193       883,244        315,005          277,199          508,614
                                                      ------------   -----------   ------------  ---------------    -------------
LIABILITIES:
Payable for investments purchased...................           125         2,542          4,007            8,477                -
Payable for foreign currency purchased..............            56             -              -                -                -
Payable for shares repurchased......................             -         2,476            101               71              988
Payable to custodian................................             -             -             22                8                -
Collateral for securities loaned....................             -       124,868              -                -                -
Net unrealized depreciation on
   forward currency contracts (Notes 2 and 8).......            63             -              -                -            1,600
Advisory fee payable (Note 3).......................            17           525            225              195              374
Trustees' fees and expenses payable.................             -             3              1                1                2
Accrued expenses and other payables.................            59            89             67               42               97
                                                      ------------   -----------   ------------  ---------------    -------------
       Total Liabilities............................           320       130,503          4,423            8,794            3,061
                                                      ------------   -----------   ------------  ---------------    -------------
NET ASSETS..........................................  $     20,873   $   752,741   $    310,582  $       268,405    $     505,553
                                                      ============   ===========   ============  ===============    =============
NET ASSETS CONSIST OF
Paid-in capital (Note 6)............................  $     25,563   $   555,762   $    281,226  $       232,957    $     414,055
Undistributed (distribution in excess of)
   net investment income (loss).....................           193             -           (264)               2           (2,522)
Accumulated (distribution in excess of) net realized
   gain (loss) on investments sold, foreign
   currency transactions and futures contracts......        (2,783)       (2,291)          (237)          16,564           (8,492)
Net unrealized appreciation (depreciation) of
   investments, assets and liabilities in foreign
   currency and futures contracts...................        (2,100)      199,270         29,857           18,882          102,512
                                                      ------------   -----------   ------------  ---------------    -------------
TOTAL NET ASSETS....................................  $     20,873   $   752,741   $    310,582  $       268,405    $     505,553
                                                      ============   ===========   ============  ===============    =============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(UNLIMITED AUTHORIZATION, NO PAR VALUE) (IN 000'S)..        26,620       305,982        189,354          159,227          327,959
 NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding).....................  $      0.784   $     2.460   $      1.640  $         1.686    $       1.542
                                                      ============   ===========   ============  ===============    =============

_________________________________
* Cost $412 and $627, for Select Emerging Markets and Select International Equity, respectively.

                                  See Notes to Financial Statements

                          ALLMERICA INVESTMENT TRUST

------------------------------------------------------------------------------------------------------
                  SELECT        SELECT         SELECT GROWTH       SELECT            MONEY
                  GROWTH      STRATEGIC         AND INCOME         INCOME            MARKET
                   FUND       GROWTH FUND          FUND             FUND              FUND
-------------------------------------------------------------------------------------------------------
              $   560,636     $  14,759       $   545,906       $   157,701      $   312,427
                        -             -                 -                 -           21,241
                  252,682           425            99,356             1,001                -
              -----------     ---------       -----------       -----------      -----------
                  813,318        15,184           645,262           158,702          333,668
                        2            92                73                 -               10

                        -             -                 -                 -                -
                    2,360             -                 -             9,219                -
                      109            45               202                27            2,480
                        -             -                 -                 -                -
                        -             -                 -                 -                -
                    1,147            11               979             1,714            1,941
                        -             -                 -                 -                -
                        -             -                 -                 -                -
              -----------     ---------       -----------      ------------      -----------
                  816,936        15,332           646,516           169,662          338,099
              -----------     ---------       -----------      ------------      -----------

                      938           467                 -             9,122            1,749
                        -             -                 -                 -                -
                       17             -                 -                 -                2
                        -             -                 -                 -                -
                        -             -                 -                 -                -

                        -             -                 -                 -                -
                      517             7               356                71               70
                        3             -                 3                 1                1
                       71            19                71                18               24
              -----------     ---------       -----------      ------------      -----------
                    1,546           493               430             9,212            1,846
              -----------     ---------       -----------      ------------      -----------
              $   815,390     $  14,839       $   646,086      $    160,450      $   336,253
              ===========     =========       ===========      ============      ===========

              $   530,572     $  14,870       $   492,384      $    158,012      $   336,350

                      504             -                58                99                -


                   31,632          (456)           54,288             1,338              (97)

                  252,682           425            99,356             1,001                -
              -----------     ---------       -----------      ------------      -----------
              $   815,390     $  14,839       $   646,086      $    160,450      $   336,253
              ===========     =========       ===========      ============      ===========

                  335,794        15,248           363,138           155,548          336,352


              $     2.428     $   0.973       $     1.779      $      1.032       $    1.000
              ===========     =========       ===========      ============       ===========

                          ALLMERICA INVESTMENT TRUST

  STATEMENTS OF OPERATIONS (IN 000's) . FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                SELECT         SELECT          SELECT               SELECT              SELECT
                                               EMERGING      AGGRESSIVE        CAPITAL          VALUE OPPORTUNITY    INTERNATIONAL
                                             MARKETS FUND*   GROWTH FUND    APPRECIATION FUND         FUND            EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Interest (Note 2).....................  $    68       $    607           $    754             $    997          $     1,047
      Dividends (Note 2)....................      469          2,775                676                3,435                9,065
      Securities lending income (Note 2)....        -            399                  -                    -                  144
      Less net foreign taxes withheld.......      (10)             -                (11)                   -               (1,067)
                                              -------       --------           --------             --------          -----------
        Total investment income......             527          3,781              1,419                4,432                9,189
                                              -------       --------           --------             --------          -----------
EXPENSES
      Investment advisory fees
      (Notes 3 and 4).......................      226          5,978              2,417                2,139                4,117
      Custodian and securities lending fees
      (Note 3)..............................       96            132                 33                   28                  305
      Fund accounting fees (Note 3).........       38             90                 55                   52                   65
      Legal fees............................        -             13                  8                    5                    9
      Audit fees............................       47             25                 20                   19                   25
      Trustees' fees and expenses (Note 3)..        1             22                  8                    7                   14
      Reports to shareholders...............        8            164                130                   76                  121
      Amortization of organization costs
      (Note 2)..............................        -              -                  1                    -                    -
      Insurance.............................        -              1                  -                    -                    1
      Miscellaneous.........................       10             13                  3                    4                    7
                                              -------       --------           --------             --------          -----------
        Total expenses before reductions
        and waiver..........................      426          6,438              2,675                2,330                4,664
        Less reductions (Note 5)............       (1)          (229)               (41)                 (97)                 (25)
        Less reimbursement/waiver
        (Notes 3 and 4).....................      (59)             -                  -                  (32)                   -
                                              --------      --------           --------             --------          -----------
        Total expenses net of reductions
        and waiver..........................      366          6,209              2,634                2,201                4,639
                                              --------      --------           --------             --------          -----------
NET INVESTMENT INCOME (LOSS)................      161         (2,428)            (1,215)               2,231                4,550
                                              --------      --------           --------             --------          -----------

NET REALIZED AND UNREALIZED
        GAIN (LOSS) ON INVESTMENTS (NOTE 2):
        Net Realized Gain (loss) on
        Investments sold....................   (2,784)          (367)            49,639               16,620               (4,928)
        Net realized gain  on futures
        contracts...........................        -              -                336                    -                    -
        Net realized gain (loss) on
        foreign currency transactions.......       70              -               (392)                   -               (2,698)
        Net change in unrealized
            appreciation (depreciation) of
            assets and liabilities in
            foreign currency................      (78)             -                  -                    -               (2,694)
        Net change in unrealized
            appreciation (depreciation)
            of investments and futures
            contracts.......................   (2,022)        71,945            (11,429)              (8,160)              72,777
                                              --------      --------           --------             --------          -----------
NET GAIN (LOSS) ON INVESTMENTS..............   (4,814)        71,578             38,154                8,460               62,457
                                              --------      --------           --------             --------          -----------
NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM OPERATIONS....  $(4,653)      $ 69,150           $ 36,939             $ 10,691          $    67,007
                                              ========      ========           ========             ========          ===========

--------------------------------------------------------
* The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998.

                       See Notes to Financial Statements

                          Allmerica Investment Trust

--------------------------------------------------------------------------------------------
      SELECT            SELECT          SELECT GROWTH       SELECT            MONEY
      GROWTH           STRATEGIC         AND INCOME         INCOME            MARKET
       FUND           GROWTH FUND*          FUND             FUND             FUND
--------------------------------------------------------------------------------------------
   $     995           $      43         $   2,382          $  8,517       $   15,544
       4,780                  82             8,498               175              264
           -                   -                 -                 -                -
           -                   -                 -                 -                -
   ---------           ---------        ----------         ---------         ---------
       5,775                 125            10,880             8,692           15,808
   ---------           ---------        ----------         ---------         ---------

       5,112                  69             3,791               721              731
          39                   6                31                20               26
          87                  23                87                54               52
          11                   -                10                 3                6
          21                  22                21                19               18
          19                   1                18                 4                9
         130                  10                99                17               33
           -                   -                 -                 -                -
           1                   -                 1                 -                6
           2                   3                12                 5                7
   ---------           ---------        ----------         ---------         ---------
       5,422                 134             4,070               843              888
        (151)                 (6)             (176)                -                -
           -                 (37)                -                 -                -
   ---------           ---------        ----------         ---------         ---------
       5,271                  91             3,894               843              888
   ---------           ---------        ----------         ---------         ---------
         504                  34             6,986             7,849           14,920
   ---------           ---------        ----------         ---------         ---------

      32,636                (456)           54,948             2,478              (52)
           -                   -                 -                 -                -
           -                   -                 -                 -                -
           -                   -                 -                 -                -
     159,491                 425            21,673            (1,811)               -
   ---------           ---------        ----------         ---------         ---------

     192,127                 (31)           76,621               667              (52)
   ---------           ---------        ----------         ---------         ---------

   $ 192,631           $       3        $   83,607        $    8,516    $      14,868
   =========           =========        ==========         =========         =========

                          ALLMERICA INVESTMENT TRUST


                STATEMENTS OF CHANGES IN NET ASSETS (IN 000'S)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            SELECT EMERGING    SELECT AGGRESSIVE               SELECT CAPITAL
                                                              MARKETS FUND*        GROWTH FUND                APPRECIATION FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEARS ENDED DECEMBER 31,   YEARS ENDED DECEMBER 31,
                                                                  1998          1998          1997         1998          1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD............................   $ 20,000(B)   $ 604,123    $ 407,442    $ 240,526     $  142,680
                                                                --------      ---------    ---------    ---------     ----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

     Net investment income (loss)............................        161         (2,428)      (2,312)      (1,215)          (704)
     Net realized gain (loss) on investments sold and foreign
          currency transactions..............................     (2,714)          (367)      38,455       49,583            243
     Net change in unrealized appreciation (depreciation)
          of investments and assets and liabilities in
          foreign currency...................................     (2,100)        71,945       49,159      (11,429)        30,340
                                                                --------      ---------    ---------    ---------     ----------
     Net increase (decrease) in net assets resulting
          from operations....................................     (4,653)        69,150       85,302       36,939         29,879
                                                                --------      ---------    ---------    ---------     ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income...................................        (37)             -            -            -              -
     Distribution in excess of net investment income.........          -              -            -            -              -
     Net realized gain on investments........................          -              -      (45,242)     (47,014)             -
     Distribution in excess of net realized gain on
          investments........................................          -              -       (1,941)           -              -
                                                                --------      ---------    ---------    ---------     ----------
          Total distributions................................        (37)             -      (47,183)     (47,014)             -
                                                                --------      ---------    ---------    ---------     ----------
CAPITAL SHARE TRANSACTIONS:
     Net proceeds from sales of shares.......................      5,729        102,931      125,270       52,851         72,527
     Issued to shareholders in reinvestment of
          distributions......................................         37              -       47,183       47,014              -
     Cost of shares repurchased..............................       (203)       (23,463)     (13,891)     (19,734)        (4,560)
                                                                --------      ---------    ---------    ---------     ----------

          Net increase from capital share transactions.......      5,563         79,468      158,562       80,131         67,967
                                                                --------      ---------    ---------    ---------     ----------
          Total increase (decrease) in net assets............        873        148,618      196,681       70,056         97,846
                                                                --------      ---------    ---------    ---------     ----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)...............   $ 20,873      $ 752,741    $ 604,123    $ 310,582     $  240,526
                                                                ========      =========    =========    =========     ==========

(A) Undistributed (distribution in excess of)
          net investment income (loss).......................   $    193      $       -    $       -    $    (264)    $      (11)
                                                                ========      =========    =========    =========     ==========

OTHER INFORMATION:
SHARE TRANSACTIONS:
     Sold....................................................      6,831         46,519       56,853       31,712         48,567
     Issued to shareholders in reinvestment of
          distributions......................................         48              -       21,321       28,667              -
     Repurchased.............................................       (259)       (12,098)      (6,666)     (12,704)        (2,995)
                                                                --------      ---------    ---------    ---------     ----------
          Net increase in shares outstanding.................      6,620         34,421       71,508       47,675         45,572
                                                                ========      =========    =========    =========     ==========

________________________________________________
* The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations on February 20, 1998.

(B) Represents initial seed money and shares. Original shares were priced at $1.00.

                      See Notes to Financial Statements.

                          Allmerica Investment Trust

---------------------------------------------------------------------------------------------------------------------------------
         SELECT VALUE             SELECT INTERNATIONAL           SELECT GROWTH         SELECT STRATEGIC    SELECT GROWTH AND
       OPPORTUNITY FUND                EQUITY FUND                   FUND                GROWTH FUND*         INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         PERIOD ENDED
      YEARS ENDED DECEMBER 31,    YEARS ENDED DECEMBER 31,    YEARS ENDED DECEMBER 31,   DECEMBER 31,   YEARS ENDED DECEMBER 31,
           1998     1997              1998     1997             1998     1997                 1998         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
      $ 202,139   $  113,969      $ 397,915     $ 246,877     $  470,356    $  228,551    $ 5,000(B)  $  473,553   $  295,638
      ---------   ----------      ---------     ---------     ----------    ----------    -------     ----------   ----------

          2,231        1,135          4,550         3,941            504         1,457         34          6,986        5,190
         16,620       26,736         (7,626)       14,653         32,636        27,996       (456)        54,948       37,150
         (8,160)       6,770         70,083        (6,505)       159,491        68,271        425         21,673       33,412
      ---------   ----------      ---------     ---------     ----------    ----------    -------     ----------   ----------

         10,691       34,641         67,007        12,089        192,631        97,724          3         83,607       75,752
      ---------   ----------      ---------     ---------     ----------    ----------    -------     ----------   ----------

         (2,255)      (1,109)        (6,430)       (5,222)           (94)       (1,356)       (34)        (7,005)      (5,132)
             --           --             --        (3,846)            --            --         (1)            --           --
           (835)     (26,701)            --       (12,588)        (6,735)      (23,994)        --         (2,017)     (40,366)
             --           --             --            --             --            --         --             --           --
      ---------   ----------      ---------     ---------     ----------    ----------    -------     ----------   ----------
         (3,090)     (27,810)        (6,430)      (21,656)        (6,829)      (25,350)       (35)        (9,022)     (45,498)
      ---------   ----------      ---------     ---------     ----------    ----------    -------     ----------   ----------

         59,689       54,787        141,035       156,121        167,762       148,448     10,823        101,277      106,418
          3,090       27,810          6,430        21,656          6,829        25,350         35          9,022       45,498
         (4,114)      (1,258)      (100,404)      (17,172)       (15,359)       (4,367)      (987)       (12,351)      (4,255)
      ---------   ----------      ---------     ---------     ----------    ----------    -------     ----------   ----------

         58,665       81,339         47,061       160,605        159,232       169,431      9,871         97,948      147,661
      ---------   ----------      ---------     ---------     ----------    ----------    -------     ----------   ----------
         66,266       88,170        107,638       151,038        345,034       241,805      9,839        172,533      177,915
      ---------   ----------      ---------     ---------     ----------    ----------    -------     ----------   ----------

      $ 268,405   $  202,139      $ 505,553     $ 397,915     $  815,390    $  470,356    $14,839     $  646,086   $  473,553
      =========   ==========      =========     =========     ==========    ==========    =======     ==========   ==========

      $       2   $       26      $  (2,522)    $   2,056     $      504    $      101    $    --     $       58   $       66
      =========   ==========      =========     =========     ==========    ==========    =======     ==========   ==========

         35,634       32,573         94,467       110,808         80,682        88,503     11,408         60,638       68,177
          1,828       17,084          4,119        15,986          3,082        14,089         36          5,339       29,288
         (2,586)        (754)       (67,343)      (12,167)        (7,661)       (2,711)    (1,196)        (8,018)      (2,757)
      ---------   ----------      ---------     ---------     ----------    ----------    -------     ----------   ----------
         34,876       48,903         31,243       114,627         76,103        99,881     10,248         57,959       94,708
      =========   ==========      =========     =========     ==========    ==========    =======     ==========   ==========

                          ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                        SELECT                        MONEY MARKET
                                                                     INCOME FUND                          FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                              YEARS ENDED DECEMBER 31,           YEARS ENDED DECEMBER 31,
                                                             1998                1997            1998                1997
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD........................   $   104,253         $    77,498     $   260,619         $   217,256
                                                            -----------         -----------     -----------         -----------

INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income..................................         7,849               5,435          14,920              12,775
  Net realized gain (loss) on investments sold
     and futures contracts...............................         2,478                 418             (52)                 (8)
  Net change in unrealized appreciation
     (depreciation) of investments and futures
      contracts..........................................        (1,811)              2,198              --                  --
                                                            -----------         -----------     -----------         -----------
  Net increase in net assets resulting
     from operations.....................................         8,516               8,051          14,868              12,767
                                                            -----------         -----------     -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..................................        (7,821)             (5,484)        (14,920)            (12,775)
  Distribution in excess of net investment income........            --                 (43)             (2)                 --
  Net realized gain on investments.......................            --                  --              --                  --
                                                            -----------         -----------     -----------         -----------
     Total distributions.................................        (7,821)             (5,527)        (14,922)            (12,775)
                                                            -----------         -----------     -----------         -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................        57,084              23,120         327,728             198,110
  Issued to shareholders in reinvestment
   of distributions......................................         7,821               5,527          14,922              12,775

  Cost of shares repurchased.............................        (9,403)             (4,416)       (266,962)           (167,514)
                                                            -----------         -----------     -----------         -----------
     Net increase from
      capital share transactions.........................        55,502              24,231          75,688              43,371
                                                            -----------         -----------     -----------         -----------
     Total increase in net assets........................        56,197              26,755          75,634              43,363
                                                            -----------         -----------     -----------         -----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)...........   $   160,450         $   104,253     $   336,253         $   260,619
                                                            ===========         ===========     ===========         ===========

(A) Undistributed (distributions in excess of)
     net investment income (loss)........................   $        99         $         1     $        --         $        --
                                                            ===========         ===========     ===========         ===========

OTHER INFORMATION:
SHARE TRANSACTIONS:
  Sold...................................................        55,529              22,957         327,728             198,110
  Issued to shareholders in reinvestment
   of distributions......................................         7,565               5,531          14,922              12,775
  Repurchased............................................        (9,521)             (4,382)       (266,962)           (167,514)
                                                            -----------         -----------     -----------         -----------
     Net increase in shares outstanding..................        53,573              24,106          75,688              43,371
                                                            ===========         ===========     ===========         ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                      This page left blank intentionally.

                          ALLMERICA INVESTMENT TRUST

      FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                            INCOME FROM INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                    ------------------------------------------------    --------------------------------------------------------

                                            NET REALIZED
                       NET                     AND                                 DISTRIBUTIONS
                      ASSET       NET       UNREALIZED                 DIVIDENDS     FROM NET
                      VALUE    INVESTMENT   GAIN (LOSS)   TOTAL FROM    FROM NET     REALIZED      DISTRIBUTIONS
   YEAR ENDED       BEGINNING    INCOME         ON        INVESTMENT   INVESTMENT     CAPITAL           IN              RETURN OF
   DECEMBER 31,      OF YEAR    (LOSS)(2)   INVESTMENTS   OPERATIONS     INCOME        GAINS          EXCESS             CAPITAL
   ------------     ---------  ----------   -----------   ----------   ----------  -------------   -------------        ---------
SELECT EMERGING
MARKETS FUND(1)
     1998/(D)/      $  1.000   $  0.006      $  (0.221)   $ (0.215)    $  (0.001)    $      -        $         -        $       -
SELECT AGGRESSIVE
   GROWTH FUND
     1998              2.225     (0.008)         0.243       0.235             -            -                  -                -
     1997              2.037     (0.009)         0.387       0.378             -       (0.182)            (0.008)/(3)/          -
     1996              1.848     (0.009)         0.351       0.342             -       (0.153)                 -                -
     1995              1.397     (0.001)         0.452       0.451             -            -                  -                -
     1994              1.431     (0.002)        (0.032)     (0.034)            -            -                  -                -
 SELECT CAPITAL
APPRECIATION FUND(1)
     1998              1.698     (0.006)         0.241       0.235             -       (0.293)                 -                -
     1997              1.485     (0.005)         0.218       0.213             -            -                  -                -
     1996              1.369     (0.003)         0.124       0.121             -       (0.005)                 -                -
     1995              1.000     (0.001)         0.397       0.396             -       (0.027)                 -                -
  SELECT VALUE
OPPORTUNITY FUND(1)
     1998              1.626      0.014          0.066       0.080        (0.014)      (0.006)                 -                -
     1997              1.511      0.010          0.364       0.374        (0.010)      (0.249)                 -                -
     1996              1.238      0.011          0.342       0.353        (0.011)      (0.069)                 -                -
     1995              1.089      0.009          0.183       0.192        (0.009)      (0.033)            (0.001)/(3)/          -
     1994              1.170      0.005         (0.081)     (0.076)       (0.005)           -                  -                -
SELECT INTERNATIONAL
   EQUITY FUND(1)
     1998              1.341      0.014          0.207       0.221        (0.020)           -                  -                -
     1997              1.356      0.015          0.049       0.064        (0.019)      (0.046)            (0.014)/(4)/          -
     1996              1.136      0.011          0.238       0.249        (0.012)      (0.003)            (0.014)/(4)/          -
     1995              0.963      0.013          0.176       0.189        (0.011)      (0.005)                 -                -
     1994              1.000      0.003         (0.038)     (0.035)       (0.001)      (0.001)                 -                -

                                                       NET
                                                     INCREASE
                                                    (DECREASE)
                                                        IN
   YEAR ENDED                          TOTAL         NET ASSET
   DECEMBER 31,                    DISTRIBUTIONS       VALUE
   ----------                      -------------    ----------
SELECT EMERGING
MARKETS FUND(1)
     1998(D)                       $    (0.001)     $   (0.216)
SELECT AGGRESSIVE
   GROWTH FUND
     1998                                    -           0.235
     1997                               (0.190)          0.188
     1996                               (0.153)          0.189
     1995                                    -           0.451
     1994                                    -          (0.034)
 SELECT CAPITAL
APPRECIATION FUND(1)
     1998                               (0.293)         (0.058)
     1997                                    -           0.213
     1996                               (0.005)          0.116
     1995                               (0.027)          0.369
  SELECT VALUE
OPPORTUNITY FUND(1)
     1998                               (0.020)          0.060
     1997                               (0.259)          0.115
     1996                               (0.080)          0.273
     1995                               (0.043)          0.149
     1994                               (0.005)         (0.081)
SELECT INTERNATIONAL
   EQUITY FUND(1)
     1998                               (0.020)          0.201
     1997                               (0.079)         (0.015)
     1996                               (0.029)          0.220
     1995                               (0.016)          0.173
     1994                               (0.002)         (0.037)

________________________________

*   Annualized
**  Not Annualized
(A) Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C) Excluding reimbursements and reductions.
(D) For period ended December 31, 1998
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Capital Appreciation Fund commenced operations on April 28, 1995 and changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund changed sub-advisers on January 1, 1997. The Select International Equity Fund commenced operations on May 2, 1994.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.004 in 1998 for Select Emerging Markets Fund; $(0.009) in 1998 and $(0.010) in 1997 for Select Aggressive Growth Fund; $(0.006) in 1998, $(0.001) in 1995 for Select Capital Appreciation Fund; $0.013 in 1998, $0.009 in 1997, $0.010 in 1996 and $0.005
    in 1994 for Select Value Opportunity Fund; and $0.014 in 1998, $0.015 in 1997, $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund.
(3) Distributions in excess of net realized capital gains.
(4) Distributions in excess of net investment income.

                               See Notes to Financial Statements

                          Allmerica Investment Trust



                           RATIOS/SUPPLEMENTAL DATA
     --------------------------------------------------------------------
                         RATIOS TO AVERAGE NET ASSETS
            -------------------------------------------------------


NET ASSET                NET ASSETS
  VALUE                   END OF        NET                                                      PORTFOLIO
  END OF      TOTAL       PERIOD      INVESTMENT      OPERATING EXPENSES      MANAGEMENT FEE     TURNOVER
  PERIOD      RETURN      (000'S)   INCOME (LOSS)    (A)     (B)     (C)      GROSS      NET       RATE
---------   ---------    -------    -------------    -----   -----   -----     -----     -----     -----

$   0.784  (21.46)%**   $   20,873        0.96%*   2.19%*   2.19%*  2.54%*     1.35%*   1.00%*      62%



    2.460   10.56%         752,741       (0.36)%   0.92%    0.95%   0.95%      0.88%    0.88%       99%
    2.225   18.71%         604,123       (0.45)%   0.99%    1.04%   1.04%      0.95%    0.95%       95%
    2.037   18.55%         407,442       (0.53)%   1.08%    1.08%   1.08%      1.00%    1.00%      113%
    1.848   32.28%         254,872       (0.07)%   1.09%       -    1.09%      1.00%    1.00%      104%
    1.397   (2.31)%        136,573       (0.21)%   1.16%       -    1.16%      1.00%    1.00%      100%


    1.640   13.88%         310,582       (0.47)%   1.02%    1.04%   1.04%      0.94%    0.94%      141%
    1.698   14.28%         240,526       (0.38)%   1.13%    1.13%   1.13%      0.98%    0.98%      133%
    1.485    8.80%         142,680       (0.32)%   1.13%    1.13%   1.13%      1.00%    1.00%       98%
    1.369   39.56%**        41,376       (0.25)%*  1.35%*      -    1.42%*     1.00%*   0.93%*      95%


    1.686    4.87%         268,405        0.95%    0.94%    0.98%   0.99%      0.91%    0.90%       73%
    1.626   24.85%         202,139        0.73%    0.98%    1.04%   1.06%      0.92%    0.90%      110%
    1.511   28.53%         113,969        0.91%    0.95%    0.97%   0.97%      0.85%    0.85%       20%
    1.238   17.60%          64,575        0.86%    1.01%       -    1.01%      0.85%    0.85%       17%
    1.089   (6.51)%         41,342        0.64%    1.08%       -    1.09%      0.85%    0.84%        4%


    1.542   16.48%         505,553        0.99%    1.01%    1.02%   1.02%      0.90%    0.90%       27%
    1.341    4.65%         397,915        1.17%    1.15%    1.17%   1.17%      0.97%    0.97%       20%
    1.356   21.94%         246,877        1.22%    1.20%    1.23%   1.23%      1.00%    1.00%       18%
    1.136   19.63%         104,312        1.68%    1.24%       -    1.24%      1.00%    1.00%       24%
    0.963   (3.49)%**       40,498        0.87%*   1.50%*      -    1.78%*     1.00%*   0.72%*      19%

                          Allamerica Investment Trust

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------

                   INCOME FROM INVESTMENT OPERATIONS                                  LESS DISTRIBUTIONS
         ----------------------------------------------------    ----------------------------------------------------------------

                                        NET REALIZED
                    NET                     AND                              DISTRIBUTIONS
                   ASSET       NET       UNREALIZED                DIVIDENDS    FROM NET
                   VALUE    INVESTMENT   GAIN (LOSS)   TOTAL FROM   FROM NET    REALIZED    DISTRIBUTIONS
YEAR ENDED        BEGINNING    INCOME          ON      INVESTMENT  INVESTMENT   CAPITAL          IN        RETURN OF       TOTAL
DECEMBER 31,      OF YEAR    (LOSS)(2)   INVESTMENTS   OPERATIONS    INCOME      GAINS         EXCESS       CAPITAL    DISTRIBUTIONS
------------     ---------  ----------   -----------  ----------  ---------- ------------  -------------  ---------    -------------
SELECT GROWTH
   FUND(1)
    1998          $ 1.811   $   0.002     $   0.638    $  0.640    $    -(3)  $  (0.023)       $   -        $   -       $   (0.023)
    1997            1.430       0.006         0.480       0.486      (0.006)     (0.099)           -            -           (0.105)
    1996            1.369       0.005         0.297       0.302      (0.005)     (0.236)           -            -           (0.241)
    1995            1.099       -             0.270       0.270         -           -              -            -              -
    1994            1.119       0.003        (0.020)     (0.017)     (0.003)        -              -            -           (0.003)

SELECT STRATEGIC
GROWTH FUND(1)
  1998(D)           1.000       0.002        (0.027)     (0.025)     (0.002)        -              -            -           (0.002)

SELECT GROWTH
    AND
INCOME FUND
    1998            1.552       0.020         0.233       0.253      (0.020)     (0.006)           -            -           (0.026)
    1997            1.405       0.020         0.293       0.313      (0.020)     (0.146)           -            -           (0.166)
    1996            1.268       0.020         0.246       0.266      (0.020)     (0.109)           -            -           (0.129)
    1995            1.027       0.019         0.290       0.309      (0.019)     (0.049)           -            -           (0.068)
    1994            1.069       0.025        (0.018)      0.007      (0.025)     (0.017)          (0.007)(4)    -           (0.049)

SELECT INCOME
    FUND
    1998            1.022       0.059         0.010       0.069      (0.059)        -              -            -           (0.059)
    1997            0.995       0.060         0.028       0.088      (0.061)        -              -            -           (0.061)
    1996            1.024       0.061        (0.029)      0.032      (0.061)        -              -            -           (0.061)
    1995            0.930       0.060         0.095       0.155      (0.060)        -             (0.001)(5)    -           (0.061)
    1994            1.035       0.055        (0.105)     (0.050)     (0.055)        -              -            -           (0.055)

MONEY MARKET
    FUND
    1998            1.000       0.054           -         0.054      (0.054)        -              -            -           (0.054)
    1997            1.000       0.053           -         0.053      (0.053)        -              -            -           (0.053)
    1996            1.000       0.052           -         0.052      (0.052)        -              -            -           (0.052)
    1995            1.000       0.057           -         0.057      (0.057)        -              -            -           (0.057)
    1994            1.000       0.039           -         0.039      (0.039)        -              -            -           (0.039)

                                        NET
                                      INCREASE
                                     (DECREASE)
                                        IN
YEAR ENDED                           NET ASSET
DECEMBER 31,                           VALUE
------------                         ----------
SELECT GROWTH
   FUND(1)
    1998                               $0.617
    1997                                0.381
    1996                                0.061
    1995                                0.270
    1994                               (0.020)

SELECT STRATEGIC
GROWTH FUND(1)
  1998(D)                              (0.027)

SELECT GROWTH
    AND
INCOME FUND
    1998                                0.227
    1997                                0.147
    1996                                0.137
    1995                                0.241
    1994                               (0.042)

SELECT INCOME
    FUND
    1998                                0.010
    1997                                0.027
    1996                               (0.029)
    1995                                0.094
    1994                               (0.105)

MONEY MARKET
    FUND
    1998                                  -
    1997                                  -
    1996                                  -
    1995                                  -
    1994                                  -

*   Annualized
**  Not Annualized
(A) Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C) Excluding reimbursements and reductions.
(D) For period ended December 31, 1998
(1) The Select Growth Fund changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.001 in 1998, $0.006 in 1997 and $0.005 in 1996 for Select Growth Fund; $(0.001) in 1998 for Select Strategic Growth Fund; $0.019 in 1998, $0.019 in 1997 and $0.019 in 1996 for Select
    Growth and Income Fund; and $0.060 in 1995 and $0.055 in 1994 for Select Income Fund.
(3) Dividends from net investment income are less than $0.0005.
(4) Distributions in excess of net realized capital gains.
(5) Distributions in excess of net investment income.


                                   See Notes to Financial Statements.

                          Allmerica Investment Trust


                           RATIOS/SUPPLEMENTAL DATA
           --------------------------------------------------------
                         RATIOS TO AVERAGE NET ASSETS
                ----------------------------------------------

NET ASSET             NET ASSETS
 VALUE                  END OF        NET                                                        PORTFOLIO
 END OF      TOTAL       YEAR      INVESTMENT       OPERATING EXPENSES         MANAGEMENT FEE    TURNOVER
  YEAR       RETURN    (000'S)    INCOME (LOSS)    (A)      (B)      (C)      GROSS       NET      RATE
---------    ------   ---------   -------------    -----    -----    -----    -----      -----   ---------
$ 2.428      35.44%   $ 815,390        0.08%       0.85%    0.87%    0.87%    0.82%      0.82%       86%
  1.811      34.06%     470,356        0.42%       0.91%    0.93%    0.93%    0.85%      0.85%       75%
  1.430      22.02%     228,551        0.38%       0.92%    0.93%    0.93%    0.85%      0.85%      159%
  1.369      24.59%     143,125        0.02%       0.97%       -     0.97%    0.85%      0.85%       51%
  1.099      (1.49)%     88,263        0.37%       1.03%       -     1.03%    0.85%      0.85%       55%




  0.973      (2.47)%**   14,839        0.41%*      1.14%*   1.20%*   1.66%*   0.85%*     0.39%*      24%




  1.779      16.43%     646,086        1.26%       0.70%    0.73%    0.73%    0.68%      0.68%      112%
  1.552      22.51%     473,552        1.34%       0.77%    0.80%    0.80%    0.73%      0.73%       71%
  1.405      21.26%     295,638        1.44%       0.80%    0.83%    0.83%    0.75%      0.75%       78%
  1.268      30.32%     191,610        1.69%       0.85%       -     0.85%    0.75%      0.75%      112%
  1.027       0.73%     110,213        2.51%       0.91%       -     0.91%    0.75%      0.75%      107%

  1.032       6.83%     160,450        5.92%       0.64%    0.64%    0.64%    0.54%      0.54%      130%
  1.022       9.17%     104,253        6.12%       0.72%    0.72%    0.72%    0.59%      0.59%       79%
  0.995       3.32%      77,498        6.29%       0.74%    0.74%    0.74%    0.60%      0.60%      108%
  1.024      16.96%      60,368        6.24%       0.79%       -     0.80%    0.60%      0.59%      131%
  0.930      (4.82)%     40,784        6.07%       0.83%       -     0.85%    0.60%      0.58%      105%


  1.000       5.51%     336,253        5.36%       0.32%    0.32%    0.32%    0.26%      0.26%      N/A
  1.000       5.47%     260,620        5.33%       0.35%    0.35%    0.35%    0.27%      0.27%      N/A
  1.000       5.36%     217,256        5.22%       0.34%    0.34%    0.34%    0.28%      0.28%      N/A
  1.000       5.84%     155,211        5.68%       0.36%       -     0.36%    0.29%      0.29%      N/A
  1.000       3.93%      95,991        3.94%       0.45%       -     0.45%    0.31%      0.31%      N/A

                          Allmerica Investment Trust

                         NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Select Growth and Income, Select Income, and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios").

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

FORWARD FOREIGN CURRENCY CONTRACTS: The Select Emerging Markets, Select Capital Appreciation, Select International Equity, and Select Income Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                          Allmerica Investment Trust

FOREIGN CURRENCY TRANSLATION: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

FEDERAL INCOME TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Select Growth and Income, and Select Income Funds, and annually for the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, and Select Strategic Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Portfolios for the year ended December 31, 1998.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

FUTURES CONTRACTS: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

ORGANIZATION COSTS: For the Select Capital Appreciation Fund, costs incurred in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under applicable securities regulations were capitalized and are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation.

SECURITIES LENDING: Each Portfolio, using Bankers Trust Company ("Bankers Trust") as their agent, may loan securities to brokers who pay the Portfolio negotiated lenders' fees. These fees are disclosed as "securities lending income" on the Statements of Operations. Each applicable Portfolio receives obligations of the U.S. government and its agencies, cash and /or

                          Allmerica Investment Trust
cash equivalents and/or letters of credit as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments.

Each Portfolio pays Bankers Trust fees for its services from the securities lending program. For the year ended December 31, 1998, the Select Aggressive Growth Fund and Select International Equity Fund paid Bankers Trust $99,827 and $35,923, respectively.

EXPENSES: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

FORWARD COMMITMENTS: The Select Capital Appreciation Fund, Select Income Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring the securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

REPURCHASE AGREEMENTS: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.   INVESTMENT ADVISORY, ADMINISTRATION
     AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. The Manager succeeded Allmerica Investment Management Company, Inc. as manager of the Trust on April 16, 1998. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                  PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                   FIRST          NEXT           NEXT           NEXT           OVER
PORTFOLIO                     $100,000,000   $150,000,000   $250,000,000   $250,000,000   $750,000,000
-------------------------------------------------------------------------------------------------------
Select Emerging Markets         1.35%             1.35%          1.35%          1.35%          1.35%
Select Aggressive Growth        1.00%             0.90%          0.85%          0.85%          0.85%
Select Capital Appreciation     1.00%             0.90%          0.85%          0.85%          0.85%
Select Value Opportunity        1.00%             0.85%          0.80%          0.75%          0.70%
Select International Equity     1.00%             0.90%          0.85%          0.85%          0.85%
Select Growth *                 0.85%             0.85%          0.80%          0.75%          0.70%
Select Strategic Growth         0.85%             0.85%          0.85%          0.85%          0.85%
Select Growth and Income        0.75%             0.70%          0.65%          0.65%          0.65%

                          Allmerica Investment Trust

                        FIRST            NEXT              OVER
PORTFOLIO           $50,000,000      $200,000,000      $250,000,000
---------------------------------------------------------------------------
Money Market            0.35%           0.25%               0.20%

                        FIRST            NEXT              OVER
PORTFOLIO           $50,000,000      $50,000,000       $100,000,000
---------------------------------------------------------------------------
Select Income           0.60%           0.55%               0.45%


* Prior to June 1, 1998, the Select Growth Fund paid a management fee, calculated daily and payable monthly, at an annual rate of 0.85%.

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

     Select Emerging Markets            Schroder Capital Management International Inc. ("SCMI")
     Select Aggressive Growth           Nicholas-Applegate Capital Management, L.P.
     Select Capital Appreciation        T. Rowe Price Associates, Inc.
     Select Value Opportunity           Cramer Rosenthal McGlynn, LLC
     Select International Equity        Bank of Ireland Asset Management (U.S.) Limited
     Select Growth                      Putnam Investment Management, Inc.
     Select Strategic Growth            Cambiar Investors, Inc.
     Select Growth and Income           John A. Levin & Co., Inc.
     Select Income                      Standish, Ayer & Wood, Inc.
     Money Market                       Allmerica Asset Management, Inc.

Effective January 2, 1998, Cramer Rosenthal McGlynn, LLC assumed sub-adviser responsibilities from CRM Advisors, LLC for the Select Value Opportunity Fund. Effective April 1, 1998, T. Rowe Price Associates, Inc. assumed sub-adviser responsibilities from Janus Capital Corporation for the Select Capital Appreciation Fund. The Sub-Adviser Agreement with T. Rowe Price Associates, Inc. was approved by shareholders at a meeting held on June 3, 1998. T. Rowe Price International Series, Inc., an investment company managed by an affiliate of T. Rowe Price Associates, Inc., is currently used as an investment vehicle for certain insurance products sponsored by Allmerica Financial and First Allmerica. In addition, the same affiliate currently serves as investment adviser to a corporate investment account of Allmerica Financial Corporation ("AFC"). Standish, Ayer & Wood, Inc. also currently serves as investment adviser to an institutional account sponsored by First Allmerica.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

                          Allmerica Investment Trust

4.   REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations by a percentage of average net assets (Select Aggressive Growth Fund - 1.35%, Select Capital Appreciation Fund - 1.35%, Select Value Opportunity Fund - 1.25%, Select International Equity Fund - 1.50%, Select Growth Fund - 1.20%, Select Strategic Growth Fund - 1.20%, Select Growth and Income Fund - 1.10%, Select Income Fund - 1.00% and Money Market Fund - 0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders. For the year ended December 31, 1998, the operating expenses of the Select Strategic Growth Fund exceeded the amount of its expense limitations by $36,978.

The Manager voluntarily has agreed until further notice to waive its management fee in the event that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Fund after subtracting the fees paid by the Manager to SCMI for sub-advisory services. The Manager has also voluntarily agreed to limit its management fee from the Select Value Oppportunity Fund to an annual rate of 0.90% of average daily net assets. For the year ended December 31, 1998, management fees waived with respect to the Select Emerging Markets and the Select Value Opportunity Funds amounted to $58,518 and $32,482, respectively.

5.   REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.   SHARES OF BENEFICIAL INTEREst

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At December 31, 1998, First Allmerica owned 20,035,734 shares of Select Emerging Markets and 5,011,839 of Select Strategic Growth. During the year ended December 31, 1998, First Allmerica redeemed 5,112,597 shares of Select Capital Appreciation and 5,231,487 shares of Select International Equity.

7.  FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                          Allmerica Investment Trust

8.   FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Emerging Markets Fund, the Select International Equity Fund, the Select Income Fund and the Select Capital Appreciation Fund may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders
of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Emerging Markets Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund, and Money Market Fund, (ten of the funds constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 1999

                          Allmerica Investment Trust

                            REGULATORY DISCLOSURES


The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.

                                CLIENT NOTICES
--------------------------------------------------------------------------------

YEAR 2000 (UNAUDITED): Some computer software cannot distinguish between dates in the year 2000 and dates in the year 1900 because of the way that dates are encoded and calculated. The services provided to the Trust by the Manager, Sub-Advisers, Custodian and other external service providers depend on the proper functioning of their computer software. Failure to correct or replace any non-compliant software could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Trust's securities and of the Trust's shares, and account services. The Trust has requested information from its service providers with respect to their plans to be Year 2000 compliant. The Trust has been advised by its service providers that they either are Year 2000 compliant now or expect to be compliant prior to December 31, 1999. However, there can be no guarantee that the Trust's operations will not be adversely affected by non-compliant computer systems of its service providers or other third parties which interact with such service providers.

                                  * * * * * *

This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

If you would like to request additional copies of this report, please contact either your Allmerica Select Financial representative or call 1-800-366-1492.

                             Allmerica Select SPL

Allmerica Select products are offered through Allmerica Financial Life Insurance and Annuity Company. Our parent company, First Allmerica Financial, is the nation's fifth oldest life insurance company. Founded in 1844, First Allmerica Financial has been serving the financial needs of its policyholders for more than 150 years.

Allmerica Select brings together the experience and financial strength of Allmerica Financial Life with the talent of some of the world's leading money managers. It's a powerful combination that can help achieve your financial goals.

Allmerica Select Variable Products are issued by First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company and
                are distributed by Allmerica Investments, Inc.
  Allmerica Select is a division of the issuing companies. To be preceded or accompanied by the current Allmerica Select Product prospectus. Read it carefully before investing.


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                          ALLMERICA INVESTMENTS, INC.
              440 Lincoln Street, Worcester, Massachusetts 01653


AS-553 (12/98)